Registration No. 333-45343

              As filed with the Securities and Exchange Commission

                               on April 30, 2002

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        POST-EFFECTIVE AMENDMENT NO. 6 TO

                                    FORM S-6
              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
         SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

                       LIFE INSURANCE SEPARATE ACCOUNT OF
                          USAA LIFE INSURANCE COMPANY
                             (Exact Name of Trust)

                          USAA LIFE INSURANCE COMPANY
                              (Name of Depositor)

                            9800 Fredericksburg Road,

                            San Antonio, Texas 78288
          (Complete Address of Depositor's Principal Executive Offices)

                             CYNTHIA A. TOLES, ESQ.
                     Vice President and Assistant Secretary

                          USAA Life Insurance Company

                        9800 Fredericksburg Road, A-1-E
                          San Antonio, Texas 78288-4501

                (Name and Complete Address of Agent for Service)

                  Please send copies of all communications to:

                              DIANE E. AMBLER, ESQ.
                          Kirkpatrick & Lockhart, LLP
                    1800 Massachusetts Ave., N.W., Suite 200
                          Washington, D.C. 20036-1800
                                (202) 778-9000


                            Exhibit Index on Page 114


                                                                  Page 1 to 123

This filing is made pursuant to Rules 6c-3 and 6e-3(T) under the Investment Company Act of 1940.

It is proposed that this filing will become effective (check the appropriate box):

  [ ]     Immediately upon filing pursuant to paragraph (b) of Rule 485


  [X]     On May 1, 2002 pursuant to paragraph (b) of Rule 485

  [ ]     60 days after filing pursuant to paragraph (a)(1) of Rule 485


  [ ]     On (date) pursuant to paragraph (a)(1) of Rule 485


If appropriate, check the following:

  [ ] This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Title and Amount of Securities Being Registered: An Indefinite Amount of Interests in Life Insurance Separate Account of USAA Life Insurance Company Under Variable Universal Life Insurance Policies.

Approximate Date of Proposed Public Offering: Continuous.

#830632v3

                    RECONCILIATION AND TIE BETWEEN ITEMS IN
                         FORM N-8B-2 AND THE PROSPECTUS

                      LIFE INSURANCE SEPARATE ACCOUNT OF
                          USAA LIFE INSURANCE COMPANY

ITEM NO. OF FORM N-8B-2 *        CAPTION IN PROSPECTUS**

1                                Cover Page

2                                Cover Page

3                                Not Applicable

4                                Policy Distribution

5                                Definitions

6                                Separate Account

7                                Not Required***

8                                Not Required***

9                                Legal Matters

10                               Death Benefit; Other Policy Benefits; Payment of Policy
                                 Benefits; Transfer of Cash Value; Loans; Surrenders; Policy
                                 Lapse and Reinstatement; Investment Options - Voting
                                 Privileges; Investment Options - Additions or Changes to
                                 Investment Options; The Contract

11                               Investment Options

12                               Investment Options

13                               The Policy at a Glance - Policy Charges and Deductions; The
                                 Policy at a Glance - Fund Fees and Other Expenses;
                                 Charges and Deductions; USAA Life

14                               Policy Issuance; Premium Payments

15                               Premium Payments; Investment Options

16                               Premium Payments; Allocation of Premiums; Investment
                                 Options

17                               Death Benefit; Other Policy Benefits; Payment of Policy
                                 Benefits; Transfer of Cash Value; Loans; Surrenders; Policy
                                 Lapse and Reinstatement

18                               Tax Matters - Taxation of Policy Proceeds: Our Taxes;
                                 Separate Account; Charges and Deductions - Monthly
                                 Deductions: Mortality and Expense Risk Charge; Financial
                                 Statements

19                               USAA Life; Reports and Records

20                               Not Applicable

21                               Loans

22                               Not Applicable

23                               Not Applicable**

24                               Charges and Deductions; Cash Value; Telephone
                                 Transactions; Free Look Right; Postponement of Payments;
                                 More Policy Information

25                               USAA Life

26                               Not Applicable

27                               USAA Life

28                               USAA Life - Directors of USAA Life; USAA Life - Officers
                                 (other than Directors)

29                               USAA Life

30                               Not Applicable

31                               Not Applicable

32                               Not Applicable

33                               Not Applicable

34                               Not Applicable

35                               Policy Distribution

36                               Not Required***

37                               Not Applicable

38                               Policy Distribution

39                               Policy Distribution

40                               Not Applicable

41                               Policy Distribution; Investment Options

42                               Not Applicable

43                               Not Applicable

44                               Charges and Deductions - Other Charges; Investment
                                 Options

45                               Not Applicable

46                               Charges and Deductions - Other Charges; Investment
                                 Options

47                               Not Applicable

48                               Not Applicable

49                               Not Applicable

50                               Not Applicable

51                               Not Applicable**

52                               Investment Options - Additions or Changes to Investment
                                 Options

53                               Tax Matters - Taxation of USAA Life

54                               Not Applicable

55                               Not Applicable**

56                               Not Required***

57                               Not Required***

58                               Not Required***

59                               Not Required***

          * Registrant includes this Reconciliation and Tie Sheet in the amendment to its Registration Statement in compliance with Instruction 4 as to the Prospectus as set out in Form S-6. Registrant filed a Notification of Registration as an investment company on Form N-8A and a Form N-8B-2 Registration Statement under the Investment Company Act of 1940 on January 30, 1998. Pursuant to Sections 8 and 30(b)(1) of the Investment Company Act of 1940, Rule 30a-1 under that Act, and Forms N-8B-2 and N-SAR under that Act, Registrant will keep its Form N-8B-2 Registration Statement current through the filing of periodic reports required by the Securities and Exchange Commission.

          **     Caption in Prospectus, to the extent relevant to this Form.
Certain items are not relevant pursuant to the administrative practice of the Commission and its staff of adapting the disclosure requirements of the Commission's registration statement forms in recognition of the differences between variable life insurance policies and other periodic payment plan certificates issued by investment companies and between separate accounts organized as management companies and unit investment trusts.

         ***     Not required pursuant to Instruction 1(a) as to the Prospectus as set out in Form S-6.

                       This page left blank intentionally

USAA(R) [LOGO]

                                                    USAA LIFE INSURANCE COMPANY
                                                        VARIABLE UNIVERSAL LIFE
                                                                     PROSPECTUS

                                                                    May 1, 2002

USAA Life Insurance Company
Variable Universal Life

Table of Contents

Section
-------

A.    Variable Universal Life Insurance Policy Prospectus................3A-96A

B.  USAA Life Investment Trust Prospectus................................1B-27B
    (Income Fund).........................................................2B-5B
    (Growth and Income Fund)..............................................6B-7B
    (World Growth Fund)..................................................8B-10B
    (Diversified Assets Fund)...........................................11B-14B
    (Aggressive Growth Fund)............................................15B-17B


C.  Vanguard(R) Variable Insurance Fund Prospectuses........................C-C
    (Money Market Portfolio)................................................C-C
    (High Yield Bond Portfolio).............................................C-C
    (Diversified Value Portfolio)...........................................C-C
    (Equity Index Portfolio)................................................C-C
    (Mid-Cap Index Portfolio)...............................................C-C
    (Small Company Growth Portfolio)........................................C-C
    (International Portfolio)...............................................C-C
    (REIT Index Portfolio)..................................................C-C


D.  Fidelity(R) Variable Insurance Products Prospectuses....................D-D
    (Contrafund(R)Portfolio, Initial Class).................................D-D
    (Equity-Income Portfolio, Initial Class)................................D-D
    (Dynamic Capital Appreciation Portfolio, Initial Class).................D-D

E.  Scudder Variable Series I Prospectus....................................E-E
    (Capital Growth Portfolio, Class A Shares)..............................E-E

F.  Alger American Fund Prospectus..........................................F-F
    (Alger American Growth Portfolio).......................................F-F

                       This page left blank intentionally

                                      2 A

                    VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                                   Prospectus

                                  May 1, 2002

Offered By: USAA LIFE INSURANCE COMPANY
            9800 Fredericksburg Road, San Antonio, Texas 78288
            Telephone: toll free 1-800-531-2923

This Prospectus describes a Variable Universal Life Insurance Policy ("Policy") that we are offering, through our Life Insurance Separate Account, to individual members of the United Services Automobile Association ("USAA"), the parent company of the USAA Group of Companies, as well as to the general public.

The Policy offers you:
 o Life insurance protection guaranteed by USAA Life. (See "Payment of Policy Benefits.")
 o 18 investment options. ( See "Investment Options" and the accompanying Fund prospectuses for a description of the Funds.)

USAA Life Investment Trust                     Fidelity(R) Variable Insurance Products
--------------------------                     ---------------------------------------
USAA Life Growth and Income Fund               Fidelity VIP Contrafund(R) Portfolio, Initial Class
USAA Life Aggressive Growth Fund
                                               Fidelity VIP Equity-Income Portfolio, Initial Class
USAA Life World Growth Fund
                                               Fidelity VIP Dynamic Capital Appreciation Portfolio,
USAA Life Diversified Assets Fund
                                               Initial Class
USAA Life Income Fund

Vanguard(R) Variable Insurance Fund            Scudder Variable Series I
-----------------------------------            -------------------------
Vanguard Diversified Value Portfolio           Scudder VS I Capital Growth Portfolio, Class A Shares
Vanguard Equity Index Portfolio
Vanguard Mid-Cap Index Portfolio               The Alger American Fund
                                               -----------------------
Vanguard Small Company Growth Portfolio        Alger American Growth Portfolio
Vanguard International Portfolio
Vanguard REIT Index Portfolio
Vanguard High Yield Bond Portfolio
Vanguard Money Market Portfolio

 o  Flexible premium payments. (See "Premium Payments.")

Please read this Prospectus carefully and keep it for future reference. Your Prospectus and Policy may reflect variations required by the laws of your state. This Prospectus is not valid unless accompanied by the current prospectuses for the Funds. Defined terms used in this Prospectus appear at the beginning of this booklet.

                 Investments in the Variable Fund Accounts are not deposits or other obligations of, or guaranteed by, the USAA Federal Savings Bank, are not insured by the
                 Federal Deposit Insurance Corporation ("FDIC") or any other government agency, are subject to investment risks, and may lose value.

IMPORTANT        The Securities and Exchange Commission("SEC") has not approved or disapproved
 NOTICES         the securities described in this Prospectus or passed upon the adequacy of this
                 Prospectus. Anyone who tells you otherwise is committing a federal crime.

                 YOU MAY CANCEL THE POLICY WITHIN 10 DAYS AFTER RECEIVING IT, OR
                 SUCH LONGER PERIOD AS THE LAWS OF YOUR STATE MAY REQUIRE.

                                      3 A

------------------
TABLE OF CONTENTS
-----------------

DEFINITIONS..................................................................7A
THE POLICY AT A GLANCE......................................................10A
QUESTIONS AND ANSWERS.......................................................14A
POLICY INFORMATION..........................................................19A
     Policy Issuance........................................................19A
          Who May Purchase a Policy.........................................19A
          How to Purchase a Policy..........................................19A
          Effective Date of Your Policy.....................................19A
     Premium Payments.......................................................19A
          Methods of Payment................................................19A
          Amount and Frequency of Payments..................................19A
     Allocation of Premiums.................................................20A
          Planned Periodic Premium Payments.................................20A
          Annual Target Premium Payment.....................................21A
     Investment Options.....................................................21A
          Variable Fund Accounts............................................22A
          Additions or Changes to Investment Options........................26A
          Voting Privileges.................................................26A
          Special Considerations............................................26A
     Policy Lapse and Reinstatement.........................................26A
          Lapse.............................................................26A
          Grace Period......................................................27A
          Guaranteed Death Benefit..........................................27A
          Reinstatement.....................................................27A
     Charges and Deductions.................................................28A
          Premium Charge....................................................28A
          Monthly Deductions from Cash Value................................28A
          Separate Account Charges..........................................29A
          Transfer Charges..................................................29A
          Surrender Charges.................................................29A
          Other Charges.....................................................30A
          Deduction of Charges..............................................30A
     Death Benefit..........................................................30A
          Choosing Between Option A and Option B............................30A
          Illustrations of Option A and Option B............................31A
          Changing Your Death Benefit Option................................31A
          Changing Your Policy's Specified Amount...........................31A
     Other Policy Benefits..................................................32A
          Optional Insurance Benefits.......................................32A
          Benefits at Maturity..............................................33A
     Payment of Policy Benefits.............................................33A
          Payment of Death Benefit..........................................33A
          Payment of Maturity Benefit.......................................34A
          Death Benefit Payment Options.....................................34A
     Cash Value.............................................................34A
          Calculating Your Value in the Variable Fund Accounts..............35A

                                      4 A

     Transfer of Value......................................................35A
     Loans..................................................................36A
          Loan Collateral...................................................36A
          Loan Interest.....................................................36A
          Repayment of Indebtedness.........................................36A
          Effect of Policy Loans............................................37A
     Surrenders.............................................................37A
          Full Surrenders...................................................37A
          Partial Surrenders................................................37A
     Telephone Transactions.................................................38A
     Dollar Cost Averaging Program..........................................38A
     Free Look Right........................................................38A
     Postponement of Payments...............................................39A
MORE POLICY INFORMATION.....................................................40A
     Owners and Beneficiaries...............................................40A
          Owners............................................................40A
          Beneficiaries.....................................................40A
     Calculating Your Cost of Insurance.....................................41A
          Net Amount at Risk................................................41A
          Net Amount at Risk - More Than One Rate Class.....................41A
          Cost of Insurance Rates...........................................41A
     Minimum Amount Insured.................................................42A
     The Contract...........................................................42A
     Incontestability.......................................................42A
     Misstatement of Age or Sex.............................................43A
     Suicide Exclusion......................................................43A
     Non-Participating Policy...............................................43A
     Reports and Records....................................................43A
PERFORMANCE INFORMATION.....................................................44A
OTHER INFORMATION...........................................................45A
     USAA Life..............................................................45A
          Directors of USAA Life............................................45A
          Officers (other than Directors)...................................46A
     Separate Account.......................................................48A
     Policy Distribution....................................................48A
     Tax Matters............................................................49A
          Taxation of Policy Proceeds.......................................49A
          Taxation of USAA Life.............................................52A
     State Regulation of USAA Life..........................................53A
     Legal Matters..........................................................53A
     Independent Auditors...................................................53A
     Registration Statement.................................................53A
     Financial Statements...................................................54A

                                      5 A

                       This page left blank intentionally

                                      6 A

------------
DEFINITIONS
------------

In This Prospectus:
-------------------

Accumulation Unit or UNIT means an accounting unit of measure that we use to calculate values in each Variable Fund Account. The value of one unit is known as the Accumulation Unit Value ("AUV").

Administrative Charge means a monthly charge deducted from the Policy's cash value during the first Policy Year only. The Administrative Charge compensates us for the start-up expenses we incur in issuing the Policy. The Administrative Charge is shown on the Policy Information Page.

Anniversary means the same date each succeeding year as the Effective Date of the Policy.

Annual Target Premium Payment means an annual amount of premium payment that we establish when we issue your Policy. It is shown on the Policy Information Page. We use it to determine whether a premium charge will be deducted from premium payments, whether a surrender charge is imposed on a full surrender, and whether the Guaranteed Death Benefit applies.

Beneficiary means the person or entity designated to receive the death benefit upon the Insured's death.

Cash Surrender Value means your Policy cash value less the surrender charge, if any, payable on full surrender of your Policy.

Cash Value, on the Effective Date, means the Net Premium less the Monthly Deduction for the following month. Thereafter, on any Valuation Date, cash value means the sum of:

     o    your Policy's value that you invest in the Variable Fund Accounts;
     o plus, if applicable, any value that you transfer from the Separate Account to USAA Life's general account to secure any Policy loan;
     o plus any interest earnings we credit on the value held in the general account;
     o less the amount of any outstanding loan including any unpaid loan interest; and
     o less any Monthly Deductions, transfer charges, and partial surrender charges we apply through that date.

Date of Receipt means the date we actually receive the item at our Home Office, subject to two exceptions:
     o if we receive the item on a date other than a Valuation Date, the Date of Receipt will be the following Valuation Date; and
     o if we receive the item on a Valuation Date after close of regular trading of the New York Stock Exchange, the Date of Receipt will be the following Valuation Date.

Death Benefit means the benefit we pay in accordance with the death benefit option in effect on the Insured's death (1) reduced by any Indebtedness and any due and unpaid Monthly Deductions; and (2) increased by any optional insurance benefits provided by rider.

Death Benefit Option means one of the two death benefit options that the Policy provides, namely, Option A and Option B. Option A is the greater of the current Specified Amount or the Minimum Amount Insured. Option B is the greater of the current Specified Amount, plus the Policy's cash value, or the Minimum Amount Insured.

Effective Date means the date we approve the application and issue your Policy or the date we approve any increase in Specified Amount under your Policy. The Effective Date is shown on the Policy Information Page.

                                      7 A

Free Look Period means the period of time required by state law during which you may return the Policy for cancellation and receive a refund. The Free Look Period is shown on the Policy Information Page. You may cancel your Policy within 10 days of receipt (or a longer period depending on where you reside). Your initial premium payment allocated to any of the Variable Fund Accounts is invested in the Vanguard Money Market Portfolio Variable Fund Account during the Free Look Period plus 5 calendar days. (See "Free Look Right.")

Fund means an investment portfolio that has specific investment objectives and policies and is offered by a Mutual Fund.

Guaranteed Death Benefit means that if you pay a sufficient amount of premium, we guarantee your Policy will not lapse during the first 5 Policy Years and that we will pay a death benefit.

Home Office means USAA Life Insurance Company, USAA Building, 9800 Fredericksburg Road, San Antonio, Texas 78288.

Indebtedness means the sum of all unpaid Policy loans and any unpaid accrued interest due on such loans.

Insured means the person whose life is insured. The Insured is identified on the Policy Information Page. The Insured may or may not be the Owner.

Lapse means your Policy has terminated because of insufficient cash value from which to deduct the Monthly Deduction and any loan interest then due. No insurance coverage exists when your Policy has lapsed.

Maintenance Charge means a monthly charge that we deduct from the Policy's cash value. The Maintenance Charge compensates us for recurring administrative expenses related to the maintenance of the Policy and the Separate Account. The Maintenance Charge is shown on the Policy Information Page.

Maturity Date means the date that we will pay your Policy's cash value to you, as long as the Policy has not terminated because of lapse, full surrender, or the Insured's death. The Maturity Date is shown on the Policy Information Page.

Monthly Anniversary means the same date of each succeeding month as the Effective Date of your Policy.

Monthly Deduction means a charge we make under your Policy each month against the Policy's cash value. The charge is equal to:
    o  the cost of insurance and any riders; plus
    o the Administrative Charge that is applied during the first 12 months that the Policy is in effect; plus
    o  the Maintenance Charge.

Minimum Amount Insured means the amount of life insurance required by the Internal Revenue Code to qualify your Policy as life insurance and to exclude the death benefit from a Beneficiary's taxable income.

Mutual Fund means an open-end investment company registered under federal securities law. It may offer shares of several different Funds for investment.

Net Asset Value ("NAV") means the current value of each Fund's total assets, less all liabilities, divided by the total number of shares outstanding.

Net Premium Payment means the amount of a premium payment less the Policy's premium charge.

                                      8 A

Notice to Us means your signed statement that we receive at our Home Office and that is in a form satisfactory to us.

Owner means the person to whom we owe the rights and privileges of the Policy.

Policy Information Page means the page that identifies certain information about the Policy and specifies certain terms of the Policy.

Policy Year means a period of 12 calendar months starting with the Effective Date of the Policy, and each 12-month period thereafter. For example, if your Policy was issued on July 15, your first Policy Year would end on the following July 14. Each subsequent Policy Year would start on July 15 and end on July 14.

Premium Charge means an amount that we deduct from premium payments to compensate us for sales charges and taxes related to the Policy.

Separate Account means the Life Insurance Separate Account of USAA Life Insurance Company. The Separate Account is an investment account established under Texas law through which we invest the Net Premium Payments we receive for investment in the Variable Fund Accounts under the Policy. The Separate Account is divided into subdivisions called the Variable Fund Accounts. Each Variable Fund Account invests the Net Premium Payments allocated to it in a particular Fund. We own the assets of the Separate Account. To the extent that the assets are equal to the reserves and other contractual liabilities, they are not chargeable with liabilities arising out of any other business of ours. We credit or charge the income, gains, and losses, realized or unrealized, from the assets of the Separate Account against the Separate Account without regard to our other income, gains or losses. We registered the Separate Account as an investment company under federal securities law.

Specified Amount means the minimum death benefit payable as long as the Policy is in effect. It is also the amount of life insurance we issue. The specified amount is shown on the Policy Information Page.

Surrender Charge means an amount that we may deduct from your Policy's cash value if you surrender your Policy in full.

Valuation Date means any business day, Monday through Friday, on which the New York Stock Exchange is open for regular trading, except
    o  any day on which the value of the shares of a Fund is not computed, or
    o any day during which no order for the purchase, surrender or transfer of Accumulation Units is received.

Valuation Period means the period of time from the end of any Valuation Date to the end of the next Valuation Date.

Variable Fund Account means a subdivision of the Separate Account in which you may invest Net Premium Payments. The Policy provides several Variable Fund Accounts. Each Variable Fund Account corresponds to a particular Fund. Net Premium Payments that you allocate to a Variable Fund Account are invested in a particular Fund. We also refer to the Variable Fund Accounts as Accounts in this Prospectus.

We, Our, Us, Or USAA Life means USAA Life Insurance Company.

You, Your Or Yours refers to the Owner of the Policy.

                                      9 A

----------------------
THE POLICY AT A GLANCE
----------------------

The following is a snapshot of the Policy. Please refer to the remainder of the Prospectus for further details and other information.

-----------------------------------------------------------------------------------------------------------
                                     Premium Payments and Withdrawals
-----------------------------------------------------------------------------------------------------------
         MINIMUM AMOUNTS
         Initial Premium                    Depends on Specified Amount of insurance coverage
       Subsequent Premiums                  Depends on Specified Amount of insurance coverage
           Withdrawals                                            None
-----------------------------------------------------------------------------------------------------------
                                      Insurance Benefits
-----------------------------------------------------------------------------------------------------------
          DEATH BENEFITS
             Option A                   Greater of Specified Amount or Minimum Amount Insured
             Option B                        Greater of Specified Amount plus cash value
                                                      or Minimum Amount Insured

     Minimum Coverage Required              $100,000 ($25,000 for Insureds under age 18)
   Minimum Increase or Decrease          $25,000, subject to $50,000 minimum coverage amount
            in Coverage              ($25,000 for Insureds under age 18) with certain exceptions

        OPTIONAL INSURANCE                    Accelerated Benefit for Terminal Illness
        BENEFITS AVAILABLE                            Accidental Death Benefit
             BY RIDER*                             Children Term Life Insurance
  (*Not available in all states)                      Extended Maturity Date
                                    Waiver of Monthly Deduction in Event of Permanent Disability

       BENEFITS AT MATURITY                          Current Policy cash value
-----------------------------------------------------------------------------------------------------------
                                     Policy Charges and Deductions
-----------------------------------------------------------------------------------------------------------
          PREMIUM CHARGE                3% from each premium payment received until 10 Annual
                                                    Target Premium Payments paid

        MONTHLY DEDUCTIONS
          FROM CASH VALUE

     Cost of Insurance Charge(1)          Issue Class          Current Monthly       Guaranteed Monthly(2)
                                          -----------
(per $1,000 of net amount at risk)                            Cost of Insurance       Cost of Insurance
                                                              -----------------       -----------------
                                                                  Per (000)               Per (000)

      Minimum Monthly Cost of
          Insurance Rates
            Male, Age 9                    Standard                 $0.08                   $0.12
           Male, Age 26                 Preferred Ultra             $0.05                   $0.12
           Female, Age 9                   Standard                 $0.08                   $0.12
          Female, Age 32                Preferred Ultra             $0.03                   $0.11

      Maximum Monthly Cost of
          Insurance Rates
           Male, Age 99                    Standard                 $53.50                  $83.33
           Male, Age 99                 Preferred Ultra             $22.20                  $83.33
          Female, Age 99                   Standard                 $52.12                  $83.33
          Female, Age 99                Preferred Ultra             $16.44                  $83.33
-----------------------------------------------------------------------------------------------------------

-------------------------------------
(1) The cost of insurance charge for an Insured depends on the age, sex, and rate class of the Insured. (See "Calculating Your Cost of Insurance.")

(2) Based on the 1980 Commissioners Standard Ordinary Mortality Table.

                                      10 A

------------------------------------------------------------------------------------------------------------
       Administrative Charge                 $10 per month (applies only during first Policy Year)
        Maintenance Charge                                       $5 per month

      Terminal Illness Rider                                         None
  Accidental Death Benefit Rider                      $.07 per $1,000 coverage per month
Children Term Life Insurance Rider                         $.50 per $1,000 coverage
   Extended Maturity Date Rider                                      None
 Waiver of Monthly Deduction Rider         Depends on age of Insured. We apply the Waiver of Monthly
                                           Deduction rates to the amount of Monthly Deduction to be
                                            waived. The rates vary from a minimum of $.05 per $1 of
                                         Monthly Deduction at ages 15-30 to a maximum of $.277 per $1 of Monthly Deduction at age 59. The rates do not vary by
                                                          underwriting class or sex.

          TRANSFER CHARGE           $0 for first 18 transfers each Policy Year; $25 per transfer in excess of 18 per Policy Year(3)

         SEPARATE ACCOUNT
              CHARGES
   Mortality and Expense Charge                 .75% of average net assets of Separate Account(4)
     Federal Income Tax Charge                                  Currently none(5)

         SURRENDER CHARGES
         Partial Surrender                          Lesser of $25 or 2% of amount withdrawn
          Full Surrender                        Maximum of 50% of Annual Target Premium Payment
                                         (declines each Policy Year to 0% after the 10th Policy Year)

        Minimum and Maximum
        Surrender Charges:
     Minimum Surrender Charges
      Per $1,000 of Insurance
          Male, Standard            Age 1        $ 2.45 at issue, grading to $0.00 after 10 Policy Years
       Male, Preferred Ultra        Age 18       $ 1.76 at issue, grading to $0.00 after 10 Policy Years
         Female, Standard           Age 1        $ 2.41 at issue, grading to $0.00 after 10 Policy Years
      Female, Preferred Ultra       Age 18       $ 1.53 at issue, grading to $0.00 after 10 Policy Years
     Maximum Surrender Charges
      Per $1,000 of Insurance
          Male, Standard            Age 80       $39.35 at issue, grading to $0.00 after 10 Policy Years
       Male, Preferred Ultra        Age 80       $28.50 at issue, grading to $0.00 after 10 Policy Years
         Female, Standard           Age 80       $36.89 at issue, grading to $0.00 after 10 Policy Years
      Female, Preferred Ultra       Age 80       $24.70 at issue, grading to $0.00 after 10 Policy Years
------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
(3) We reserve the right at any time, and without prior notice, to terminate, suspend, or modify these transfer privileges.

(4) We deduct the Mortality and Expense Charge on a daily basis at an annual rate of .75% of the average net assets of each Variable Fund Account.

(5) We do not currently deduct a Federal Income Tax Charge from the assets of the Separate Account, because USAA Life does not currently incur any income tax on the earnings or the realized capital gains attributable to the Separate Account.

                                      11 A

---------------------------------------------------------------------------------------------------------------------
                                            Fund Fees and Other Expenses
---------------------------------------------------------------------------------------------------------------------
                                                                                                    Total Fund
                                                                                    Total Fund      Operating
                                                    Other Expenses  Other Expenses  Operating       Expenses
                                Management          Before Expense  After Expense   Expenses        After Expense
Variable Fund Account           Fees                Reimbursement   Reimbursement   Before Expense  Reimbursement(6)
                                                                                    Reimbursement
---------------------------------------------------------------------------------------------------------------------
USAA LIFE
INVESTMENT TRUST(7)

Growth and Income                    .20%                .22%            .15%            .42%            .35%
---------------------------------------------------------------------------------------------------------------------
Aggressive Growth                    .50                 .53             .20            1.03             .70
---------------------------------------------------------------------------------------------------------------------
World Growth                         .20                 .91             .45            1.11             .65
---------------------------------------------------------------------------------------------------------------------
Diversified Assets                   .20                 .39             .15             .59             .35
---------------------------------------------------------------------------------------------------------------------
Income                               .20                 .65             .15             .85             .35
---------------------------------------------------------------------------------------------------------------------
VANGUARD(R) VARIABLE
INSURANCE FUND
---------------------------------------------------------------------------------------------------------------------
Diversified Value Portfolio          .13                 .32             .32             .45             .45
---------------------------------------------------------------------------------------------------------------------
Equity Index Portfolio               .01                 .16             .16             .17             .17
---------------------------------------------------------------------------------------------------------------------
Mid-Cap Index Portfolio              .01                 .27             .27             .28             .28
---------------------------------------------------------------------------------------------------------------------
Small Company Growth Portfolio       .15                 .35             .35             .50             .50
---------------------------------------------------------------------------------------------------------------------
International Portfolio              .13                 .30             .30             .43             .43
---------------------------------------------------------------------------------------------------------------------
REIT Index Portfolio                 .01                 .38             .38             .39             .39
---------------------------------------------------------------------------------------------------------------------
High Yield Bond Portfolio            .06                 .22             .22             .28             .28
---------------------------------------------------------------------------------------------------------------------
Money Market Portfolio               .01                 .17             .17             .18             .18
---------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE
INSURANCE PRODUCTS
---------------------------------------------------------------------------------------------------------------------
Contrafund(R) Portfolio,
Initial Class(8)                     .58                 .10             n/a             .68             n/a
---------------------------------------------------------------------------------------------------------------------
Equity-Income Portfolio,
Initial Class(8)                     .48                 .10             n/a             .58             n/a
---------------------------------------------------------------------------------------------------------------------
Dynamic Capital Appreciation
Portfolio, Initial Class(8),(9)      .58                3.01             .92            3.59            1.50
---------------------------------------------------------------------------------------------------------------------
SCUDDER VARIABLE
SERIES I

Capital Growth Portfolio,
Class A Shares                       .46                 .04             .04             .50             .50
---------------------------------------------------------------------------------------------------------------------
ALGER AMERICAN FUND

Growth Portfolio                     .75                 .06             .06             .81             .81
---------------------------------------------------------------------------------------------------------------------


                                      12 A

---------------------------------------------------------------------------------------------------------------------
                                                          Transfers
---------------------------------------------------------------------------------------------------------------------
Number of Free Transfers               18 per Policy Year. We reserve the right at any time, and
                                       without prior notice, to terminate, suspend, or modify these transfer privileges. (See "Transfer of Value.")

Minimum Amount of                      $250 (or remaining value in Variable Fund Account, if less)
   Transfer

---------------------------------------------------------------------------------------------------------------------
                                                          Loans
---------------------------------------------------------------------------------------------------------------------
 Minimum Loan Amount                   None

 Maximum Loan Amount                   85% of cash surrender value

 Maximum Interest Rate                 6% payable in advance, 4.5% preferred rate payable in advance

---------------------------------------------------------------------------------------------------------------------

6 We based the fee and expense figures shown with respect to each Variable Fund Account on amounts incurred during the most recent fiscal year.

7 Certain expense reimbursement arrangements had the effect of reducing expenses actually paid by certain Funds of the USAA Life Investment Trust. The expense reimbursement arrangements for the Funds of the USAA Life Investment Trust exist pursuant to an Underwriting and Administrative Services Agreement, under which USAA Life, out of its general account, has agreed to assume Fund expenses to the extent that such expenses exceed, on an annual basis, .70% of the monthly average net assets of the Aggressive Growth Fund, .65% of the monthly average net assets of the World Growth Fund, and .35% of the monthly average net assets of each other Fund. This Agreement is terminable by any party thereto upon 120 days notice to the other parties.


8 Actual annual class operating expenses were lower because a portion of the brokerage commissions that the Funds paid were used to reduce the Funds' expenses. In addition, through arrangements with the Funds' custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. These offsets may be discontinued at any time. See the accompanying Fund prospectuses for details.

9 The Fund's manager has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses) exceed 1.50%. This arrangement can be discontinued by the Fund's manager at any time.


--------------------------------------------------------------------------------
     Log on to usaa.com day or night for policy details, fund account summaries and financial activity information.
--------------------------------------------------------------------------------

                                      13 A

---------------------------
   QUESTIONS AND ANSWERS
---------------------------

The following are answers to some basic questions about the Policy. Please read the remainder of this Prospectus for further details.

What kind of life insurance is the Policy?
------------------------------------------

The Policy is a flexible premium variable life insurance policy. The Policy is called "flexible premium" because it gives you the flexibility to vary the amount and frequency of your premium payments, within certain limits. (See "Premium Payments.") The Policy is called "variable" life insurance because your cash value, your cost of insurance charges, and your life insurance (death) benefits can vary according to your investment in one or more Variable Fund Accounts. (See "Cash Value," "Charges and Deductions - Monthly Deductions from Cash Value," and "Death Benefit.") Your investment experience in the Variable Fund Accounts may be positive or negative. The Policy has no minimum guaranteed cash value, which means you bear the entire investment risk that your cash value could decline to zero.

How do I buy a Policy?
----------------------

You can buy a Policy by calling us at 1-800-531-2923 or by contacting one of our regional offices. Our licensed insurance representatives can help you complete an application and assist you through our application or "underwriting" process, which normally involves a medical exam. We will issue a Policy to you, provided you meet our requirements for insurability. We will not issue a Policy that insures a person older than age 80. We also reserve the right to reject an application for any reason. Insurance coverage under your Policy begins on its Effective Date. (See "Policy Issuance.")

How much insurance can I buy?
-----------------------------

The minimum amount of insurance you can buy is $100,000 ($25,000 if the Insured is less than 18 years of age). We call the amount of insurance you specify on your application the "Specified Amount." Federal tax law limits your ability to make certain amounts of large premium payments relative to your Policy's Specified Amount and may impose penalties on amounts you take out of your Policy if you do not observe certain additional requirements. (See "Premium Payments - Amount and Frequency of Payments" and "Tax Matters.") We will monitor your premium payments to be sure that you do not exceed permitted amounts or inadvertently incur any tax penalties due to excess premium payments. You can change the Specified Amount, at any time, subject to the conditions described under "Death Benefit - Changing Your Policy's Specified Amount."

What insurance protection does the Policy offer?
------------------------------------------------

The Policy offers two types of insurance protection or "death benefit" options. If you select the Option A death benefit, upon the Insured's death, we will pay your Beneficiary the greater of:

     o  your Policy's Specified Amount, or
     o  the Minimum Amount Insured.

If you select the Option B death benefit, upon the Insured's death, we will pay your Beneficiary the greater of:
     o the sum of your Policy's Specified Amount and your cash value, on the one hand, or
     o  the Minimum Amount Insured on the other. (See "Death Benefit.")

As long as the Policy remains in effect, under either option, the death benefit will never be less than the Policy's Specified Amount, less any Indebtedness and any due and unpaid Monthly Deductions.

In addition, you can add optional insurance death benefits to a Policy by rider. (See "Other Policy Benefits - Optional Insurance Benefits.")

                                      14 A

How much are the premium payments?
----------------------------------

Within certain limits, you have the flexibility to determine the amount and timing of your premium payments to reflect your changing financial conditions or objectives. We generally require a minimum initial premium to issue a Policy, but we do not impose a minimum on your subsequent premium payments. (See "Premium Payments.") You must, of course, maintain sufficient cash value to keep your Policy in effect, which may require you to make additional unscheduled premium payments. (See "Policy Lapse and Reinstatement.")

You will usually plan a periodic premium schedule when applying for a Policy. If you wish, we will bill you for these amounts. However, you are not required to follow this schedule. (See "Premium Payments.")

What are the charges and deductions?
------------------------------------

We assess certain charges and deductions to support the operation of your Policy and the Separate Account. Some charges apply to your premium payments, some apply to your cash value, and others apply to the Separate Account. In addition, we assess administrative fees for processing Policy transactions, such as partial surrenders of cash value and transfer of value among Variable Fund Accounts in excess of 18 free transfers per Policy Year. (See "The Policy At a Glance" and "Charges and Deductions.")

What factors affect my cost of insurance?
-----------------------------------------

If you are the Insured, your cost of insurance will depend on your age, sex, and rate class. The rate class that applies depends on your health, whether you use tobacco, and other factors that we use to determine your insurability. During the life of the Policy, the maximum monthly cost of insurance charges will never exceed the guaranteed monthly cost of insurance rates specified in your Policy. (See "Calculating Your Cost of Insurance.")

What is the Separate Account?
-----------------------------

The Separate Account is a segregated asset account of USAA Life that supports the Policy's variable life insurance benefits. The Separate Account consists of 18 Variable Fund Accounts, each of which invests in a corresponding Fund. (See "Investment Options.")

What are my investment choices?
-------------------------------

You may invest in up to 18 Variable Fund Accounts, each of which invests exclusively in a corresponding Fund of the USAA Life Investment Trust ("Trust"), the Vanguard(R) Variable Insurance Fund ("Vanguard Fund"), the Fidelity(R) Variable Insurance Products ("Fidelity Funds"), Scudder Variable Series I ("Scudder Series"), or The Alger American Fund ("Alger Fund"). (See "Investment Options.")

How will my Policy's cash value vary?
-------------------------------------

Your Policy's cash value will vary on a daily basis to reflect the investment experience of the Variable Fund Accounts. Your Policy's cash value also will reflect the amount and frequency of premium payments, any partial surrenders of cash value, any Policy loans and the charges and deductions connected with the Policy. Your Policy has no minimum guaranteed cash value, which means you bear the entire investment risk that your cash value could decline to zero. (See "Cash Value.")

                                      15 A

How may I allocate my cash value?
---------------------------------

You may allocate your cash value to any of the Variable Fund Accounts by specifying on your Policy application how much of your Net Premium Payment you would like us to apply to each Account. We will allocate your Net Premium Payments in accordance with your allocation instructions on your application, until you direct otherwise. You may change future allocations at any time by telephone or by Notice to Us. You may allocate your Net Premium Payment in increments as small as 1/10th of one percent. (See "Premium Payments.")

Can I transfer value among investment options?
----------------------------------------------

Yes. You can transfer value among the Variable Fund Accounts up to 18 times per Policy Year without charge. Each transfer above 18 in a Policy Year is subject to a $25 transfer charge. We reserve the right at any time, and without prior notice, to terminate, suspend, or modify these transfer privileges. You may authorize transfers by telephone or by Notice to Us. (See "Telephone Transactions.") Each transfer must be at least $250, or the remaining value in the Variable Fund Account, if less. (See "Transfer of Value.")

How do I keep track of my Policy's cash value?
----------------------------------------------

Log on to usaa.com day or night for a convenient way to access information about:
     o  your Policy details,
     o  Variable Fund Account summaries, and
     o  financial activity information.

You may also access information about your Policy through USAA's Touchline(R), our 24-hour automated voice response system at 1-800-531-5433. You will need your USAA number or Social Security number and your USAA PIN (the unique personal identification number you use for all USAA Touchline(R) services and usaa.com or the last 4 digits of your Social Security number). We will also send you periodic reports concerning your Policy and the Separate Account. (See "Reports and Records.")

How do I access my cash value?
------------------------------

You can partially or fully surrender the Policy for a portion or all of its cash value, less any applicable charges, any Indebtedness, and any due and unpaid Monthly Deductions. We assess an Administrative Charge equal to the lesser of $25 or 2% of the amount withdrawn for each partial surrender paid. We also assess a surrender charge for full surrenders. (See "Surrenders" and "Charges and Deductions - Surrender Charges.") Partial surrenders and related surrender charges will reduce your Policy's death benefit on a dollar for dollar basis. (See "Changing Your Policy's Specified Amount" under "Death Benefits.") Full surrenders will terminate the Policy. (See "Tax Matters" for a discussion of the tax consequences of surrenders.)

                                      16 A

Can I borrow against the Policy's cash value?
---------------------------------------------

Yes. You may borrow money from us, after your Policy has been in effect one year. You may borrow by using your Policy as the sole security for the loan. The most you can borrow against your Policy is 85% of its cash surrender value. In some cases, we may reduce the amount you can borrow. Interest on any loan is payable in advance at the maximum annual interest rate of 6% (4.5% for preferred loans). Lower rates may be available. A loan, whether repaid or not, will have a permanent effect on the cash value and may have a permanent effect on the death benefit of your Policy. (See "Loans.")

What will cause the Policy to lapse without value?
--------------------------------------------------

Lapse will only occur when your cash value is insufficient to pay the Monthly Deduction plus any loan interest then due and we do not receive sufficient payment during the grace period, unless you have paid enough premiums to qualify for the Guaranteed Death Benefit. (See "Lapse and Reinstatement.")

Will the Policy's death benefit and cash value be taxed?
--------------------------------------------------------

The Policy is intended to meet the definition of a "life insurance contract" under federal tax law. Therefore, the Policy's death benefit should be fully excludable from the Beneficiary's gross income if paid by reason of the death of the Insured. In addition, any earnings on your investment in a Variable Fund Account should not be taxable to you while the Policy is in effect unless you surrender some or all of your Policy's cash value. We do not intend this discussion to be tax advice. You should consult with your own tax advisor before purchasing a Policy. (See "Tax Matters.")

Can I obtain personalized illustrations demonstrating how the Policy might work?
--------------------------------------------------------------------------------

Yes. We will furnish, upon request and at no charge, a personalized illustration reflecting the proposed Insured's age, sex, and rate class. Where applicable, we will also furnish upon request an illustration for a Policy that is not affected by the sex of the Insured. We will base all such personalized illustrations, to the extent appropriate, upon the methodology and format of the form of illustration filed with the SEC. (See "Registration Statement.")

Do I have a "free look" right to examine the Policy?
----------------------------------------------------

Yes. You may cancel the Policy within 10 days after receiving it, or such longer period as state law may require. Your initial premium payment allocated to any of the Variable Fund Accounts is invested in the Vanguard Money Market Portfolio Variable Fund Account during the Free Look Period plus 5 calendar days. If you cancel, we will give you a refund. (See "Free Look Right.")

                                      17 A

                        This page left blank intentionally

                                      18 A

------------------
POLICY INFORMATION
------------------

Policy Issuance
---------------

Who May Purchase a Policy
Any individual of legal age in a state where we may lawfully sell the Policies can apply to purchase a Policy. However, we will not issue a Policy that insures a person who is over 80 years of age.

How to Purchase a Policy
To obtain a Policy, you must complete an application and submit it, along with your initial premium payment (if required), to our Home Office. You also must provide us with satisfactory evidence of your insurability as part of the application or "underwriting" process. During the underwriting process, we will normally ask you to complete a medical examination so that we can assign you to an underwriting or "rate" class that we will use to determine your cost of insurance charges.

After we complete our underwriting process, we will promptly notify you of our decision regarding your application. We reserve the right to reject any application for any reason. If we accept your application, the insurance coverage provided by your Policy will begin as of the Effective Date. We may, at our discretion, backdate the Effective Date of a Policy by up to 6 months prior to the date of your application, if by doing so the Insured's issue age, and hence your cost of insurance charges, would be lower. If we backdate a Policy, your initial premium must include sufficient premium to cover the backdating period. We will make Monthly Deductions for the period the Policy is backdated. You will not receive any investment performance for the backdating period.

Effective Date of Your Policy
Insurance coverage begins on the Policy's Effective Date. We will need to receive your first premium payment to put your Policy into effect, unless the Specified Amount you are applying for, plus any other insurance you currently have with USAA Life, exceeds $500,000, in which case we will bill you. If you pay your first full premium with your Policy application and we issue the Policy as applied for, the Effective Date will ordinarily be the date we approve the application and issue your Policy.

Premium Payments
----------------

Methods of Payment
We accept premium payments made by check or money order drawn on a U.S. bank in U.S. dollars and made payable to "USAA Life Insurance Company" or "USAA Life." We also accept premium payments made by bank draft, by wire, or by exchange from another insurance company. All premium payments must be sent directly to our Home Office. You can also use our Automatic Payment Plan to have monthly premium payments automatically deducted from your bank account. For further information about how to make premium payments by these methods and any other method we may make available, please contact us by calling 1-800-531-4265.

Amount and Frequency of Payments
You generally have the flexibility to determine the amount and frequency of your premium payments. You must, however, maintain sufficient cash value to keep your Policy in effect. (See "Lapse and Reinstatement.") In addition, you must observe the limitations described below.

      Initial Premium Payment. To issue a Policy, we generally require that you provide us with an initial premium payment equal to at least one full Planned Periodic Premium Payment, as specified in your Policy. If you have elected to use our Automatic Payment Plan, the minimum initial premium payment would equal 2 monthly payments under the Plan.

                                      19 A

      Minimum and Maximum Premium Payments. Except for your initial premium payment, we do not require any minimum premium payment. However, at no time may the total amount of your premium payments exceed the maximum amount allowed by federal tax law, unless necessary to prevent lapse. We will monitor your Policy's cash value and the amount of life insurance at risk to us that is required to qualify the Policy as life insurance and to exclude the death benefit from the Beneficiary's taxable income. If a premium payment would cause you to exceed the maximum amount allowed by federal tax law, we will refund the excess premium payment to you. We also may invite you to apply, subject to proof of insurability, to increase the Specified Amount of your Policy. For more information, please refer to "Tax Matters."

Allocation of Premiums
----------------------

On your Policy application, you must specify how much of your Net Premium Payments you want to allocate to each Variable Fund Account. You can specify allocations in increments as small as 1/10th of one percent, provided that the total amount of your allocations equals 100%.

      Premiums Received During the Application Process. We will hold your initial premium payment in our general account during the application process. During this time, we will not credit any earnings to you.

      Premiums Received During Free Look Period. We will allocate your initial Net Premium Payment to the Vanguard Money Market Portfolio Variable Fund Account at the Account's Accumulation Unit Value (AUV) next computed on the date we accept your application. We will allocate any subsequent Net Premium Payment that you make during your Free Look Period to the Vanguard Money Market Portfolio Variable Fund Account at the Account's AUV next computed on the Date of Receipt of the payment. (See "Calculating Your Value in the Variable Fund Accounts.") Your Net Premium Payments will remain in the Vanguard Money Market Portfolio Variable Fund Account for the Free Look Period plus 5 days. On the Valuation Date immediately following the end of that period, we will allocate your Net Premium Payments, plus any earnings, among the Variable Fund Accounts in accordance with the allocation instructions you specify on your Policy application, at the AUV next computed on that Date.

      Premiums Received After Free Look Period. We will allocate Net Premium Payments that you make after your Free Look Period in accordance with the allocation instructions you specify on your Policy application, unless you direct otherwise. We will credit your Net Premium Payments to the Variable Fund Accounts on the Date of Receipt at the AUV next computed on that date.

      Changing Your Allocations. You may change your allocation instructions at any time by telephone or by Notice to Us. There are no charges or fees for changing your allocation instructions. The allocation change will become effective with the first premium payment we receive on or following the Date of Receipt of your request.

Planned Periodic Premium Payments
You may, for convenience, choose to make planned periodic premium payments. Your Policy will show a schedule of planned periodic premium payments and, if you like, we will send you premium notices at quarterly, semiannual, or annual intervals. To facilitate planned periodic premium payments, we also will accept monthly premium payments through our Automatic Payment Plan. You are not obligated to follow the schedule of planned periodic premium payments and failing to do so will not itself cause your Policy to lapse. Conversely, following the schedule will not guarantee that your Policy will remain in effect, unless you have made enough premium payments to qualify for the Guaranteed Death Benefit. (See "Guaranteed Death Benefit.")

                                      20 A

Annual Target Premium Payment
We will use the Annual Target Premium Payment specified in your Policy to determine whether we will deduct a premium charge from your premium payments or a surrender charge if you fully surrender. (See "Premium Charge" and "Surrender Charge" under "Charges and Deductions.") We also will use the Annual Target Premium Payment to determine whether the Guaranteed Death Benefit applies. (See "Guaranteed Death Benefit" under "Lapse and Reinstatement.") We determine the Annual Target Premium Payment actuarially based on the age, sex and rate class of the Insured, and the insurance benefits contained in the Policy.

Investment Options
------------------

Currently, you may invest, through the Separate Account, in up to 18 Funds. The Separate Account consists of 18 Variable Fund Accounts, 5 of which correspond to Funds of the USAA Life Investment Trust ("Trust"), 8 of which correspond to Funds of the Vanguard(R) Variable Insurance Fund ("Vanguard Fund"), 3 of which correspond to Funds of the Fidelity(R) Variable Insurance Products ("Fidelity Funds"), and one each of which corresponds to a Fund of the Scudder Variable Series I ("Scudder Series") and The Alger American Fund ("Alger Fund"). You can invest in a Fund by allocating Net Premium Payments to the corresponding Variable Fund Account.

The Variable Fund Accounts are managed by the following professional money managers:


         o USAA Investment Management Company ("USAA IMCO")
         o The Vanguard Group, Inc. (the "Vanguard Group")
         o Fidelity Management & Research Company ("Fidelity Management")
         o Deutsche Investment Management Americas Inc. ("DeIM")
         o Fred Alger Management, Inc. ("Alger Management")
         o Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow Hanley")
         o Granahan Investment Management, Inc. ("Granahan Investment")
         o Grantham, Mayo, Van Otterloo & Co. LLC ("GMO")
         o Schroder Investment Management North America Inc. ("Schroder Investment")
         o Wellington Management Company, LLP ("Wellington Management")



USAA IMCO is a wholly owned indirect subsidiary of USAA. USAA is not affiliated with the Vanguard Group, Fidelity Management Research Corporation, DeIM, Alger Management, Barrow Hanley, Granahan Investment, GMO, Schroder Investment, or Wellington Management.


                                      21 A

      Variable Fund Accounts
      A brief description of each Variable Fund Account appears in the table below.For more information, including a discussion of potential investment and other risks, please refer to the accompanying prospectuses for the Funds.


=================================================================================================================================
INVESTMENT OBJECTIVE                        PRINCIPAL INVESTMENT STRATEGIES                INVESTOR PROFILE
& INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------------------------
                                                      Large-Cap Value Funds
---------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio,       o  Normally invests at least 80% of            May be appropriate for investors who
Initial Class                                  total assets in income-producing equity     are willing to ride out stock market
                                               securities, which tends to lead to          fluctuations in pursuit of
Objective:                                     investments in large cap "value" stocks.    potentially above-average long-term
Reasonable income. The Fund will also       o  Potentially investing in other              returns. Designed for those who
consider the potential for capital             types of equity securities and debt         want some income from equity and
appreciation. The Fund's goal is to            securities, including lower-quality debt    bond securities, but also want to be
achieve a yield which exceeds the              securities.                                 invested in the stock market for its
composite yield on the securities           o  Invests in domestic and foreign             long-term growth potential.
comprising the S&P 500(R)Index.                issuers.
                                            o  Uses fundamental analysis of each
Adviser:                                       issuer's financial condition and industry
Fidelity Management & Research Company         position and market and economic
82 Devonshire Street                           conditions to select investments.
Boston, Massachusetts 02109
---------------------------------------------------------------------------------------------------------------------------------
USAA Life Growth and Income Fund            o  Invests primarily in equity                 Designed for the investor seeking to
                                               securities that show the best potential     benefit from long-term growth of
Objective:                                     for total return through a combination of   capital and return. Because the
Capital growth and current income              capital appreciation and income.            Fund emphasizes investments in
                                            o  Investments in convertible                  common stocks, its value will
Adviser:                                       securities is limited to 5% of assets.      fluctuate based on market
USAA Investment Management Company             May invest in nonconvertible debt           conditions. Consequently, the Fund
9800 Fredericksburg Road                       securities and preferred stock.             should not be relied upon for
San Antonio, Texas 78288                    o  May invest up to 30% in American            short-term financial needs or
                                               Depository Receipts ("ADRs") or similar     short-term investment in the stock
                                               forms of ownership interest in securities   market.
                                               of foreign issuers deposited with a
                                               depositary, and securities of foreign
                                               issuers that are traded on U.S.
                                               securities exchanges or in U.S.
                                               over-the-counter markets.
---------------------------------------------------------------------------------------------------------------------------------
Vanguard Diversified Value Portfolio        o  Invests primarily in common stocks          May be a suitable investment for you
                                               of large and medium-size companies whose    if: (1) You wish to add a stock
Objective:                                     stocks are considered by the adviser to     fund to your existing holdings,
Long-term growth of capital and a              be undervalued and out of favor with        which could include other stock
moderate level of dividend income              investors. Such "value" stocks typically    investments as well as bond and
                                               have above-average dividend yields and/or   money market investments. (2) You
Adviser:                                       below-average prices in relation to such    want a stock fund employing a value
Barrow, Hanley, Mewhinney & Strauss, Inc.      financial measures as earnings, book        approach in seeking long-term growth
One McKinney Plaza                             value, and cash flow.                       in capital as well as moderate level
3232 McKinney Ave., 15th Floor                                                             of dividend income.
Dallas, Texas 75204
---------------------------------------------------------------------------------------------------------------------------------
                                                      Large-Cap Growth Funds
---------------------------------------------------------------------------------------------------------------------------------
Alger American Growth Portfolio             o  Invests primarily in equity                 May be appropriate for investors
                                               securities, such as common or preferred     seeking long-term capital
Objective:                                     stocks, which are listed on U.S.            appreciation.
Long-term capital appreciation                 exchanges or in the over-the-counter
                                               market.
Adviser:                                    o  The Portfolio invests primarily in
Fred Alger Management, Inc.                    "growth" stocks.
30 Montgomery Street                        o  Under normal circumstances, the
Jersey City, New Jersey 07302                  Portfolio invests primarily in the equity
                                               securities of large companies with a
                                               market capitalization of $1 billion or
                                               greater.
---------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R)Portfolio,        o  Normally invests primarily in               May be appropriate for investors who
Initial Class                                  common stocks.                              are willing to ride out stock market
                                            o  Invests in securities of companies          fluctuations in pursuit of
Objective:                                     whose value it believes is not fully        potentially above-average long-term
Long-term capital appreciation                 recognized by the public.                   returns.
                                            o  Invests in domestic and foreign
Adviser:                                       issuers.
Fidelity Management & Research Company      o  Invests in either "growth" stocks
82 Devonshire Street                           or "value" stocks or both.
Boston, Massachusetts 02109                 o  Uses fundamental analysis of each
                                               issuer's financial condition and industry
                                               position and market and economic
                                               conditions to select investments.
=================================================================================================================================


                                      22 A

=================================================================================================================================
INVESTMENT OBJECTIVE                        PRINCIPAL INVESTMENT STRATEGIES                INVESTOR PROFILE
& INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------------------------
                                                     Large-Cap Blend Funds
---------------------------------------------------------------------------------------------------------------------------------
Scudder VS I Capital Growth Portfolio,      o  Invests at least 65% of total               May be appropriate for investors
Class A Shares                                 assets in common stocks of U.S.             seeking long-term growth.
                                               companies.
Objective:                                  o  Although the Portfolio can invest
Maximize long-term capital growth through      in companies of any size, it generally
a broad and flexible investment program        focuses on established companies that are
                                               similar in size to the companies in the
Adviser:                                       S&P 500 Index. The Portfolio intends to
Deutsche Investment Management Americas        invest primarily in companies whose
Inc.                                           market capitalizations fall within the
345 Park Avenue                                normal range of the Index.
New York, New York
---------------------------------------------------------------------------------------------------------------------------------
Vanguard Equity Index Portfolio             o  Employs a "passively" managed-or             May be a suitable investment for you
Objective:                                     index-approach, by holding all of the        if: (1) You wish to add a low-cost,
                                               stocks in the Standard & Poor's 500          large-capitalization stock index
Long-term growth of capital and income by      Composite Stock Price Index in roughly       fund to your existing holdings,
attempting to match the performance of a       the same proportion to their weighting in    which could include other stock
broad-based market index of stocks of          the Index.                                   investments as well as bond and
large U.S. companies                        o  Stocks represented in the Index,             money market investments. (2) You
                                               and thus the Portfolio's holding, are        want the potential for long-term
Adviser:                                       weighted according to each stock's market    capital appreciation, with a
The Vanguard Group                             capitalization (shares outstanding x         moderate level of dividend income.
P.O. Box 2600                                  share price). For example, if a specific
Valley Forge, Pennsylvania 19482               stock represented 2% of the S&P 500
                                               Index, the Portfolio would invest 2% of
                                               its assets in that company.
---------------------------------------------------------------------------------------------------------------------------------
Vanguard Mid-Cap Index Portfolio            o  Employs a "passively" managed-or             May be a suitable investment for you
                                               index-approach, by holding the stocks in     if: (1) You wish to add a low-cost,
Objective:                                     the Standard & Poor's MidCap 400 Index in    mid-capitalization stock index fund
Long-term growth of capital by                 roughly the same proportion to their         to your existing holdings, which
attempting to match the performance of         weighting in the Index.                      could include other stock
a broad-based market index of stocks of     o  Stocks represented in the Index,             investments as well as bond and
medium-size U.S. companies                     and thus the Portfolio's holdings, are       money market investments. (2) You
                                               weighted according to each stock's market    want the potential for long-term
Adviser:                                       capitalization. For example, if a            capital appreciation.
The Vanguard Group                             specific stock represented 5% of the S&P
P.O. Box 2600                                  MidCap 400 Index, the Portfolio would
Valley Forge, Pennsylvania 19482               invest 5% of its assets in that company.
---------------------------------------------------------------------------------------------------------------------------------
                                                       Mid-Cap Growth Funds
---------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Dynamic Capital                o  Normally invests primarily in                May be appropriate for investors
Appreciation Portfolio, Initial Class          common stocks.                               seeking broad exposure to the
                                            o  Invests in domestic and foreign              domestic equity market without
Objective:                                     issuers.                                     investment style restrictions.
Capital appreciation                        o  Invests in either "growth" stocks
                                               or "value" stocks or both.
Adviser:                                    o  Uses fundamental analysis of each
Fidelity Management & Research Company         issuer's financial condition and industry
82 Devonshire Street                           position and market and economic
Boston, Massachusetts 02109                    conditions to select investments.

---------------------------------------------------------------------------------------------------------------------------------
USAA Life Aggressive Growth Fund            o  Invests primarily in equity                  Designed for the investor seeking to
                                               securities of companies with the prospect    benefit from long-term growth of
Objective:                                     of rapidly growing earnings. These           capital. Generally, this Fund is
Appreciation of capital                        investments will tend to be made in          expected to have a greater potential
                                               smaller, less-recognized companies, but      for long-term capital appreciation
Adviser:                                       may include larger, more widely              than growth and income funds, but is
USAA Investment Management Company             recognized companies as well.                also significantly more volatile.
9800 Fredericksburg Road                    o  While most of the Fund's assets
San Antonio, Texas 78288                       will be invested in U.S. securities, up
                                               to 30% may also be invested in foreign
                                               securities purchased in either foreign or
                                               U.S. markets.
=================================================================================================================================


                                      23 A

=================================================================================================================================
INVESTMENT OBJECTIVE                        PRINCIPAL INVESTMENT STRATEGIES                INVESTOR PROFILE
& INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------------------------
                                                      Small-Cap Growth Fund
---------------------------------------------------------------------------------------------------------------------------------
Vanguard Small Company Growth Portfolio     o  Invest mainly in the stocks of
                                               smaller companies (which, at the time of    May be a suitable investment for you
Objective:                                     purchase, typically have a market value     if: (1) You wish to add a
Long-term growth of capital                    of less that $1-$2 billion). These          small-capitalization growth stock
                                               companies are considered by the             fund to your existing holdings, which
Advisers:                                      Portfolio's advisers to have                could include other stock investments
Granahan Investment Management, Inc.           above-average prospects for growth, but     as well as bond and money market
275 Wyman Street                               often provide little or no dividend         investments. (2) You are seeking
Waltham, Massachusetts 02154                   income.                                     growth of capital over the long
                                                                                           term-at least five years. (3) You
Grantham, Mayo, Van Otterloo & Co. LLC                                                     are not looking for dividend income.
40 Rowes Wharf                                                                             (4) You are willing to assume the
Boston, Massachusetts 02110                                                                above-average risk associated with
                                                                                           investing in small-cap growth stocks.
---------------------------------------------------------------------------------------------------------------------------------
                                                       Domestic Hybrid Fund
---------------------------------------------------------------------------------------------------------------------------------
USAA Life Diversified Assets Fund           o  Invests in a diversified program            Designed for the investor seeking
                                               within one mutual fund by allocating the    the benefits of both long-term
Objective:                                     Fund's assets, under normal market          capital appreciation and current
Long-term capital growth, consistent with      conditions, in approximately 60% equity     return. Generally, the Fund is
preservation of capital and balanced by        securities (selected for their potential    expected to have less exposure to
current income                                 return) and approximately 40% in debt       equity securities than growth funds.
                                               securities of varying maturities.
Adviser:                                    o  The equity securities will consist
USAA Investment Management Company             significantly of domestic common stocks
9800 Fredericksburg Road                       and, to a much lesser extent, may include
San Antonio, Texas 78288                       shares of real estate investment trusts
                                               (REITs).
                                            o  The fixed income component will be
                                               made up of the same types of debt
                                               securities in which the USAA Life Income
                                               Fund may invest. The Fund may also
                                               invest in municipal lease obligations.
---------------------------------------------------------------------------------------------------------------------------------
                                                         World Stock Fund
---------------------------------------------------------------------------------------------------------------------------------
USAA Life World Growth Fund                 o  Invests primarily in equity                 Designed for the investor seeking to
                                               securities of both foreign and domestic     diversify by investing in securities
Objective:                                     issuers.                                    of both domestic and foreign issuers
Long-term capital appreciation              o  May not invest more than 25% of             and who is prepared to bear the risks
                                               assets in one industry.                     of such investments. Because of the
Adviser:                                    o  Under normal market conditions, the         Fund's emphasis on equity securities
USAA Investment Management Company             Fund's investments will be diversified in   and securities of foreign issuers,
9800 Fredericksburg Road                       at least three countries.                   the Fund should not be relied upon as
San Antonio, Texas 78288                                                                   a balanced investment program.
---------------------------------------------------------------------------------------------------------------------------------
                                                        Foreign Stock Fund
---------------------------------------------------------------------------------------------------------------------------------
Vanguard International Portfolio            o  Invests in the stocks of seasoned           May be a suitable investment for you
                                               companies located outside of the United     if: (1) You wish to add an
Objective:                                     States.                                     international stock fund to your
Long-term growth of capital                 o  In selecting stocks, the investment         existing holdings, which could
                                               adviser evaluates foreign markets around    include other stock investments as
Adviser:                                       the world. Within markets regarded as       well as bond and money market
Schroder Investment Management                 having favorable investment climates, the   investments. (2) You are seeking
North America Inc.                             adviser selects companies with              growth of capital over the
31 Gresham Street                              above-average growth potential whose        long-term-at least five years. (3)
London EC2V 7QA, England                       stocks sell at reasonable prices.           You are not looking for income. (4)
                                                                                           You are willing to assume the
                                                                                           additional risks (including currency
                                                                                           and country risk) associated with
                                                                                           international stocks.
=================================================================================================================================


                                      24 A

=================================================================================================================================
INVESTMENT OBJECTIVE                       PRINCIPAL INVESTMENT STRATEGIES              INVESTOR PROFILE
& INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------------------------

                                                       Long-Term Bond Fund
---------------------------------------------------------------------------------------------------------------------------------
USAA Life Income Fund                       o  Invests primarily in U.S.                   Designed primarily for the investor
                                               dollar-denominated debt and                 seeking to benefit from returns
Objective:                                     income-producing securities that have       higher than those available in a money
Maximum current income without undue risk      been selected for their high yields         market fund. An investor in this Fund
to principal                                   relative to the risk involved.              should also be willing to accept
                                                                                           principal fluctuations. The Fund
Adviser:                                                                                   should not be relied upon as a
USAA Investment Management Company                                                         balanced investment program.
9800 Fredericksburg Road
San Antonio, Texas 78288
---------------------------------------------------------------------------------------------------------------------------------
                                                       High Yield Bond Fund
---------------------------------------------------------------------------------------------------------------------------------
Vanguard High Yield Bond Portfolio          o  Invests primarily in a                      May be a suitable investment for you
                                               diversified group of high-yielding,         if: (1) You are seeking a high level
Objective:                                     higher-risk corporate bonds with            of income and are willing to take
High level of income                           medium- and lower-range credit-quality      substantial risks in pursuit of higher
                                               ratings, commonly known as "junk            returns. (2) You have a long-term
Adviser:                                       bonds."                                     investment horizon-more than five
Wellington Management Company, LLP          o  The Portfolio emphasizes higher             years.
75 State Street                                grades of credit quality within the
Boston, Massachusetts 02109                    high-yield bond universe, and under
                                               normal circumstances will invest at
                                               least 80% of its assets in issuers that
                                               have received B or higher credit
                                               ratings from independent rating
                                               agencies or in unrated securities of
                                               comparable quality.
                                            o  The Portfolio may not invest more
                                               than 20% of its assets in securities
                                               with credit ratings lower than B or
                                               that are unrated.
                                            o  The adviser may consider a
                                               security's potential for capital
                                               appreciation only when it is consistent
                                               with the objective of high and
                                               sustainable current income.
---------------------------------------------------------------------------------------------------------------------------------
                                                    Specialty-Real Estate Fund
---------------------------------------------------------------------------------------------------------------------------------
Vanguard REIT Index Portfolio               o  Invests in the stocks of real               May be a suitable investment for you
                                               estate investment trusts (REITs), which     if: (1) You are looking for a simple
Objective:                                     own office buildings, hotels, shopping      way to gain indirect exposure to the
High level of income and moderate              centers, and other properties.              real estate market to further
long-term growth of capital                 o  The Portfolio employs a "passively"         diversify your existing holdings,
                                               managed-or index-approach, by holding a     which could include other stock, bond,
Adviser:                                       mix of securities that seeks to match       and money market investments. (2) You
The Vanguard Group                             the performance of the Morgan Stanley       want a stock fund that offers the
P.O. Box 2600                                  REIT Index, a benchmark of U.S. REITs.      potential for above-average dividend
Valley Forge, Pennsylvania 19482               Holdings of the Index, and thus of the      income. (Historically, the securities
                                               Portfolio, are weighted according to each   that make up the Index have provided
                                               stock's market capitalization.              higher dividend income than those in
                                            o  The Portfolio holds each stock              the S&P 500 Index.) (3) You are
                                               found in the Index in approximately the     seeking modest growth of capital over
                                               same proportion as represented in the       the long term-at least five years.
                                               Index itself. For example, if a
                                               specific stock represented 2% of the
                                               Morgan Stanley REIT Index, the
                                               Portfolio would invest 2% in that stock.
---------------------------------------------------------------------------------------------------------------------------------
                                                        Money Market Fund
---------------------------------------------------------------------------------------------------------------------------------
Vanguard Money Market Portfolio             o  Invests in high-quality,                   May be a suitable investment for you
                                               short-term money market instruments,       if: (1) You wish to add a money
Objective:                                     such as securities backed by the full      market fund to your existing holdings,
Income while maintaining liquidity and a       faith and credit of the U.S.               which might also include stock and
stable share price of $1                       government, securities issued by U.S.      bond investments. (2) You are seeking
                                               agencies, or obligations issued by         income and stability of principal.
                                               corporations and financial institutions.
Adviser:
The Vanguard Group
P.O. Box 2600
Valley Forge, Pennsylvania 19482
=================================================================================================================================


                                      25 A

Additions or Changes to Investment Options
We may, from time to time, make additional Funds or Mutual Funds available as investment options through corresponding Variable Fund Accounts. We may do so when, for example, we believe marketing or investment conditions warrant.

We also reserve the right, subject to compliance with applicable law, to change the Funds that are or may be available as investment options. We may, for example, eliminate or merge one or more Funds or substitute the shares of a Fund for those of another Fund or Mutual Fund. We may do so, in our sole discretion, if in our judgment further investment in any Fund would be inconsistent with the purposes of the Policies. We will give you written notice of the addition, elimination, merger, or substitution of any Fund to the extent required by law. In any event, the Separate Account may purchase other securities for other classes of policies.

In the event of any substitution or other change, we may, by appropriate endorsement, make any changes in your Policy and any future policies as may be necessary or appropriate to reflect the substitution or change. Also, we may operate the Separate Account as a management company, we may deregister it with the SEC in the event such registration is no longer required, or we may combine it with other USAA Life separate accounts.

Voting Privileges
Based on our present view of the law, we will vote the shares of the Funds that we hold directly or indirectly through the Separate Account in accordance with instructions that we receive from Owners entitled to give such instructions.
The persons entitled to give voting instructions and the number of shares that a person has a right to instruct will be determined based on Variable Fund Account Values as of the record date of the meeting.

We will vote shares attributable to Policies for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions, unless we determine, based on SEC rules or other authority, that we may vote such shares ourselves in our own discretion. None of the Funds holds regular shareholder meetings.


Special Considerations
The Funds managed by the Vanguard Group, Fidelity Management Research Corporation, DeIM, Alger Management, Barrow Hanley, Granahan Investment, GMO, Schroder Investment, and Wellington Management offer shares to separate accounts of unaffiliated life insurance companies to fund benefits under variable annuity contracts and variable life insurance policies. The Funds managed by USAA IMCO offer shares only to our separate accounts to fund benefits under the Policies and the variable annuity contracts that we offer. The boards of directors or trustees of these Funds monitor for possible conflicts among separate accounts buying shares of the Funds. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict.


To eliminate a conflict, a Fund's board of directors or trustees may require a separate account to withdraw its participation in a Fund. A Fund's Net Asset Value (NAV) could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.

Policy Lapse and Reinstatement
------------------------------

Lapse
Your Policy will lapse at any time that your Policy cash value is insufficient to pay the Monthly Deduction and any loan interest then due, unless you have paid enough premiums to qualify for the Guaranteed Death Benefit. (See "Guaranteed Death Benefit.") You should not consider any deduction for the cost of insurance after lapse a reinstatement of the Policy (or of any benefit provided by rider) nor a waiver by us of the lapse.

                                      26 A

Grace Period
You have a grace period of 61 days during which to provide us with sufficient payment to keep your Policy in force. The grace period will begin on any Monthly Anniversary when your Policy cash value is insufficient to cover the Monthly Deduction for the following month and any loan interest then due. We will notify you, and any assignee of record, of the date the grace period expires and of the premium necessary to continue the Policy in effect. During the grace period, you must submit enough premium to cover 3 Monthly Deductions and any loan interest due. The grace period is 61 days long and begins on the date we send notice to you.

If you fail to pay the necessary premium within the grace period, a Policy lapse will occur, terminating all insurance, including benefits provided by rider. If the Insured dies during the grace period, we will pay the death benefit, less any due and unpaid Monthly Deductions and any loan interest due through the month of death, to your Beneficiary. We will not refund any cash value remaining in the Policy at the beginning of the grace period during the grace period or at lapse.

Guaranteed Death Benefit
You have the option to pay planned periodic premium payments based on the Annual Target Premium Payment specified in your Policy. If on any Monthly Anniversary during your first 5 Policy Years the total premium you have paid, less any partial surrenders, is equal to or greater than the Annual Target Premium Payment specified in your Policy, adjusted to reflect the number of Monthly Anniversaries that have occurred since the Policy's Effective Date, then we guarantee that your Policy will not lapse, even if the cash value is insufficient to pay for the Monthly Deduction and any loan interest then due. The Guaranteed Death Benefit is only available during the first 5 Policy Years.

To illustrate how the Guaranteed Death Benefit works, let's assume your Annual Target Premium Payment is $2,000. If you have paid an amount equal to 3 1/2 Annual Target Premium Payments or $7,000, your Policy will not lapse during the first 3 1/2 Policy Years, even if your cash value on any Monthly Anniversary during that period is insufficient to pay your Monthly Deduction and any loan interest then due. The same would be true on any Monthly Anniversary thereafter, until after the 5th Policy Year, provided you have met the then applicable Annual Target Premium Payment requirements. Conversely, if you have not met the applicable Annual Target Premium Payment requirements on any Monthly Anniversary, the Guaranteed Death Benefit would not apply and your Policy would lapse if your cash value is insufficient to pay your Monthly Deduction and any loan interest then due.

If you change your Policy's Specified Amount within the first 5 Policy Years, we will declare a new Annual Target Premium Payment and use it to determine whether the Guaranteed Death Benefit applies.

Reinstatement
You may reinstate a lapsed Policy within 5 years from the date of lapse and before the Policy's Maturity Date. We will require the following for reinstatement:

         o   a completed written application for reinstatement;
         o   proof of insurability satisfactory to USAA Life;
         o payment of premium sufficient to pay the estimated Monthly Deductions for at least the 3 Policy months beginning with the effective date of reinstatement; and
         o   payment of, or agreement to reinstate, any Policy Indebtedness.

The Effective Date of the reinstated Policy will be the Monthly Anniversary on or before approval date of reinstatement.

Upon reinstatement, we will reinstate your Policy's death benefit to the Specified Amount in effect at lapse, less, if applicable, any reinstated Indebtedness. Your Policy's initial reinstated cash value will be the net reinstated premium less the Monthly Deduction for the month following the Effective Date of the reinstatement plus, if applicable, any reinstated Indebtedness plus any interest earnings credited to

                                      27 A
the loan collateral held in the general account. You will not receive any past performance during the grace period.

One advantage of reinstating a lapsed Policy is that we will not deduct the first-year-only Administrative Charge again if it has already been paid. A possible disadvantage of reinstatement is that you must pay or reinstate any Policy Indebtedness.

Charges and Deductions
----------------------

Premium Charge
We deduct a 3% premium charge from each premium we receive to compensate us for selling expenses and taxes. The resulting Net Premium Payment is the amount we allocate to the Variable Fund Accounts that you select.

We will deduct the premium charge from all of your premium payments until the gross amount of premium payments we receive exceeds the sum of the Annual Target Premium Payments payable over 10 years. (See "Annual Target Premium Payment.") If you increase or decrease the Specified Amount, we will calculate a new Annual Target Premium Payment for you and use it to determine whether the premium charge applies.

To illustrate how this charge works, if your Annual Target Premium Payment is $2,000, we would no longer deduct the premium charge once you have paid in premiums of $20,000 ($2,000 per Policy Year for 10 years).

Monthly Deductions from Cash Value
On your Policy's Effective Date, and each Monthly Anniversary thereafter, we will deduct certain monthly charges from your Policy's cash value. (See "Deduction of Charges.") The Monthly Deduction will include your cost of insurance charges, charges for any optional insurance benefits provided by rider, an Administrative Charge, and a Maintenance Charge, as described below.

         Cost of Insurance Charges. Your monthly cost of insurance charges will depend on a number of variables, including:
         o   the Specified Amount of insurance coverage and death benefit option you select (both of which affect the net amount at risk to us);
         o   your cost of insurance rate (which is based on the Insured's age, sex, and rate class); and
         o the investment experience of your value in the Variable Fund Accounts. For more information on how we determine your cost of insurance charges, see "Calculating Your Cost of Insurance."

      Charges for Optional Insurance Benefits. The Monthly Deduction will include charges for any optional insurance benefits added to the Policy by rider. (See "Optional Insurance Benefits.")

      Administrative Charge (First Policy Year Only). During your first 12 Policy months only, we will deduct a monthly Administrative Charge of $10. This charge compensates us for start-up administrative expenses that we incur in issuing your Policy. These expenses include, for example, the cost of processing your application, conducting a medical examination, determining insurability and rate class, and establishing Policy records. The investment advisers or other affiliates of certain Mutual Funds reimburse USAA Life for the cost of administrative services provided to the Funds as investment options under the Policies. Compensation is paid out of fee earnings, based on a percentage of a Fund's average net assets attributable to a Policy.

      Recurring Maintenance Charge. The Monthly Deduction will include a recurring Maintenance Charge of $5. This charge compensates us for the recurring administrative expenses related to the maintenance of your Policy and of the Separate Account. These expenses include, for

                                      28 A
      example, premium notices and collection, recordkeeping, processing death benefit claims, Policy changes, reporting, and overhead costs. We guarantee that this charge will not increase during the life of the Policy.

Separate Account Charges
We deduct certain charges on a daily basis as a percentage of the value of each Variable Fund Account of the Separate Account. These charges have the affect of reducing your Policy's cash value.

      Mortality and Expense Charge. We assess a daily charge of .00204% (equal to .75% annual rate) against the values of each Variable Fund Account for mortality and expense risks that we assume under the Policies. We guarantee that this charge will not increase during the life of your Policy. The mortality risk that we assume is that Insureds may live for a shorter period of time than we estimate and, thus a greater amount of death benefits than expected will be payable. The expense risk we assume is that expenses incurred in issuing and administering the Policies will be greater than we estimate.

      Federal Income Tax Charge. Currently, we make no charge against the Separate Account for federal income taxes that may be attributable to the Separate Account. We may, however, make such a charge in the future, should it be necessary. We also may make charges for other taxes, if any, attributable to the Separate Account. (See "Tax Matters.")

Transfer Charges
We assess a $25 charge for each value transfer between Variable Fund Accounts in excess of 18 per Policy Year. We reserve the right at any time, and without prior notice, to terminate, suspend, or modify these transfer privileges. (See "Transfer of Value" and "Deduction of Charges.")

Surrender Charges
      Partial Surrender Charge. For each partial surrender of cash value, we assess a charge equal to the lesser of $25 or 2% of the amount withdrawn. We also refer to this charge as an "administrative processing fee." (See "Partial Surrenders" and "Deduction of Charges.")

      Full Surrender Charge. For full surrenders prior to the end of the 10th Policy Year, we assess the surrender charge described below. The purpose of the surrender charge is to compensate us for the expenses we incur in distributing the Policies. The amount of the surrender charge will equal a percentage of the Annual Target Premium Payment specified in your Policy, regardless of the amount of premiums you actually pay. (See "Annual Target Premium Payment.") The applicable percentage depends on when you surrender. As shown in the table below, the applicable percentage declines each Policy Year to 0% after the 10th Policy Year.

---------------------------------------------------------------------------------------------------------------------
Surrender Charge as a % of Annual Target Premium Payment

Policy Year         1        2        3        4        5       6        7        8        9        10      11+

Applicable %        50%      45%      40%      35%      30%     25%      20%      15%      10%      5%      0%
---------------------------------------------------------------------------------------------------------------------

To illustrate how the surrender charge works, if your Annual Target Premium Payment is $2,000 and you surrendered your Policy in full during the first Policy Year, the surrender charge would be determined by multiplying 50% times $2,000 = $1,000. Thus, in this example the surrender charge would be $1,000.

If you increase or decrease your Policy's Specified Amount within the first 10 Policy Years, we will declare a new Annual Target Premium Payment for you, which we will use to determine the surrender charge. (See "Changing Your Policy's Specified Amount.") However, we will not impose a surrender charge at the time you decrease your Policy's Specified Amount.

                                      29 A

Other Charges
The Variable Fund Accounts purchase shares of the Funds at the Net Asset Value
(NAV) of the shares. The NAV reflects the investment management fees and other expenses already deducted from each Fund's assets. These fees and other expenses appear under "The Policy At a Glance." Please refer to the accompanying prospectuses for the Funds for more information on these fees and expenses.

Deduction of Charges
We will deduct the Monthly Deduction, any partial surrender charge, and any transfer charge from your value in each Variable Fund Account in the same proportion as each Variable Fund Account's value has to the total Policy cash value. If you direct us in advance, we will permit you to specify from which Variable Fund Account(s) you want the partial surrender charge and transfer charge deducted.

Death Benefit
-------------

The Policy offers two death benefit options, Option A and Option B, which you select on your Policy application.

If you select Option A, your death benefit will be the greater of:
         o   your Policy's Specified Amount, or
         o the Minimum Amount Insured (which is a specified percentage of your cash value based on the Insured's age). (See "Minimum Amount Insured.")

If you select Option B, your death benefit will be the greater of:
         o   your Policy's Specified Amount plus your cash value, or
         o   the Minimum Amount Insured. (See "Minimum Amount Insured.")

Under either option, we will reduce the amount of death benefit we pay by the amount of any outstanding Indebtedness and any due and unpaid Monthly Deductions. (See "Payment of Policy Benefits.") Please note that partial surrenders and related surrender charges also will reduce the amount of your death benefit. (See "Changing Your Policy's Specified Amount.")

The death benefit payment will be increased by any applicable optional insurance benefits provided by rider. (See "Optional Insurance Benefits.")

Choosing between Option A and Option B.
Both Option A and Option B provide insurance protection and the opportunity to build your cash value. When choosing between Option A and Option B, one way to differentiate the two may be to think of Option A as emphasizing potential cash value growth and Option B as emphasizing potential death benefit growth, as explained below.

Under Option A, any cash value you build will decrease the net amount at risk to us relative to the amount of death benefit we must pay if the Insured dies. As a result, all other things being equal, your cost of insurance charges generally will be lower under Option A than under Option B for the same Specified Amount. Lower monthly cost of insurance charges may enable you to build cash value faster than if you were paying higher cost of insurance charges under Option B. There is, however, no minimum guaranteed cash value, which means you bear the entire investment risk that your cash value could fall to zero. (See "Cash Value.")

Under Option B, unlike Option A, any cash value you build will increase the amount of your death benefit. As a result, all other things being equal, your death benefit under Option B generally will be greater than your death benefit under Option A for the same Specified Amount.

                                      30 A

Illustrations of Option A and Option B
To illustrate the differences between Option A and Option B, let's assume that the Insured is less than 40 years old, that your Policy's Specified Amount is $100,000, that you have no loan or outstanding Monthly Deductions, and that your Policy cash value is $25,000.

Under Option A, your death benefit would be the greater of $100,000 and the Minimum Amount Insured. Under Option B, your death benefit would be the greater of $125,000 ($100,000 plus $25,000) and the Minimum Amount Insured.

Under both Options, the death benefit would be higher than the Minimum Amount Insured, which would be $62,500, in this example. (The Minimum Amount Insured is calculated by multiplying the cash value (ignoring the amount of any outstanding Indebtedness) by a specific percentage which is based on the Insured's age. In this example, the prescribed percentage would be 250%. Different percentages apply at different ages, and generally decline as you get older. (See "Minimum Amount Insured.")

Now let's assume that instead of $25,000 your cash value is $50,000. The
Minimum Insured Amount would be $125,000 (250% times $50,000). Under Option A, your Minimum Insured Amount would be greater than the Specified Amount. As a result, your death benefit would be $125,000. On the other hand, under Option
B, your death benefit ($150,000) would be higher than the Minimum Amount Insured ($125,000).

Changing Your Death Benefit Option
After the death benefit option you selected on your application has been in effect for one Policy Year, you may change it by sending Notice to Us. The new death benefit option also must remain in effect for one Policy Year before we will allow another change. There is no charge or fee for changing the death benefit option. The change will become effective on the Monthly Anniversary on or following the date we approve the change.

If you change your death benefit from Option A to Option B, your Policy's new Specified Amount will be the old Specified Amount decreased by your Policy's cash value (ignoring the amount of any outstanding Indebtedness) as determined on the Date of Receipt of your Notice to Us. We will not allow this change if it would result in a Specified Amount that is less than the minimum Specified Amount of $50,000 ($25,000 for Insureds less than 18 years of age). Changing from Option A to Option B will require proof of insurability, if you wish your Policy's new Specified Amount under Option B to be the same as the old Specified Amount under Option A.

If you change your death benefit option from Option B to Option A, your Policy's new Specified Amount will be the old Specified Amount increased by your Policy's cash value (ignoring the amount of any outstanding Indebtedness) next determined on the Date of Receipt of your Notice to Us. Changing from Option B to Option A does not require proof of insurability, unless you make changes in your Policy's Specified Amount or elect optional benefits available by rider.

A change in death benefit option will affect your cost of insurance. (See "Calculating Your Cost of Insurance.") We will recalculate the maximum premium limitation following a change in death benefit option. (See "Minimum Amount Insured" under "Calculating Your Cost of Insurance.")

Changing Your Policy's Specified Amount
Within certain limits, you may increase or reduce your Policy's Specified Amount. A change in Specified Amount may increase or decrease your cost of insurance charges. (See "Calculating Your Cost of Insurance.") A change in the Specified Amount also may have tax consequences. (See "Tax Matters.") Changes in Specified Amount do not necessarily require changes in planned periodic premiums. (See "Planned Periodic Premium Payments.") However, any increase or decrease in Specified Amount will require us to declare a new Annual Target Premium Payment for the new Specified Amount. (See "Annual Target Premium Payment.") Whether the premium charge applies will be determined using the new Annual Target Premium Payment. (See "Premium Charge.") We will recalculate the maximum

                                      31 A
premium limitation following an increase or decrease in Specified Amount. (See "Premium Payments" and "Tax Matters.")

The minimum amount by which you can increase your Policy's Specified Amount is $25,000, unless such increase is made in conjunction with a change in death benefit option or to satisfy Internal Revenue Code requirements. For any increase, you must apply in writing and we will require satisfactory proof of insurability. The increase will become effective on the Monthly Anniversary on or following the date we approve the increase. Your rights to cancel your Policy do not apply to increases in Specified Amount.

We will not allow a reduction in your Policy's Specified Amount (other than that resulting from a partial surrender of cash value under Option A) that results in a Specified Amount that is less than $50,000 ($25,000 if the Insured is less than 18 years of age), nor will we allow a reduction that would cause your Policy not to qualify as life insurance for federal tax law purposes. You must make requests for reduction in writing. For purposes of determining your cost of insurance charge, we will apply any decrease in Specified Amount against the most recent increase in Specified Amount. The decrease will become effective on the Monthly Anniversary on or following the Date of Receipt of your Notice to Us.

Partial surrenders will reduce your Policy's death benefit on a dollar for dollar basis unless the death benefit is the Minimum Amount Insured, in which case your death benefit will be reduced by a multiple of the amount surrendered. Under death benefit Option A, we will reduce the Specified Amount and the cash value by the amount of the partial surrender. Under death benefit Option B, we will reduce only the cash value portion of the death benefit by the amount of the partial surrender.

Other Policy Benefits
---------------------

Optional Insurance Benefits
Subject to certain underwriting or issue requirements, you may add one or more of the following optional insurance benefits to your Policy by rider. Each rider's description in this Prospectus is subject to the specific terms of the rider as each contains definitions, contractual limitations, and conditions. We will deduct the cost of any optional insurance benefits as part of the Monthly Deduction. (See "Monthly Deductions.")

      Accelerated Benefits for Terminal Illness Rider. This rider provides for an early benefit payment to you upon receipt of proof that the Insured is terminally ill (as defined in the rider). The rider is not available in all states. The maximum amount you may receive under the rider prior to the Insured's death is 50% of the then current death benefit payable under the Policy (excluding additional benefits payable under other riders) or, if less, $250,000. We will deduct the amount of any Indebtedness from the amount of the early payment. We treat the early payment as a "lien" against Policy values. We reduce the death benefit by the amount of the lien and any Policy loans, plus accrued interest. We will continue to make Monthly Deductions after the early payment. The Owner's access to the cash value of the Policy through Policy loans, partial surrenders, or full surrender is limited to any excess of the cash value over the amount of the lien. We charge interest on the amount of the early payment and any unpaid Monthly Deductions. We require premium payments to be made for cost of insurance that are still required to be made after the early payment. If such payment is not paid when due, we will pay the premium on behalf of the Owner and add that amount to the early payment amount to be deducted from the death benefit. If the amount of the early payment plus accrued interest and required unpaid cost of insurance premiums ever exceed the amount of the death benefit, we will terminate the Policy and no additional insurance benefits will be payable.

      Accidental Death Benefit Rider. This rider provides an additional life insurance benefit if the Insured's death results from accidental bodily injury (as defined in the rider). You can select an additional life insurance benefit up to a maximum of $200,000, or the Specified Amount, whichever is less. The premium for this rider is $.84 per $1,000 of coverage per year.

                                      32 A

      Children Term Life Insurance Rider. This rider provides level term life insurance on the lives of the Insured's children (as defined in the rider). The cost for this rider is $6 per $1,000 of coverage per year.

      Extended Maturity Date Rider. This rider permits you to extend your Policy's Maturity Date up to 10 years beyond what it otherwise would be (i.e., the Monthly Anniversary following the Insured's 100th birthday). The death benefit during the extended maturity period will be your Policy's cash value less any Indebtedness. Also during this period, the Policy's cash value will continue to accrue in the same manner as described in the Policy, and any Policy loans in effect will continue to accrue interest. We will not deduct cost of insurance charges or accept additional premium payments during this period. We will assess the Maintenance Charge during this period. Extension of the Maturity Date is subject to all of the terms and conditions of the Policy, except where they are inconsistent with the rider. Extending the maturity date of your Policy beyond the Insured's age 100 may result in the current taxation of any increases in your Policy's cash value that result from investment experience in the Variable Fund Accounts. You should consult a qualified tax advisor before making such an extension.

      Waiver of Monthly Deduction Rider. This rider waives your Monthly Deduction during periods of total and permanent disability of the Insured, but only if the Insured has been totally and permanently disabled (as defined in the rider) for at least 6 consecutive months. We will not deduct the amount of any Monthly Deduction waived under this rider from the cash value proceeds payable upon maturity of your Policy, or the death benefit proceeds payable if the Insured dies before the Policy matures. If Option A is in effect when we approve a claim under the rider, we will change your death benefit option from Option A to Option B as of the Monthly Anniversary after the disability began. While we are paying benefits under the rider, you may not increase your Policy's Specified Amount. Please note that the rider does not apply to interest under your Policy loans. As a result, it is possible that your Policy could lapse for nonpayment of loan interest. The premium for this rider varies based upon the age of the Insured.

If you would like further information about the optional insurance benefits available under your Policy, please contact us at 1-800-531-2923. Please note that adding or deleting riders, or increasing or decreasing coverage under the riders, can have tax consequences. (See "Tax Matters.") You should consult a qualified tax advisor.

Benefits at Maturity
If the Insured is living, we will pay the cash value of your Policy, less any Indebtedness, when your Policy matures. All Policies will mature on the Monthly Anniversary following the Insured's 100th birthday unless extended by rider.

Payment of Policy Benefits
--------------------------

Payment of Death Benefit
As long as your Policy has not terminated due to lapse, maturity, or full surrender, we will pay your Policy's death benefit to your Beneficiary. We will usually pay the death benefit within 7 days after we receive due proof of death at our Home Office and all other requirements necessary to make payment. We will determine the cash value portion of the death benefit as of the Valuation Date immediately following the date of death. We will pay the death benefit in cash or under one or more of the payment options you have selected in advance. If you have not selected a payment option, your Beneficiary may select the payment option prior to (or after) the Insured's death. We may postpone payment of the death benefit in certain circumstances. (See "Postponement of Payments.")

We will reduce the death benefit by any Indebtedness and any due and unpaid Monthly Deductions. These proceeds will be increased by any applicable additional optional insurance death benefits provided by rider.

                                      33 A

Payment of Maturity Benefit
If your Policy matures before the Insured dies, we will normally pay you the cash value of your Policy (reduced by any Indebtedness and any due and unpaid Monthly Deductions) within 7 days after the Valuation Date on which the Policy matures. We may postpone payments in certain circumstances. (See "Postponement of Payments.")

Death Benefit Payment Options
We will pay the death benefit in a lump sum or under one of the payment options below. During the Insured's lifetime, you may select a payment option. If the Insured dies and you have not chosen a payment option, your Beneficiary can choose a payment option. If you have selected a payment option before the Insured's death, your Beneficiary may not change that option after the Insured's death. Proceeds applied under a payment option will no longer vary by the investment experience of the Variable Fund Accounts.

The nature and timing of your choice of payment option can effect the tax consequences to you or your Beneficiary. You should consult your tax advisor.

      Interest Only Option. The Policy's principal amount may be left on deposit with USAA Life for a mutually determined period, not to exceed 30 years. We will make interest payments at mutually determined regular intervals. The principal amount will earn interest at a minimum rate of 3% compounded annually. At the end of the fixed period, we will pay the principal amount.

      Installments for a Fixed Period Option. Under this option, we will pay the principal amount plus interest in equal or unequal installments for a specified number of years (not more than 30), as mutually agreed upon. The amount of the installments will not be less than that shown in the Table of Guaranteed Payments contained in your Policy.

      Installments of a Fixed Amount Option. Under this option, we will pay the principal amount plus interest in equal or unequal installments, as mutually agreed upon, until the amount applied, together with interest on the unpaid balance, is paid in full.

      Other Options. We will apply the sum under any other option mutually agreed upon.

Any arrangements involving more than one payment option, or involving a Beneficiary that is not a natural person (e.g., a corporation) or who is a fiduciary (e.g., a trustee) are subject to our approval. In addition, the details of the arrangements are subject to our rules in effect at the time the arrangements take effect.

The Beneficiary may designate a successor payee as to any amount that we would otherwise pay to the Beneficiary's estate. Amounts applied under these payment options will not be subject to the claims of creditors or to legal process, to the extent permitted by law.

Cash Value
----------

Your Policy's cash value will vary:
         o on a daily basis with the investment experience of the Variable Fund Accounts to which you have allocated your Net Premium Payments;
         o to reflect the effect of various Policy transactions, such as additional premium payments, partial surrenders, and Policy loans; and
         o   to reflect applicable charges and deductions.

Your Policy does not provide a minimum guaranteed cash value, which means you bear the entire investment risk that your cash value could fall to zero.

                                      34 A

On your Policy's Effective Date, your cash value will equal your Net Premium Payments, less the Monthly Deduction for the following Policy month. Thereafter, your cash value on any Valuation Date will equal the sum of:

         o   your Policy's value in each Variable Fund Account;
         o plus, if applicable, any value held in our general account to secure any Policy loan;
         o plus any interest earnings credited on the value held in the general account;
         o   less the amount of any outstanding Indebtedness;
         o less any Monthly Deductions, transfer charges, and partial surrender charges applied through that date. (See "Loans.")

On each Monthly Anniversary, the Monthly Deduction will reduce your Policy's cash value.

Calculating Your Value in the Variable Fund Accounts
When you invest in a Variable Fund Account, you are purchasing units of interest or "Accumulation Units" ("units") of that Account. You purchase units at their price next determined on any given Valuation Date following the receipt of your payment. Therefore, on any given Valuation Date, you can calculate the value of your investment in a Variable Fund Account by multiplying (1) the number of units of each Variable Fund Account credited to your Policy by (2) the price of the units on that Date.

We determine the number of units to credit to you by dividing (1) the Net Premium Payment you allocate to a Variable Fund Account by (2) that Variable Fund Account's price per unit or "unit value" next computed on the Date of Receipt of the premium payment. Certain transactions will affect the number of units in a Variable Fund Account credited to you. Net Premium Payments will increase the number of full or fractional units. Loans, partial or full surrenders, partial surrender charges, transfer charges, and Monthly Deductions involve redemption of full or fractional units and will decrease the number of units. In addition, Transfer of Value among Variable Fund Accounts will decrease the number of units in the Variable Fund Accounts from which value is transferred and increase the number of units in the Variable Fund Accounts to which value is transferred.

Each Variable Fund Account's units are valued separately. We calculate the value of an Accumulation Unit ("Accumulation Unit Value (AUV)") for each Variable Fund Account on any Valuation Date by adjusting the unit value from the previous Valuation Date for:

         o   the investment performance of the corresponding Fund;
         o   any dividends or distributions paid by that Fund; and
         o the Separate Account charges that we assess. (See "Separate Account Charges.")


Log on to usaa.com day or night to access information about your Policy details, Variable Fund Account summaries, and financial activity information. You may also find out information about your cash value, including the value and number of units of each Variable Fund Account credited to your Policy, by calling us at 1-800-531-4265.

Transfer of Value
-----------------

Except during the first 30 days after your Policy becomes effective, you may transfer all or part of the value in any Variable Fund Account to any other Variable Fund Account of the Separate Account, up to 18 times per Policy Year, without charge. Each transfer thereafter is subject to a $25 charge.


Excessive transfer activity can disrupt portfolio management strategy and increase Variable Fund Account expenses, which are borne by all Policy owners participating in the Variable Fund Accounts regardless of their transfer activity. You should note that the product is not designed for professional "market timing" organizations, or other organizations or individuals engaged in market timing strategy, making programmed transfers, or frequent transfers that are large in relation to the total assets of the underlying Funds in which the Variable Fund Account options invest. Market timing strategies are disruptive to the underlying Funds in which the Variable Fund Account options invest. If we determine


                                      35 A
that your transfer patterns among the Variable Fund Account options reflect a market timing strategy, we reserve the right to take action including but not limited to: restricting the availability of transfers through telephone requests, facsimile transmissions, automated telephone services, internet services, or any electronic transfer services. We will inform you in writing of any such transfer restrictions on your Policy.


The minimum amount you can transfer from any Variable Fund Account is $250 (or the remaining Account value if less). A transfer will result in the redemption or purchase (or both) of units of the Variable Fund Accounts involved. You may request a transfer by telephone or by Notice to Us. A request for transfer must clearly state the amount to be transferred, the Variable Fund Account from which it is to be withdrawn, and the Variable Fund Account to which it is to be credited. We will effect the transfer using the Variable Fund Account unit values next computed on the Date of Receipt of your request, unless a postponement of payments is in effect. (See "Postponement of Payments.")

We reserve the right at any time, and without prior notice, to terminate, suspend, or modify these transfer privileges.

Loans
-----

After your first Policy Year, you may borrow money from USAA Life by using your Policy as the sole security for the loan. The amount that you may borrow is the "loan value." The maximum loan value is 85% of your cash surrender value.

You may request a loan by telephone or by Notice to Us, but you must obtain the written consent of all assignees and irrevocable Beneficiaries, if any, before we can make the loan.

We will usually pay you the loan proceeds within 7 days after the Date of Receipt of your loan request, unless a postponement of payments is in effect. (See "Postponement of Payments.")

Loan Collateral
When you take a loan, we will transfer an amount equal to the loan from your value in the Variable Fund Accounts to our general account. We make this transfer of "loan collateral" to secure your loan. You may specify the Variable Fund Accounts from which you want us to withdraw the loan collateral. If you do not so specify, we will withdraw the loan collateral from the Variable Fund Accounts in the same proportion as each Account's value has to the total Policy cash value. While a loan is outstanding, we will credit the loan collateral on a daily basis with interest at an effective annual rate of 4%.

Loan Interest
You are charged interest on the loan at a maximum annual rate of 6% payable in advance. We have the option of charging less. For Policies that have been in effect more than 10 Policy Years and if the Insured is age 55 or older, we charge a preferred loan interest rate of 4.5%. We have the option of charging less for a preferred loan. The entire amount of interest on your loan balance for each Policy Year is payable in advance at the commencement of the loan and at the beginning of each Policy Year thereafter. We will automatically deduct the interest from your Variable Fund Account(s) in the same proportion as each Account's value has to the total Policy cash value on the date the loan starts. Similarly, we will deduct interest from your Variable Fund Account(s) at the beginning of each Policy Year in the same proportion as each Account's value has to the total Policy cash value as of that date. If there is insufficient value in your Variable Fund Account(s) to pay the interest in advance, your policy will enter its grace period.

Because interest is paid in advance, loan repayments during a Policy Year may result in an overpayment of interest. We will credit any overpayment of interest to you on the date of any loan repayment.

Repayment of Indebtedness
You may repay your Indebtedness (i.e., loans and any unpaid interest) in full or in part at any time before the Insured's death and while the Policy is in effect. If not repaid, we will deduct the

                                      36 A

Indebtedness from any death benefit, maturity benefit, or full surrender proceeds. You may not repay loans and unpaid loan interest in existence at the end of the grace period until the Policy is reinstated.

You must designate any loan repayment as such. Otherwise, we will treat it as a premium payment instead. You may direct how you want your loan repayment to be allocated among the Variable Fund Accounts. If you do not specify an allocation, we will allocate your loan repayment to the Variable Fund Accounts in the same proportion as Net Premium Payments are being allocated to the Accounts.

Effect of Policy Loans
A loan will reduce the value of the Variable Fund Accounts from which it is deducted. Thus, the amount loaned will not share in the investment experience of the Variable Fund Accounts. Therefore, a loan, whether repaid or not, will have a permanent effect on the cash value of the Policy.


We will determine loan values as of the Date of Receipt of the loan request. A Policy loan may increase the chance that your Policy may lapse and result in adverse tax consequences. For situations where a Policy loan may be treated as a taxable distribution, see "Tax Matters."


Surrenders
----------

You may fully or partially surrender your Policy for all or part of its cash value to the extent described below. We will usually pay full or partial surrenders of cash value within 7 days after we receive your written request at our Home Office. We will determine the cash value of the surrendered amount as of the Date of Receipt of your request for surrender. There may be tax consequences in connection with a full or partial surrender. (See "Tax Matters.) You must obtain the written consent of all assignees or irrevocable Beneficiaries, if any, before we will process any request for surrender.


We will effect any surrenders using the Variable Fund Account unit values next computed on the Date of Receipt of your Notice to Us or, in the case of partial surrenders, your Notice to Us or telephone request. In certain circumstances, we may postpone the payment of surrenders. (See "Postponement of Payments.")


Full Surrenders
At any time before the Insured's death and while the Policy is still in effect, you may surrender your Policy for its entire cash surrender value by sending Notice to Us. We may require the return of the Policy. We also may assess a surrender charge. (See "Surrender Charges.") We sometimes refer to the net amount you would receive as the Policy's "cash surrender value." We will terminate your Policy and all insurance on the Date of Receipt of your Notice to Us.

Partial Surrenders
After your first Policy Year and while your Policy is still in effect, but before the Insured's death, you may surrender a portion of your Policy for cash. We will assess an administrative processing fee equal to the lesser of $25 or 2% of the amount withdrawn. You may direct how you would like us to withdraw a partial surrender and the administrative processing fee from your current value in the Variable Fund Accounts. If you do not specify a withdrawal allocation, we will withdraw the partial surrender and the administrative processing fee from the Variable Fund Accounts in the same proportion as each Account's value has to the total Policy cash value. (See "Surrender Charges" and "Deduction of Charges.") You may request a partial surrender by telephone or by Notice to Us.

Your Policy's remaining cash value after a partial surrender may not be less than an amount equal to the then current surrender charge for a full surrender.

Partial surrenders and related surrender charges will reduce your death benefit. (See "Changing Your Policy's Specified Amount" under "Death Benefit.")

                                      37 A

Telephone Transactions
----------------------

You may submit requests to change your premium payment allocation, requests for partial surrenders, requests for loans, and requests for Transfer of Value among Variable Fund Accounts by telephone. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and only if we do not, will we be liable for any losses because of unauthorized or fraudulent instructions. We will obtain information prior to any discussion regarding your Policy including, but not limited to:
         o   your USAA number or Policy number,
         o   your name, and
         o   your Social Security number.

In addition, we will record all telephone communications with you and will send confirmations of all transactions to your address. Your Policy automatically authorizes you to make telephone transactions, subject to our right to modify, suspend, or discontinue this telephone transaction privilege at any time without prior notice. You may decline the option of utilizing the telephone transaction privilege when filling out your Policy application.

Dollar Cost Averaging Program
-----------------------------

The Dollar Cost Averaging Program enables you to make regular, equal investments over time into one or more of the Variable Fund Accounts, by transferring a fixed dollar amount at regular intervals from one or more Variable Fund Accounts under the Policy.

To begin the Dollar Cost Averaging Program, you must have at least $5,000 in the Variable Fund Account from which you intend to transfer value. The minimum amount you may transfer is $100, or the remaining value of the Account, if less. The transfers must be scheduled to occur over a period of at least 12 months at monthly, quarterly, or semiannual intervals, as you elect.

You may select this Program by submitting a written request to our Home Office or by making a request by telephone. You may cancel your participation in this Program in the same manner.


We will process transfers under the Dollar Cost Averaging Program to be effective at the Accumulation Unit Values (AUV) at the end of the Valuation Period that includes the date of the transfer. No charges apply to transfers made under the Dollar Cost Averaging Program. Also, transfers under this Program do not count against your limit on free transfers.


We reserve the right to suspend, terminate, or modify the offering of the Dollar Cost Averaging Program upon providing you written notice 30 days in advance. Should we suspend or terminate the Program, the suspension or cancellation will not affect any Policy for which the Dollar Cost Averaging Program is already in effect.

Free Look Right
---------------

You may cancel your Policy within 10 days after receiving it, or such longer period as state law may require, by returning the Policy to us along with a written request for cancellation. Upon its return, we will refund the greater of:
         o   your premium payments, or
         o the value of the Variable Fund Accounts as of the Date of Receipt of your written request to cancel, plus any premium charge, Monthly Deduction, and mortality and expense charge that we deducted.

                                      38 A

Postponement of Payments
------------------------

We may postpone payments of partial surrenders, full surrenders, Policy loans, maturity benefits, death benefits, and Variable Fund Account transfers beyond 7 days whenever:
         o   the New York Stock Exchange is closed,
         o the SEC, by order, permits postponement for the protection of Policy Owners, or
         o   the SEC requires trading to be restricted or declares an emergency.

We reserve the right to defer payment of any partial surrenders, full surrenders, Policy loans or refunds that would be derived from a premium payment made by a check until the check has cleared the banking system.

--------------------------------------------------------------------------------
     Log on to usaa.com day or night for policy details, fund account summaries and financial activity information.
--------------------------------------------------------------------------------

                                      39 A

---------------------------
  MORE POLICY INFORMATION
---------------------------

Owners And Beneficiaries
------------------------

Owners
If you are the Owner of the Policy, the rights and privileges of the Policy during the lifetime of the Insured belong to you. Generally, the Owner is also the Insured, unless a different Owner is designated in the application or at a later date.

      Successor Owner. As Owner, you may designate a successor Owner. If you die without designating a successor Owner, ownership of the Policy will pass to your estate.

      Change of Ownership. As Owner, you may change ownership of your Policy, at any time, during the Insured's lifetime, by submitting Notice to Us. The change will take effect on the Date of Receipt of the request. A change of ownership is subject to the rights of an assignee of record and those of any irrevocable Beneficiary. We are not responsible for any payments made or actions taken before we receive your Notice to Us.

      Collateral Assignment. As Owner, you may assign the Policy as collateral security by submitting a Notice to Us. You will need to obtain the written consent of any irrevocable Beneficiaries and assignees of record before we recognize any assignment; however, a collateral assignment takes precedence over the interest of a revocable Beneficiary. The assignment will take effect as of the date we receive your Notice to Us. We are not responsible for the validity or effect of any collateral assignment, nor are we responsible for any payment or other action taken before we receive the Notice to Us. We are not bound by an assignment until we receive it at our Home Office.

We will pay any death benefit payable to an assignee in one lump sum. We will pay any remaining proceeds to the designated Beneficiary or Beneficiaries. A collateral assignee is not an Owner. A collateral assignment is not a transfer of ownership, unless it is an absolute assignment. All collateral assignees of record must consent to any full surrender, partial surrender, loan or payment from a Policy under an Accelerated Benefits for Terminal Illness Rider. There may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the Beneficiary. Therefore, you should consult a qualified tax advisor prior to making an assignment.

Beneficiaries
You may name one or more Beneficiaries in your Policy application. You may classify Beneficiaries as primary, contingent, revocable, or irrevocable. If no primary Beneficiary survives the Insured, we will pay the Policy proceeds to the contingent Beneficiaries. Beneficiaries in the same class will receive equal payments unless you direct otherwise. A Beneficiary must survive the Insured in order to receive his or her share of the death benefit proceeds. If a Beneficiary dies before the Insured dies, his or her unpaid share is divided among the remaining Beneficiaries of the same class who survive the Insured. If no Beneficiary survives the Insured, we will pay the proceeds to you, if you are alive, or, if not, to your estate.

      Change of Beneficiary. You may change the Beneficiary while the Insured is living, by submitting a Notice to Us. You must obtain the written consent of any irrevocable Beneficiaries before we will accept any change in Beneficiary. A change in Beneficiary will take effect on the Date of Receipt of the request. We will not be responsible for any payment or other action taken before receipt of your Notice to Us. If we make a payment of death benefits in good faith before receiving the Notice to Us, we will receive credit for the payment against our liability under the Policy. A change of Beneficiary is subject to the rights of an assignee of record.

                                      40 A

Calculating Your Cost of Insurance
----------------------------------

For each Monthly Anniversary, we determine your monthly cost of insurance by multiplying (1) the net amount at risk under your Policy by (2) your cost of insurance rate, and (3) dividing the resulting amount by 1000.

Net Amount at Risk
We determine the net amount at risk by (1) subtracting your Policy's cash value on any Monthly Anniversary from (2) your Policy's current death benefit (divided by a factor that discounts the death benefit to the beginning of the month). Your Policy's death benefit may be the death benefit required to qualify the Policy as life insurance. (See "Minimum Amount Insured.")

The net amount at risk may be greater if you have selected death benefit Option B rather than death benefit Option A. See "Death Benefits." Since the death benefit payable under Option B is the Specified Amount plus the cash value, the difference between the death benefit and the cash value will be greater under Option B than under Option A (unless the Minimum Amount Insured applies). As the net amount at risk will be greater, so the cost of insurance also will be greater. The net amount at risk also may be affected by changes in your Policy's cash value or in the Specified Amount. (See "Cash Value" and "Death Benefits.")

The net amount at risk for each Policy continues to be determined generally by subtracting the Policy's cash value from the Policy's death benefit (divided by a factor that discounts the death benefit to the beginning of the month), regardless of whether the death benefit is the Policy's current Specified Amount or the Minimum Amount Insured. The cost of insurance rate applied against the net amount at risk will continue to increase as the Insured's age increases.

Net Amount at Risk - More Than One Rate Class
If you increase the Specified Amount and the rate class applicable to the increase is different from that of the initial Specified Amount, then, in determining the cost of insurance charge, we will calculate the net amount at risk separately for each rate class. The method of determining the net amount at risk for each rate class will differ between Option A and Option B. If Option A is in effect, we will apportion the cash value among the initial Specified Amount and any increases in Specified Amount. The cash value will first be considered a part of the initial Specified Amount. If the cash value is greater than the initial Specified Amount, the balance of the cash value will then be considered a part of each increase in Specified Amount, beginning with the first increase.

If Option B is in effect, we will determine the net amount at risk by the proportional relationship of the initial Specified Amount and the Specified Amount increases for each new rate class to the total Specified Amount.

Because the method of calculating the net amount at risk is different between Option A and Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class than would have occurred had the death benefit option not been changed. Thus, the total cost of insurance will be increased or decreased.

Cost of Insurance Rates
Your cost of insurance rates are based on your Insured's age, sex, and rate class. Generally, we set cost of insurance rates based on our expectations as to future mortality experience. We apply any changes to cost of insurance rates to all persons of the same age, sex, and rate class. We will give you 30 days' notice before any increase in your current cost of insurance rates becomes effective. We guarantee that your cost of insurance rates will never be greater than the maximum cost of insurance rates shown in your Policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Table, and age on the Insured's last birthday.

The rate class of the Insured will affect your cost of insurance rate. USAA Life currently places Insureds into one of three preferred rate classes or into one of two standard rate classes involving higher mortality risks. In an otherwise identical Policy, Insureds in the preferred rate class will have a

                                      41 A
lower cost of insurance rate than those in a standard rate class. We make all final determinations of an Insured's rate class.

Minimum Amount Insured
----------------------

The Minimum Amount Insured is the amount of insurance proceeds that the Internal Revenue Code requires for your Policy to qualify as life insurance and to exclude the death benefit from your Beneficiary's taxable income. If higher than the death benefit under Option A or Option B, we will pay you the Minimum Amount Insured. You can determine the Minimum Amount Insured by multiplying your Policy's cash value (ignoring the amount of any outstanding loan and any unpaid loan interest) by a specified percentage based on the Insured's age. The specified percentages, which generally decline as the Insured gets older, are:

-----------------------------------------------------------------------------------------------------------------
Minimum Amount Insured as a Percentage of Cash Value
-----------------------------------------------------------------------------------------------------------------
Insured's           40 or                                                                               95 and
Age*                Under     45        50        55        60        65        70         75 to 90     older

Percentage          250%      215%      185%      150%      130%      120%      115%       105%         100%
-----------------------------------------------------------------------------------------------------------------

* Last birthday at the beginning of the Policy Year. A more complete table appears in your Policy.

If, prior to the Insured's death, unexpected increases in your Policy's cash value would cause your Policy not to satisfy Internal Revenue Code requirements, we will increase the death benefit to the Minimum Amount Insured so that the death benefit will be excluded from the Beneficiary's taxable income.

The Contract
------------

The Policy is a legal contract between you and us. The consideration for issuing the Policy is:
         o   completion of the application, and
         o   payment of the first full premium.

The entire contract consists of:
         o   your Policy,
         o   your Policy application, and
         o any supplemental applications, riders, endorsements, and amendments.

We will consider statements in the application as representations and not warranties. We will not use any representation to void your Policy or defend a claim under your Policy unless it is contained in your written application or supplemental application. Only the president or secretary of USAA Life has authority to change or waive a provision of your Policy, and then only in writing.

All requests for changes to your Policy must be clear and in writing, and must be received by our Home Office.

This Policy is subject to the laws of the state where it is issued. To the extent that the Policy may not comply, it will be interpreted and applied to comply.

Incontestability
----------------

We will not contest a Policy, or any increase in Specified Amount, except for lapse or fraud, after the Policy or increase has been in effect during the Insured's lifetime for 2 years. Each increase in the Specified Amount will have its own 2-year contestable period beginning with the Effective Date of the

                                      42 A
increase. During any 2-year contestable period, we have the right to contest the validity of your Policy based on material misstatements made in the application or any supplemental application. The 2-year contestable period begins on the Effective Date of your Policy, or, in the case of an increase, on the date the increase is approved and made effective.

If your Policy is reinstated after lapse, a new 2-year contestable period begins on the date of reinstatement. If the Policy has been in force for 2 years during the lifetime of the Insured, it will be contestable only as to statements made in the reinstatement application. If the Policy has been in force for less than 2 years, it will be contestable as to statements made in any reinstatement applications as well as the initial application.

The incontestability provisions do not apply to optional insurance benefits added to your Policy by rider. Each rider contains its own incontestability provision.

If we contest and rescind your Policy, you will receive your premiums paid, less any Indebtedness and any previous partial surrenders.

Misstatement of Age or Sex
--------------------------

Age means the Insured's age on his or her last birthday. If the Insured's age or sex has been misstated on the application or any supplemental application, we will adjust the cash value and death benefit to those based on the correct Monthly Deductions since the Policy's Effective Date.

Suicide Exclusion
-----------------

Your Policy does not cover suicide by the Insured, while sane or insane, during an exclusion period after the Policy's Effective Date. This exclusion period is generally 2 years from the Policy's Effective Date but may vary by state. If the Insured commits suicide during this period, our sole liability will be to refund all premiums paid, less any Indebtedness and previous partial surrenders. We will not pay any death benefit in those circumstances.

If your Policy lapses and is later reinstated, we will measure the 2-year suicide exclusion period from the Effective Date of reinstatement. If you increase your Policy's Specified Amount, we will measure the 2-year suicide exclusion period for the increase from the increase's Effective Date. If the Insured dies as a result of suicide (whether sane or insane) during the separate 2-year suicide exclusion period, we will only pay the death benefit attributable to the initial Specified Amount (on which the 2-year suicide exclusion period has expired). We will refund the premium payments less any Indebtedness and any partial surrenders attributable to the increase in the Specified Amount.

Non-Participating Policy
------------------------

Your Policy is "non-participating," which means you will not share in any of our profits or surplus earnings. We will not pay dividends on your Policy.

Reports And Records
-------------------

We will maintain all records relating to the Policy and the Separate Account. We will mail to you a Policy annual statement showing:
         o   the amount of death benefit;
         o   the cash value;
         o   any Indebtedness;
         o   any loan interest charge;

                                      43 A

         o   any loan repayment since the last annual statement;
         o   any partial surrender since the last annual statement;
         o   all premium payments since the last annual statement;
         o   all deductions and charges since the last annual statement; and
         o other pertinent information required by any applicable law or regulation, or that we deem helpful to you.

We will mail the statement within 30 days after the Policy's anniversary, or, at our discretion, within 30 days after the end of each calendar year showing information as of a date not more than 60 days prior to the mailing of the annual statement. We also will send you periodic reports for the Funds that correspond to the Variable Fund Accounts, periodic reports for the Separate Account, and any other information, as required by state and federal law.

We will mail confirmation notices (or other appropriate notification) promptly at the time of the following transactions:
         o   Policy issue;
         o   receipt of premium payments;
         o   transfers among Variable Fund Accounts;
         o   change of premium allocation;
         o   change of death benefit option;
         o   increases or decreases in Specified Amount;
         o   partial surrenders;
         o   receipt of loan repayments; and
         o   reinstatement.

---------------------------
  PERFORMANCE INFORMATION
---------------------------

From time to time, we may quote performance information for the Variable Fund Accounts of the Separate Account in advertisements, sales literature, or reports to Owners or prospective investors.

We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical Owner's cash value or death benefit. We also may present the yield or total return of the Variable Fund Accounts based on a hypothetical investment in a Policy. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the Variable Fund Account or the Fund in which it invests. The performance information shown may reflect the deduction of only some of the applicable charges to the Policy. We may, for example, exclude the deduction of one or more charges, such as the premium charge or surrender charge, and we generally expect to exclude cost of insurance charges because of the individual nature of these charges.

We may compare a Variable Fund Account's performance to that of other variable life separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning, and The Wall Street Journal. We also may advertise ratings of USAA Life's financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

We may from time to time provide advertisements, sales literature or tools to assist you in choosing your investment options by defining your asset allocation strategy and appropriate risk tolerance.

Performance information for any Variable Fund Account reflects the performance of a hypothetical Policy and are not illustrative of how actual investment performance would affect the benefits under your Policy. Therefore, you should not consider such performance information to be an estimate or guarantee of future performance.

                                      44 A

---------------------
  OTHER INFORMATION
---------------------

USAA Life
---------

USAA Life is a stock insurance company incorporated in the State of Texas in June 24, 1963. USAA Life is principally engaged in writing life insurance policies, health insurance policies, and annuity contracts. USAA Life is authorized to transact insurance business in all states of the United States (except New York) and the District of Columbia. On a consolidated basis prepared in conformity with accounting principles generally accepted in the United States of America, USAA Life had total assets of $9,081,541,000 on December 31, 2001. USAA Life is a wholly-owned stock subsidiary of USAA. The commitments under the Policies are USAA Life's, and USAA has no legal obligation to back those commitments.

USAA Life is the depositor administering the Separate Account. USAA Life's obligations as depositor of the Separate Account may not be transferred without notice to and consent of the Owners. USAA Life also issues variable annuity contracts through another separate account, which is also a registered investment company. In addition, USAA Life serves as transfer agent of the USAA Life Investment Trust.

Directors of USAA Life. USAA Life is managed by its Board of Directors, described below, all of whom are also officers of either USAA or USAA Life and have the same principal business address as USAA Life, as shown on the front cover page of this Prospectus.


Name                         Principal Occupation (Past Five Years)
----                         -----------------------------------
Robert G. Davis              Chairman since June 1997; prior thereto, Director since December 1996; President and Chief
                             Executive Officer, USAA, since April 2000; prior thereto, Chief Operating Officer and President,
                             USAA, since June 1999; prior thereto; Deputy CEO-Capital Management, USAA, since June 1998 and
                             Chief Executive Officer and President, USAA CAPCO, since December 1996; prior thereto, Special
                             Assistant to CEO, USAA, since June 1996; prior thereto, Chief Executive Officer and President of
                             Bank One, Columbus, since 1991.

James M. Middleton           Vice Chairman since March 2000; President and Chief Executive Officer, USAA Life, since March 1,
                             2000; prior thereto, Senior Vice President, Operations Integration & Program Control, USAA Life,
                             since July, 1999; prior thereto, Vice President, Systems Integration & Program Control, USAA Life,
                             since September 1997; prior thereto, Vice President, Systems Integration & Program Control, USAA
                             Life, since September 1997; prior thereto, Assistant Vice President, Systems Integration &
                             Analysis, USAA Life, since March 1994.

Edward R. Dinstel            Director since March, 2002; Senior Vice President, Sales, Service & Partnerships, since September
                             2001; prior thereto, Senior Vice President, Life & Health Underwriting/Issue, since November,
                             1999; prior thereto, Vice President, Life & Health Underwriting/Issue.

Russell A. Evenson           Director since May, 2001; Senior Vice President, Actuarial & Marketing, USAA Life, since September
                             2001; prior thereto, Senior Vice President, Chief Life Actuary, USAA Life, since April 2001; prior thereto, Senior Vice President, Aid Association for Lutheran, from May 1999 to March 2001; prior thereto, Senior Vice President and Chief Actuary/Director; Midland National Life Insurance
                             Company, from March 1989 to April

                                      45 A


                             1999; Senior Vice President & Corporate Actuary, North American Company for Life & Health, from
                             November 1998 to April 1999; and Senior Vice President and Chief Actuary/Director for Investor
                             Life Insurance Company of Nebraska, from March 1989 to December 1996.

Larkin W. Fields             Director since May, 2001; Treasurer/Senior Vice President, Finance, USAA Life, since May 1999;
                             prior thereto, Vice President, Life Marketing Services, USAA Life, since November 1995.

Bradford W. Rich             Director since November 1996; General Counsel and Secretary; Senior Vice President, USAA, since
                             January 1996.

Josue Robles, Jr.            Director since September 1994; Senior Vice President, Chief Financial Officer/Treasurer, USAA,
                             since August 1995.


Officers (other than Directors). Set forth below are the officers of USAA Life, the depositor of the Separate Account, who are engaged directly or indirectly in activities relating to the Registrant or the variable universal life policies offered by the Registrant, including each senior executive officer of USAA Life. The principal business address of each person listed is same as the address of USAA Life, as shown on the cover page of this Prospectus.


Name                         Principal Occupation (Past Five Years)
----                         -------------------------------------
John W. Douglas              Senior Vice President, Life & Health Operations, since January 2002; prior thereto, Senior Vice
                             President, Health Planning/Operational Support, since January 1997; prior thereto, Senior Vice
                             President, Life & Health Marketing.

William J. O'Connor          Senior Vice President, Business Development & Operations Integration, since January 2002; prior thereto, Vice President, Business Development & Operations Integration Control, USAA Life, since
                             March 2000; prior thereto, Assistant Vice President, Life Customer Relationship Manager, USAA
                             ITCO, since August 1998; prior thereto, Assistant Vice President, Life Applications, USAA ITCO,
                             since May 1998; prior thereto, Assistant Vice President, Integration Service, Office of Chief
                             Information Officer, USAA, since May 1997.

King Mawhinney               Vice President, Underwriting, since January 2002; prior thereto, Vice President, Partnerships, since July 1999; prior thereto, Vice President, Life Sales, since May 1997; prior thereto, Vice
                             President, Health Insurance.

Pattie S. McWilliams         Vice President, Life/Annuity/Health Sales, since January 2002; prior thereto, Vice President,
                             Member Relationship Management, since July 1999; prior thereto, Vice President, Life/Annuity
                             Service & Claims.

Allen R. Pierce              Vice President, Product Development, since July 1999; prior thereto, Assistant Vice President,
                             Actuarial Analysis & Life Products, since

                                      46 A


                             January 1998; prior thereto, Assistant Vice President, Actuarial Support & Management Accounting,
                             since September 1994.

Cynthia A. Toles             Assistant Secretary/Vice President, Life/Health Insurance Counsel, USAA, since February 2000;
                             prior thereto, Senior Vice President, General Counsel & Secretary, Variable Annuity Life Insurance
                             Company ("VALIC"), since April 1981, and Senior Vice President, General Counsel & Secretary,
                             American Annuity Insurance Company, since February 1999.

Robert S. Buss               Assistant Vice President, Partnerships, since January 2002; prior thereto, Executive Director,
                             Financial Services Centers Operations, since January 2001; prior thereto, Executive Director, Life
                             Regional Sales, since June 1999; prior thereto, Director, Life Regional Sales, since March 1999;
                             prior thereto, Director, Special Annuities, since October 1997; prior thereto, Manager, Life Sales
                             Central Region, since December 1996.

Brenda E. Davis              Assistant Vice President, Service, since January 2002; prior thereto, Assistant Vice President,
                             Life/Annuity Member Relations, since June 2000; prior thereto, Executive Director, Life & Health
                             Underwriting, since October 1998; prior thereto, Director, Life & Health Underwriting, since
                             December 1994.

Michael P. Egan              Assistant Vice President, Life & Health Underwriting, since January 2002; prior thereto, Executive
                             Director, Life & Health Underwriting, since December 1998; prior thereto, Director, Life & Health
                             Underwriting, since 1988.

Sharon Kaminsky              Assistant Vice President, Accounting, since January 2002; prior thereto, Assistant Vice President,
                             Underwriting New Business & Administration, since October 2001; prior thereto, Executive Director,
                             Underwriting & New Business Administration, since June 2000; prior thereto, Director, Underwriting
                             & New Business Administration, since April 2000; prior thereto, Director, Life Projects, since
                             December, 1999; prior thereto, Project Manager, Systems Integration & Program Control, since April
                             1993.

W. James Nabholz, III        Assistant Vice President, Life/Health Insurance Counsel, USAA, since February 2001; prior thereto, Managing Attorney, American Family Insurance Group, since July 1997; prior thereto, sole practitioner, W. James Nabholz, III, P.C., since February 1993.

Layne C. Roetzel             Assistant Vice President, Compliance & Privacy, since January 2002; prior thereto, Assistant Vice
                             President, Accounting & Compliance, since December 2000; prior thereto, Assistant Vice President,
                             Plans & Administration, USAA Life, since May 1998; prior thereto, Executive Director/Controller,
                             La Cantera Development Company, since March 1997; prior thereto, Director, Financial Statement
                             Reporting, USAA Life, since September 1995.

Diana L. Scheel              Assistant Vice President, Life/Annuity Claims, Benefits, & Analysis since November, 1999; prior thereto, Executive Director, Life/Annuity Claims, Benefits and Analysis, since August, 1998; prior thereto, Director, Life Operations, since March, 1996.

James Vitali                 Assistant Vice President, Life New Business Sales, since April 2002; prior thereto; Assistant Vice
                             President, Life & Annuity Sales, since January 2002; prior thereto, Assistant Vice President,
                             Business Process Management, USAA Life, since May 2001; prior thereto, Assistant Vice President,
                             Health & Life General Agency, USAA Life General Agency, since November 1999; prior thereto,
                             Executive Director, Plans,

                                      47 A


                             Administration and Operations, USAA Life General Agency, since March 1999; prior thereto,
                             Operations Analyst, USAA Life General Agency, since November 1998; prior thereto, Business
                             Systems Administrator, USAA Life General Agency, since July 1998; prior thereto, Independent
                             Health Care Consultant, May 1998 to July 1998; prior thereto, Chief Executive Officer, NextCare
                             Hospital of San Antonio, June 1997 to April 1998; prior thereto, Director of Marketing, South
                             Central Texas Division, May 1997 to October 1994.


You should also review the accompanying Fund prospectuses for a description of the management of the Funds.

Separate Account
----------------

By a resolution of the Board of Directors of USAA Life, we established the Separate Account as a separate account on January 20, 1998. The Separate Account is organized as a unit investment trust and registered with the SEC under the Investment Company Act of 1940. Registration does not involve supervision of the management of the Separate Account by the SEC.

The assets of the Separate Account are the property of USAA Life and are held for the benefit of the Owners and other persons entitled to payments under Policies issued through the Separate Account. The assets of the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities that arise from any other business which USAA Life may conduct.

The Separate Account is divided into Variable Fund Accounts, each representing a different investment objective. Net Premium Payments are allocated to the Variable Fund Accounts in accordance with your instructions. (See "Investment Options.") Each Variable Fund Account invests exclusively in the shares at the Net Asset Value (NAV) of a Fund. Income and gains and losses from assets in each Variable Fund Account are credited to, or charged against, that Variable Fund Account without regard to income, gains, or losses in the other Variable Fund Accounts.

Policy Distribution
-------------------

We intend to sell the Policy in all states in which we are licensed and the District of Columbia. USAA IMCO, located at 9800 Fredericksburg Road, San Antonio, Texas 78288, is the principal underwriter distributing the Policy. USAA IMCO, a Delaware corporation, organized in May 1970, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is an active member of the National Association of Securities Dealers, Inc.

The Policy will be sold by licensed life insurance sales representatives who are also registered representatives of USAA IMCO. These licensed insurance sales representatives are salaried employees of USAA Life and receive neither direct nor indirect commissions nor any renewal commissions from the sale of the Policies.

USAA IMCO serves as principal underwriter for the Policies pursuant to an amended and restated Distribution and Administration Agreement with USAA Life dated March 30, 1998. Pursuant to this agreement, USAA Life bears the cost of the salaries of the sales representatives who sell the Policies and substantially all other distribution expenses of the Policies. The agreement terminates upon its assignment or upon at least 60 days notice by either party. USAA IMCO serves as both principal underwriter and investment adviser for the following registered investment companies: USAA Tax Exempt Fund, Inc., USAA Investment Trust, USAA State Tax-Free Trust, USAA Mutual Fund, Inc., and USAA Life Investment Trust. In addition, USAA IMCO serves as principal underwriter for the Separate Account of USAA Life, a registered investment company.

                                      48 A

Tax Matters
-----------

The following is a discussion of certain federal income tax matters. We do not intend this to be tax advice, nor does the following summary purport to be complete or to cover all situations. The discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax advisor.

The particular situation of each Owner or Beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of the federal estate tax, the state inheritance tax and other taxes.

Taxation of Policy Proceeds
The following discussion is based on current federal income tax law and interpretations. It assumes that the Owner is a natural person who is a U.S. citizen and resident. The tax effects on non-U.S. residents or non-U.S. citizens may be different.

      General. A Policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under
      Section 7702 of the Internal Revenue Code (the "Code") and (b) for as long as the investments made by the underlying Mutual Funds satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the Policies will meet these requirements and that:

         o the death benefit received by the Beneficiary under your Policy will not be subject to federal income tax; and
         o increases in your Policy's cash value as a result of investment experience will not be subject to federal income tax unless and until there is a distribution from your Policy, such as a surrender or a partial surrender.

The federal income tax consequences of a distribution from your Policy can be affected by whether your Policy is determined to be a "modified endowment contract ("MEC")" (which is discussed below). In all cases, however, the character of all income that is described below as taxable to the payee will be ordinary income (as opposed to capital gain).

      Testing for modified endowment contract (MEC) status. Your Policy will be a MEC if, at any time during the first 7 Policy Years, you have paid a cumulative amount of premiums that exceeds the premiums that would have been paid by that time under a similar fixed-benefit insurance policy that was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits after the payment of 7 level annual premiums. This is called the "seven-pay" test.

Whenever there is a "material change" under a Policy, the Policy will generally be (1) treated as a new contract for purposes of determining whether the Policy is a MEC, and (2) subject to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the accumulation value of the Policy at the time of such change. A materially changed Policy would be considered a modified endowment if it failed to satisfy the new seven-pay limit. A material change for these purposes could occur as a result of a change in death benefit option, the selection of additional rider benefits, an increase in your Policy's Specified Amount of coverage, and certain other changes.

If your Policy's benefits are reduced during the first 7 Policy Years (or within 7 years after a material change), the calculated seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a decrease in Specified Amount you request or, in some cases, a partial surrender or termination of additional benefits under a rider.) If the premiums previously paid are greater than the recalculated seven-payment premium level limit, the Policy will become a MEC. A life insurance policy that is received in exchange for a MEC will also be considered a MEC.

                                      49 A

     Other effects of Policy changes. Changes made to your Policy (for example, a decrease in benefits or a lapse or reinstatement of your Policy) may also have other effects on your Policy. Such effects may include impacting the maximum amount of premiums that can be paid under your Policy, as well as the maximum amount of accumulation value that may be maintained under your Policy.

     Taxation of pre-death distributions if your Policy is not a modified endowment contract (MEC). As long as your Policy remains in force during the Insured's lifetime as a non-MEC, a Policy loan will be treated as Indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the loan generally will not be tax deductible.

After the first 15 Policy Years, the proceeds from a partial surrender will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your Policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your Policy that were not taxable.) During the first 15 Policy Years, the proceeds from a partial surrender or a reduction in insurance coverage could be subject to federal income tax, under a complex formula, to the extent that your cash value exceeds your basis in your Policy.

On the Maturity Date or upon full surrender, any excess in the amount of proceeds we pay (including amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax. In addition, if a Policy terminates after a grace period while there is a Policy loan, the cancellation of such loan and accrued loan interest will be treated as a distribution and could be subject to tax under the above rules. Finally, if you make an assignment of rights or benefits under your Policy you may be deemed to have received a distribution from your Policy, all or part of which may be taxable.

     Taxation of pre-death distributions if your Policy is a modified endowment contract (MEC). If your Policy is a MEC, any distribution from your Policy during the Insured's lifetime will be taxed on an "income-first" basis. Distributions for this purpose include (1) a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan), or (2) partial surrender. Any such distributions will be considered taxable income to you to the extent your cash value exceeds your basis in the Policy. (For MECs, your basis is similar to the basis described above for other Policies, except that it also would be increased by the amount of any prior loan under your Policy that was considered taxable income to you.) For purposes of determining the taxable portion of any distribution, all MECs issued by the same insurer (or its affiliate) to the same owner (excluding certain qualified plans) during any calendar year are aggregated. The U.S. Treasury Department has authority to prescribe additional rules to prevent avoidance of "income-first" taxation on distributions from MECs.

A 10% penalty tax also will apply to the taxable portion of most distributions from a Policy that is a MEC. The penalty tax will not, however, apply to distributions (1) to taxpayers 59 1/2 years of age or older, (2) in the case of a disability (as defined in the Code), or (3) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her Beneficiary. If your Policy terminates after a grace period while there is a Policy loan, the cancellation of such loan will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the 10% penalty tax, as described above. In addition, on the Maturity Date and upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any loan) over your basis in the Policy, will be subject to federal income tax and, unless an exception applies, the 10% penalty tax.

Distributions that occur during a Policy Year in which your Policy becomes a MEC, and during any subsequent Policy Years, will be taxed as described in the two preceding paragraphs. In addition, distributions from a Policy within 2 years before it becomes a MEC also will be subject to tax in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC. The Treasury Department has been authorized to prescribe rules which would treat similarly other distributions made in anticipation of a Policy becoming a MEC.

                                      50 A

     Policy lapses and reinstatements. A Policy which has lapsed may have the tax consequences described above, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

     Terminal illness rider. Amounts received under an insurance policy on the life of an individual who is terminally ill, as defined by the tax law, are generally excludable from the payee's gross income. We believe that the benefits provided under our terminal illness rider meet the law's definition of terminally ill and can qualify for this income tax exclusion. This exclusion does not apply, however, to amounts paid to someone other than the Insured, if the payee has an insurable interest in the Insured's life because the Insured is a director, officer or employee of the payee or by reason of the Insured being financially interested in any trade or business carried on by the payee.

     Diversification. Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Failure by us to comply with these regulations would disqualify your Policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Our Separate Account, through the Mutual Funds, intends to comply with these requirements.

In connection with the issuance of then temporary diversification regulations, the Treasury Department stated that it anticipated the issuance of guidelines prescribing the circumstances in which the ability of a Policy Owner to direct his or her investment to particular Mutual Funds within a Separate Account may cause the Owner, rather than the insurance company, to be treated as the Owner of the assets in the account. If you were considered the Owner of the assets of the Separate Account, income and gains from the account would be included in your gross income for federal income tax purposes. USAA Life reserves the right to amend the Policies in any way necessary to avoid any such result. As of the date of this Prospectus, no such guidelines have been issued, although the Treasury Department has informally indicated that any such guidelines could limit the number of investment funds or the frequency of transfers among such funds. These guidelines may apply only prospectively, although retroactive application is possible if such standards are considered not to embody a new position.

     Estate and generation skipping taxes. If the Insured is the Policy Owner, the death benefit under a Policy will generally be includable in the Owner's estate for purposes of federal estate tax. If the Owner is not the Insured person, under certain conditions, only an amount approximately equal to the cash surrender value of the Policy would be includable. Federal estate tax is integrated with federal gift tax under a unified rate schedule. In general, estates less than $1,000,000 (increasing annually by $500,000 to $3,500,000 in 2009) will not incur a federal estate tax liability. In addition, an unlimited marital deduction may be available for federal estate tax purposes.

As a general rule, if a "transfer" is made to a person two or more generations younger than the Policy's Owner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" that would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemption of $1,060,000 (indexed in future years by a cost of living adjustment). Because these rules are complex, you should consult with a qualified tax advisor for specific information, especially where benefits are passing to younger generations.

If the Owner of the Policy is not the Insured, and the Owner dies before the Insured, the value of the Policy, as determined under Internal Revenue Service regulations, is includable in the federal gross estate of the Owner for federal estate tax purposes. Whether a federal estate tax is payable depends on a variety of factors, including those listed in the preceding paragraph.

     Pension and profit-sharing plans. If Policies are purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for

                                      51 A
     the benefit of participants covered under the plan, the federal income tax treatment of such Policies will be somewhat different from that described above.

If purchased as part of a pension or profit-sharing plan, the reasonable net premium cost for such amount of insurance is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's Beneficiary, then the excess of the death benefit over the Policy's cash value will not be subject to federal income tax. However, the Policy's cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from the Policy or was an owner-employee under the plan.

There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan. You should consult a qualified tax advisor.

     Other employee benefit programs. Complex rules may also apply when a Policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These Policy Owners must consider whether the Policy was applied for by or issued to a person having an insurable interest under applicable state law and with the Insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the Policy as life insurance for federal income tax purposes and the right of the Beneficiary to receive a death benefit.

     ERISA. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974. You should consult a qualified legal advisor.

     When we withhold income taxes. Generally, unless you provide us with an election to the contrary before we make the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your Policy. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

     Tax changes. The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and MECs, or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the Insured, or your Beneficiary, and are subject to change. Any changes in federal, state, local or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a qualified tax advisor.

Taxation of USAA Life
USAA Life is taxed as a life insurance company under federal income tax laws. USAA Life does not initially expect to incur any income tax on the earnings or the realized capital gains attributable to the Separate Account. If, in the future, USAA Life determines that the Separate Account may incur federal income taxes, then we may assess a charge against the Separate Account Variable Fund Accounts for those taxes. Any charge will reduce the Policy's cash value.

                                      52 A

We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, we may make charges for such taxes when they are attributable to our Separate Account or allocable to the Policies.

Certain mutual funds in which your cash value is invested may elect to pass through to USAA Life taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to USAA Life. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld which are also passed through. These credits may provide a benefit to USAA Life.

State Regulation of USAA Life
-----------------------------

USAA Life, a stock life insurance company organized under the laws of Texas, is subject to regulation by the Texas Department of Insurance. An annual statement is filed with the Texas Department of Insurance on or before March 1st of each year covering the operations and reporting on the financial condition of USAA Life as of December 31 of the preceding year. Periodically, the Commissioner of Insurance examines the liabilities and reserves of USAA Life and the Separate Account and certifies their adequacy.

In addition, USAA Life is subject to the insurance laws and regulations of all other states and jurisdictions where it is licensed. Generally, the Insurance Department of any other state applies the laws of the state of Texas in determining USAA Life's permissible investments.

Legal Matters
-------------

The firms of Kirkpatrick & Lockhart, LLP, and Foley & Lardner, Washington, D.C., have advised USAA Life on certain federal securities law matters. All matters of Texas law pertaining to the Policy, including the validity of the Policy and USAA Life's right to issue the Policy under Texas insurance law, have been passed upon by Cynthia A. Toles, Vice President and Assistant Secretary of USAA Life.

Independent Auditors
--------------------

The audited financial statements and financial highlights of the Separate Account as of December 31, 2001, and for each of the years or periods presented, and the audited consolidated financial statements of USAA Life Insurance Company and its subsidiaries as of December 31, 2001 and 2000, and for each of the years in the three-year period ended December 31, 2001, are included in this Prospectus. The information has been audited by KPMG LLP, independent certified public accountants, through their offices located at 112 E. Pecan, Suite 2400, San Antonio, Texas 78205.

Registration Statement
----------------------

USAA Life has filed a registration statement under the Securities Act of 1933 with the SEC relating to the offering described in this Prospectus. This Prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as part thereof, to all of which reference is hereby made for additional information concerning the Separate Account, USAA Life and the Policies.

The exhibits to the registration statement include a form of hypothetical illustration of the Policy that shows how cash value, cash surrender value, and the death benefit could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains

                                      53 A
and losses, realized or unrealized) for the Funds equal to annual rates of 0%, 6%, and 12%, Insureds in the rate class illustrated, and based on current and guaranteed Policy charges.

The additional information contained in the registration statement may be obtained at the SEC's main office in Washington, D.C., upon payment of the prescribed fees.

Financial Statements
--------------------

You should consider the consolidated financial statements of USAA Life only as bearing on the ability of USAA Life to meet its contractual obligations under the Policies. They do not bear on the investment performance of the Separate Account. The financial statements of the Separate Account and USAA Life, and the accompanying Independent Auditors' Reports, appear on the pages that follow.

                                      54 A

                          Independent Auditors' Report
                          ----------------------------

     To the Board of Directors of USAA Life Insurance Company and Policyowners of the Life Insurance Separate Account of USAA Life Insurance Company:

     We have audited the accompanying statements of assets and liabilities as of December 31, 2001, the related statements of operations, the statements of changes in net assets, and financial highlights presented in note 6 for each of the years or periods presented, for the 18 variable fund accounts available within the Life Insurance Separate Account of USAA Life Insurance Company: USAA Life Growth and Income, USAA Life Aggressive Growth, USAA Life World Growth, USAA Life Diversified Assets, USAA Life Income, Vanguard Diversified Value Portfolio, Vanguard Equity Index Portfolio, Vanguard Mid-Cap Index Portfolio, Vanguard Small Company Growth Portfolio, Vanguard International Portfolio, Vanguard REIT Index Portfolio, Vanguard High Yield Bond Portfolio, Vanguard Money Market Portfolio, Fidelity VIP II Contrafund(R) Portfolio, Fidelity VIP Equity-Income Portfolio, Vanguard VIP III Dynamic Cap Appreciation Portfolio, Scudder Capital Growth Portfolio, and Alger American Growth Portfolio. These financial statements and financial highlights are the responsibility of the Life Insurance Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investments owned at December 31, 2001 were verified by examination of the underlying portfolios of the USAA Life Investment Trust or through confirmation with the transfer agents of the other portfolios. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned fund accounts available within the Life Insurance Separate Account of USAA Life Insurance Company as of December 31, 2001, and the results of their operations, the changes in their net assets, and the financial highlights for each of the years or periods presented, in conformity with accounting principles generally accepted in the United States of America.

                                /s/KPMG LLP

     San Antonio, Texas
     February 20, 2002

                                      55 A

        LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
                     STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001
                     (In Thousands, Except Per Unit Data)

                          Fund Accounts Investing In:
===============================================================================

                                                   USAA                                                       VVIF
                                  USAA Life        Life         USAA Life       USAA Life                   Diversified
                                 Growth and      Aggressive       World        Diversified    USAA Life       Value
                                 Income Fund    Growth Fund    Growth Fund    Assets Fund    Income Fund    Portfolio
                                -------------  -------------  -------------  -------------  -------------  -------------
Assets:

   Investments at
      market value                      $581           $968           $228           $537           $277            $60
                                -------------  -------------  -------------  -------------  -------------  -------------
   Net assets                           $581           $968           $228           $537           $277            $60
                                =============  =============  =============  =============  =============  =============

Net assets:

   Net assets
      attributable to
      policyowners' reserves            $581           $968           $228           $537           $277            $60
                                =============  =============  =============  =============  =============  =============

   Units outstanding
      (accumulation)                      26             56             13             24             17              6
                                =============  =============  =============  =============  =============  =============

   Unit value
      (accumulation)              $22.397368     $17.214778     $16.988356     $22.295041     $15.969161      $9.336800
                                =============  =============  =============  =============  =============  =============

                                                   VVIF      VVIF Small
                                 VVIF Equity     Mid-Cap      Company
                                   Index         Index        Growth
                                 Portfolio      Portfolio    Portfolio
                                -------------  -----------  ------------
Assets:

   Investments at
      market value                    $1,291          $91          $379
                                -------------  -----------  ------------
   Net assets                         $1,291          $91          $379
                                =============  ===========  ============

Net assets:

   Net assets
      attributable to
      policyowners' reserves          $1,291          $91          $379
                                =============  ===========  ============

   Units outstanding
      (accumulation)                     125            9            35
                                =============  ===========  ============

   Unit value
      (accumulation)              $10.341906    $9.912441    $10.696387
                                =============  ===========  ============

See accompanying Notes to Financial Statements.

                                      56 A

        LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
                     STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001
                     (In Thousands, Except Per Unit Data)

                          Fund Accounts Investing In:
===============================================================================


                                                                                           FVIP III    SVS I Capital
                                                         FVIP II       FVIP Equity-      Dynamic Cap      Growth       Alger
    VVIF        VVIF REIT    VVIF High  VVIF Money    Contrafund(R)        Income      Appreciation      Portfolio,   American
 International    Index     Yield Bond    Market       Portfolio,        Portfolio,      Portfolio,       Class A      Growth
  Portfolio     Portfolio    Portfolio  Portfolio     Initial Class    Initial Class   Initial Class       Shares     Portfolio
-------------  -----------  ----------  ------------  --------------  --------------  ---------------  ------------  ------------

         $193         $109       $103       $1,360          $42                  $96              $7          $636        $1,193
-------------  -----------  ----------  ------------  --------------  --------------  ---------------  ------------  ------------
         $193         $109       $103       $1,360          $42                  $96              $7          $636        $1,193
=============  ===========  ==========  ============  ==============  ==============  ===============  ============  ============

         $193         $109       $103       $1,360          $42                  $96              $7          $636        $1,193
=============  ===========  ==========  ============  ==============  ==============  ===============  ============  ============

          22           10          10        1,016            4                   10               1           27             45
=============  ===========  ==========  ============  ==============  ==============  ===============  ============  ============

   $8.670638   $10.950003   $9.869512    $1.338044    $9.515065            $9.427762       $8.464990   $23.487941     $26.344044
=============  ===========  ==========  ============  ==============  ==============  ===============  ============  ============

  Total
  ----------
     $8,151
  ----------
     $8,151
  ==========

     $8,151
  ==========

                                      57 A

        LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
                           STATEMENTS OF OPERATIONS
           Years or Periods Ended December 31, 2001, 2000, and 1999
                                (In Thousands)

                          Fund Accounts Investing In:
-------------------------------------------------------------------------------

                                                   USAA Life Growth                  USAA Life Aggressive
                                                    and Income Fund                      Growth Fund
                                          ----------------------------------  ----------------------------------

                                             2001        2000        1999        2001        2000        1999
                                          ----------  ----------  ----------  ----------  ----------  ----------

Net investment income (loss):
  Income
    Dividends from investments             $      9    $      -    $      4    $      -    $      -    $      -
                                          ----------  ----------  ----------  ----------  ----------  ----------

  Expenses
   Mortality and expense risk charge              4           2           1           6           6           1
                                          ----------  ----------  ----------  ----------  ----------  ----------

     Net investment income (loss)                 5          (2)          3          (6)         (6)         (1)
                                          ----------  ----------  ----------  ----------  ----------  ----------

Net realized and unrealized
gain (loss) on investments:
  Net realized gain (loss) on sale of
    investments                                 (18)        (19)          5         (23)         67           7
  Capital gains distributions                    33           -          23           -          19          29
                                          ----------  ----------  ----------  ----------  ----------  ----------

     Net realized gain (loss)                    15         (19)         28         (23)         86          36

  Change in net unrealized appreciation/
    depreciation                                (50)         26         (20)       (201)       (291)        107
                                          ----------  ----------  ----------  ----------  ----------  ----------

     Net realized and unrealized
      gain (loss) on investments                (35)          7           8        (224)       (205)        143
                                          ----------  ----------  ----------  ----------  ----------  ----------
Increase (decrease) in net assets
resulting from operations                  $    (30)   $      5    $     11    $   (230)   $   (211)   $    142
                                          ==========  ==========  ==========  ==========  ==========  ==========

                                                 *VVIF Mid-Cap Index                 **VVIF Small Company
                                                      Portfolio                         Growth Portfolio
                                          ----------------------------------  ----------------------------------

                                             2001                                2001        2000        1999
                                          ----------                          ----------  ----------  ----------

Net investment income (loss):
  Income
    Dividends from investments             $      -                            $      -    $      -    $      -
                                          ----------                          ----------  ----------  ----------

  Expenses
   Mortality and expense risk charge              -                                   2           1           -
                                          ----------                          ----------  ----------  ----------

     Net investment income (loss)                 -                                  (2)         (1)          -
                                          ----------                          ----------  ----------  ----------

Net realized and unrealized
gain (loss) on investments:
  Net realized gain (loss) on sale of
    investments                                  (6)                                 (5)          1           1
  Capital gains distributions                     -                                   -           1           -
                                          ----------                          ----------  ----------  ----------

     Net realized gain (loss)                    (6)                                 (5)          2           1

  Change in net unrealized appreciation/
    depreciation                                  1                                  36         (10)          3
                                          ----------                          ----------  ----------  ----------

     Net realized and unrealized
      gain (loss) on investments                 (5)                                 31          (8)          4
                                          ----------                          ----------  ----------  ----------

Increase (decrease) in net assets
resulting from operations                  $     (5)                           $     29    $     (9)   $      4
                                          ==========                          ==========  ==========  ==========

                                                   USAA Life World
                                                     Growth Fund
                                          ----------------------------------

                                             2001        2000        1999
                                          ----------  ----------  ----------

Net investment income (loss):
  Income
    Dividends from investments             $      3    $      1    $      -
                                          ----------  ----------  ----------

  Expenses
   Mortality and expense risk charge              2           1           1
                                          ----------  ----------  ----------

     Net investment income (loss)                 1           -          (1)
                                          ----------  ----------  ----------

Net realized and unrealized
gain (loss) on investments:
  Net realized gain (loss) on sale of
    investments                                 (10)          1           1
  Capital gains distributions                     -           8           7
                                          ----------  ----------  ----------

     Net realized gain (loss)                   (10)          9           8

  Change in net unrealized appreciation/
    depreciation                                (25)        (27)          1
                                          ----------  ----------  ----------

     Net realized and unrealized
      gain (loss) on investments                (35)        (18)          9
                                          ----------  ----------  ----------

Increase (decrease) in net assets
resulting from operations                  $    (34)   $    (18)   $      8
                                          ==========  ==========  ==========

                                                 **VVIF International
                                                      Portfolio
                                          ----------------------------------

                                             2001        2000        1999
                                          ----------  ----------  ----------

Net investment income (loss):
  Income
    Dividends from investments             $      -    $      -    $      -
                                          ----------  ----------  ----------

  Expenses
   Mortality and expense risk charge              1           -           -
                                          ----------  ----------  ----------

     Net investment income (loss)                (1)          -           -
                                          ----------  ----------  ----------

Net realized and unrealized
gain (loss) on investments:
  Net realized gain (loss) on sale of
    investments                                 (24)          -           1
  Capital gains distributions                     -           1           -
                                          ----------  ----------  ----------

     Net realized gain (loss)                   (24)          1           1

  Change in net unrealized appreciation/
    depreciation                                 (2)        (13)          1
                                          ----------  ----------  ----------

     Net realized and unrealized
      gain (loss) on investments                (26)        (12)          2
                                          ----------  ----------  ----------

Increase (decrease) in net assets
resulting from operations                  $    (27)   $    (12)   $      2
                                          ==========  ==========  ==========

*Variable fund accounts commenced operations May 1, 2001.
**See accompanying Notes to Financial Statements for information on May 1, 2001 fund substitution.

                                      58 A

        LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
                           STATEMENTS OF OPERATIONS
           Years or Periods Ended December 31, 2001, 2000, and 1999
                                (In Thousands)

                          Fund Accounts Investing In:
-------------------------------------------------------------------------------

      USAA Life Diversified                     USAA Life               *VVIF Diversified Value          **VVIF Equity Index
           Assets Fund                         Income Fund                      Portfolio                     Portfolio
---------------------------------  ------------------------------------ ------------------------ ----------------------------------

   2001       2000        1999        2001         2000        1999         2001                    2001        2000        1999
---------  ----------  ----------  -----------  ----------  -----------  ----------              ----------  ----------  ----------


 $     8    $      -    $      5    $      10    $      -    $      11    $      -                $      -    $      -    $      4
---------  ----------  ----------  -----------  ----------  -----------  ----------              ----------  ----------  ----------

       2           1           -            2           1            -           -                       9           7           2
---------  ----------  ----------  -----------  ----------  -----------  ----------              ----------  ----------  ----------

       6          (1)          5            8          (1)          11           -                      (9)         (7)          2
---------  ----------  ----------  -----------  ----------  -----------  ----------              ----------  ----------  ----------

     (12)         (6)         (1)         (10)         (5)           -           -                    (158)          5           8
      20           -          26            -           -            3           -                       -           1           2
---------  ----------  ----------  -----------  ----------  -----------  ----------              ----------  ----------  ----------

       8          (6)         25          (10)         (5)           3           -                    (158)          6          10

      24          13         (27)          16          29          (15)          -                       3        (116)         46
---------  ----------  ----------  -----------  ----------  -----------  ----------              ----------  ----------  ----------

      32           7          (2)           6          24          (12)          -                    (155)       (110)         56
---------  ----------  ----------  -----------  ----------  -----------  ----------              ----------  ----------  ----------

 $    38    $      6    $      3    $      14    $     23    $      (1)   $      -                $   (164)   $   (117)   $     58
=========  ==========  ==========  ===========  ==========  ===========  ==========              ==========  ==========  ==========

           **USAA Life                        *VVIF REIT Index           *VVIF High Yield Bond          **VVIF Money Market
       International Fund                        Portfolio                     Portfolio                      Portfolio
---------------------------------  ------------------------------------ ------------------------ ----------------------------------

 ***2001      2000        1999        2001                                  2001                    2001        2000        1999
---------  ----------  ----------  -----------                           ----------              ----------  ----------  ----------

$      -    $      -    $      -    $       -                             $      -                $     54    $     30    $      9
---------  ----------  ----------  -----------                           ----------              ----------  ----------  ----------

       -           -           -            -                                    -                      10           4           1
---------  ----------  ----------  -----------                           ----------              ----------  ----------  ----------

       -           -           -            -                                    -                      44          26           8
---------  ----------  ----------  -----------                           ----------              ----------  ----------  ----------

      (5)          1           -            -                                   (1)                      -           -           -
       -           -           -            -                                    -                       -           -           -
---------  ----------  ----------  -----------                           ----------              ----------  ----------  ----------

      (5)          1           -            -                                   (1)                      -           -           -
       2          (4)          1            4                                    2                       -           -           -
---------  ----------  ----------  -----------                           ----------              ----------  ----------  ----------

      (3)         (3)          1            4                                    1                       -           -           -
---------  ----------  ----------  -----------                           ----------              ----------  ----------  ----------

 $    (3)   $     (3)   $      1    $       4                             $      1                $     44    $     26    $      8
=========  ==========  ==========  ===========                           ==========              ==========  ==========  ==========

* Variable fund accounts commenced operations May 1, 2001.
**See accompanying Notes to Financial Statements for information on May 1, 2001 fund substitution.
***USAA Life International Fund reflects operations from 01/01/01 to 04/30/01.

                                      59 A

                    This Page is left blank intentionally

                                      60 A

       LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
                          STATEMENTS OF OPERATIONS
          Years or Periods Ended December 31, 2001, 2000, and 1999
                                (In Thousands)

                         Fund Accounts Investing In:
-------------------------------------------------------------------------------

                                                                                                            *FVIP III Dynamic Cap
                                                  *FVIP II Contrafund(R)        *FVIP Equity-Income         Appreciation Portfolio,
                                                 Portfolio, Initial Class      Portfolio, Initial Class         Initial Class
                                           ------------------------------- ------------------------------  ------------------------
                                              2001                           2001                             2001
                                           ---------                       --------                         --------
Net investment income (loss):
  Income
      Dividends from investments           $      -                        $     -                          $     -
                                           ---------                       --------                         --------

  Expenses
    Mortality and expense risk charge             -                              -                                -
                                           ---------                       --------                         --------

      Net investment income (loss)                -                              -                                -
                                           ---------                       --------                         --------
Net realized and unrealized
gain (loss) on investments:
  Net realized gain (loss) on sale of
    investments                                   -                              -                                -
  Capital gains distributions                     -                              -                                -
                                           ---------                       --------                         --------

      Net realized gain (loss)                    -                              -                                -

  Change in net unrealized  appreciation/
    depreciation                                  1                              2                                -
                                           ---------                       --------                         --------

    Net realized and unrealized
      gain (loss) on investments                  1                              2                                -
                                           ---------                       --------                         --------

Increase (decrease) in net assets
  resulting from operations                $      1                        $     2                          $     -
                                           =========                       ========                         ========

                                          SVS I Capital Growth          Alger American Growth
                                       Portfolio, Class A shares            Portfolio
                                      ---------------------------     -------------------------
                                        2001      2000      1999       2001     2000     1999
                                      -------   --------  -------     -------  ------   -------
Net investment income (loss):
  Income
      Dividends from investments      $    2     $   1     $   -      $    3  $    -    $   -
                                      -------   --------  -------     -------  ------   -------

  Expenses
    Mortality and expense risk charge      5         4         1           9       7         1
                                      -------   --------  -------     -------  ------   -------

      Net investment income (loss)        (3)       (3)       (1)         (6)     (7)       (1)
                                      -------   --------  -------     -------  ------   -------

Net realized and unrealized
gain (loss) on investments:
  Net realized gain (loss) on sale of
    investments                         (106)       14         -         (90)     23        (3)
  Capital gains distributions             76        56         9         144     113         7
                                      -------   --------  -------     -------  ------   -------

    Net realized gain (loss)             (30)       70         9          54     136         4
  Change in net unrealized
    appreciation/
    depreciation                        (128)     (144)       38        (206)   (320)       53
                                      -------   --------  -------     -------  ------   -------

      Net realized and unrealized
        gain (loss) on investments      (158)      (74)       47        (152)   (184)       57
                                      -------   --------  -------     -------  ------   -------

Increase (decrease) in net assets
  resulting from operations           $ (161)    $ (77)    $  46      $ (158) $ (191)   $   56
                                      =======   ========  =======     =======  ======   =======

* Variable fund accounts commenced operations May 1, 2001.
See accompanying Notes to Financial Statements.

                                      61 A

       LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
                     STATEMENTS OF CHANGES IN NET ASSETS
          Years or Periods Ended December 31, 2001, 2000, and 1999
                               (In Thousands)

                         Fund Accounts Investing In:
-------------------------------------------------------------------------------

                                             USAA Life Growth and          USAA Life Aggressive             USAA Life World
                                                 Income Fund                   Growth Fund                     Growth Fund
                                           ------------------------       -----------------------       -------------------------
                                            2001     2000     1999         2001     2000    1999         2001     2000     1999
                                           -------  -------  -------      -------  ------- -------      -------  -------  -------
From operations
    Net investment income (loss)           $    5   $   (2)  $    3       $   (6)  $   (6) $   (1)      $    1   $    -   $   (1)
    Net realized gain (loss)                   15      (19)      28          (23)      86      36          (10)       9        8
    Change in net unrealized
      appreciation/depreciation               (50)      26      (20)        (201)    (291)    107          (25)     (27)       1
                                           -------  -------  -------      -------  ------- -------      -------  -------  -------

       Increase (decrease) in net assets
        resulting from operations             (30)       5       11         (230)    (211)    142          (34)     (18)       8
                                           -------  -------  -------      -------  ------- -------      -------  -------  -------

From policy transactions:
    Purchases and transfers in                404      232      325          461      802     365          135      141       47
    Monthly deduction charges                 (27)     (15)      (6)         (48)     (33)     (5)         (10)      (5)      (1)
    Other redemptions                        (146)    (118)     (57)         (83)    (145)    (47)         (16)     (16)      (3)
                                           -------  -------  -------      -------  ------- -------      -------  -------  -------

      Increase (decrease) in net assets
       from policy transactions               231       99      262          330      624     313          109      120       43
                                           -------  -------  -------      -------  ------- -------      -------  -------  -------

        Net increase (decrease)
         in net assets                        201      104      273          100      413     455           75      102       51
  Net assets:
    Beginning of period                       380      276        3          868      455       -          153       51        -
                                           -------  -------  -------      -------  ------- -------      -------  -------  -------
    End of period                          $  581   $  380   $  276       $  968   $  868  $  455       $  228   $  153   $   51
                                           =======  =======  =======      =======  ======= =======      =======  =======  =======

  Units issued and redeemed:
    Beginning balance                          16       12        1           38       17       -            7        2        -
    Units issued                               19       14       14           29       31      20            8        7        2
    Units redeemed                             (9)     (10)      (3)         (11)     (10)     (3)          (2)      (2)       -
                                           -------  -------  -------      -------  ------- -------      -------  -------  -------
    Ending balance                             26       16       12           56       38      17           13        7        2
                                           =======  =======  =======      =======  ======= =======      =======  =======  =======

                                            *VVIF Mid-Cap Index           **VVIF Small Company             **VVIF International
                                                 Portfolio                   Growth Portfolio                   Portfolio
                                           ------------------------       -----------------------       -------------------------
                                            2001                           2001     2000    1999         2001     2000     1999
                                           -------                        -------  ------- -------      -------  -------  -------
From operations:
    Net investment income (loss)           $    -                         $   (2)  $   (1) $    -       $   (1)  $   -    $    -
    Net realized gain (loss)                   (6)                            (5)       2       1          (24)      1         1
    Change in net unrealized
     appreciation/depreciation                  1                             36      (10)      3           (2)    (13)        1
                                           -------                        -------  ------- -------      -------  -------  -------

      Increase (decrease) in net assets
       resulting from operations               (5)                            29       (9)      4          (27)    (12)        2
                                           -------                        -------  ------- -------      -------  -------  -------

From policy transactions:
    Purchases and transfers in                123                            179      119      84          150     100        14
    Monthly deduction charges                  (2)                           (11)      (5)      -           (9)     (3)       (1)
    Other redemptions                         (25)                             4       (5)    (10)         (19)      1        (5)
                                           -------                        -------  ------- -------      -------  -------  -------

     Increase (decrease) in net assets
       from policy transactions                96                            172      109      74          122      98         8
                                           -------                        -------  ------- -------      -------  -------  -------
     Net increase (decrease)
     in net assets                             91                            201      100      78           95      86        10
Net assets:
  Beginning of period                           -                            178       78       -           98      12         2
                                           -------                        -------  ------- -------      -------  -------  -------
  End of period                             $  91                          $ 379    $ 178   $  78        $ 193   $  98      $ 12
                                           =======                        =======  ======= =======      =======  =======  =======

Units issued and redeemed:
  Beginning balance                             -                             18        7       -            9       1         1
  Units issued                                 13                             19       12       8           17       8         1
  Units redeemed                               (4)                            (2)      (1)     (1)          (4)      -        (1)
                                           -------                        -------  ------- -------      -------  -------  -------
  Ending balance                                9                             35       18       7           22       9         1
                                           =======                        =======  ======= =======      =======  =======  =======

* Variable fund accounts commenced operations May 1, 2001.
**See accompanying Notes to Financial Statements for information on May 1, 2001 fund substitution.

                                      62 A

         LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
                      STATEMENTS OF CHANGES IN NET ASSETS
            Years or Periods Ended December 31, 2001,2000, and 1999
                                 (In Thousands)

                          Fund Accounts Investing In:
-------------------------------------------------------------------------------
 USAA Life Diversified           USAA Life                 *VVIF Diversified Value         **VVIF Equity Index
      Assets Fund               Income Fund                       Portfolio                      Portfolio
------------------------   ------------------------- ------------------------------ ------------------------------
 2001    2000    1999       2001    2000     1999       2001                          2001        2000       1999
------- ------- --------   ------- -------- --------  ---------                     ----------- -----------  ------
$    6  $   (1) $    5     $    8  $    (1) $   11    $      -                      $      (9)  $      (7)  $    2
     8      (6)     25        (10)      (5)      3           -                           (158)          6       10
    24      13     (27)        16       29     (15)          -                              3        (116)      46
------- ------- --------   ------- -------- --------  ---------                     ----------- -----------  ------

    38       6       3         14       23      (1)          -                           (164)       (117)      58
------- ------- --------   ------- -------- --------  ---------                     ----------- -----------  ------

   401      75     125        161      105     122          60                            638         662      851
   (13)     (7)     (3)       (10)      (5)     (1)          -                            (45)        (30)     (10)
   (75)    (30)    (21)      (111)     (19)     (1)          -                           (285)        (83)    (187)
------- ------- -------    ------- -------- -------   ---------                     ----------  ----------   ------

   313      38     101         40       81     120          60                            308         549      654
------- ------- --------   ------- -------- --------  ---------                     ----------- -----------  ------

   351      44     104         54      104     119          60                            144         432      712

   186     142      38        223      119       -           -                          1,147         715        3
------- ------- --------   ------- -------- --------  ---------                     ----------- -----------  ------
$  537  $  186  $  142     $  277  $   223  $  119    $     60                      $   1,291   $   1,147   $  715
======= ======= ========   ======= ======== ========  =========                     =========== ===========  ======

     9       7       2         15        9       -           -                             97          54        1
    19       5       7         10        8       9           6                             67          59       73
    (4)     (3)     (2)        (8)      (2)      -           -                            (39)        (16)     (20)
------- ------- --------   ------- -------- --------  ---------                     ----------- -----------  ------
    24       9       7         17       15       9           6                            125          97       54
======= ======= ========   ======= ======== ========  =========                     =========== ===========  ======

            **USAA Life                *VVIF REIT Index              *VVIF High Yield         **VVIF Money Market
        International Fund                 Portfolio                   Bond Portfolio              Portfolio
-------------------------------   ------------------------   --------------------------  ----------------------------------
  ***2001      2000      1999        2001                      2001                        2001         2000      1999
------------ --------- ---------  ----------                 ----------                  ----------  ----------- ----------
$        -   $     -   $     -    $      -                   $      -                    $      44   $       26   $     8
        (5)        1         -           -                         (1)                           -            -         -

         2        (4)        1           4                          2                            -            -         -
------------ --------- ---------  ----------                 ----------                  ----------  ----------- ----------

        (3)       (3)        1           4                          1                           44           26         8
------------ --------- ---------  ----------                 ----------                  ----------  ----------- ----------

        10        50         6         107                        115                        1,983        2,673     2,623
        (1)       (2)        -          (2)                        (1)                         (30)         (24)      (13)
       (53)       (5)        -           -                        (12)                      (1,650)      (2,001)   (2,280)
------------ --------- ---------  ----------                 ----------                  ----------  ----------- ----------

       (44)       43         6         105                        102                          303          648       330
------------ --------- ---------  ----------                 ----------                  ----------  ----------- ----------
       (47)       40         7         109                        103                          347          674       338

        47         7         -           -                          -                        1,013          339         1
------------ --------- ---------  ----------                 ----------                  ----------  ----------- ----------
$        -   $    47   $     7    $    109                   $    103                    $   1,360   $    1,013   $   339
============ ========= =========  ==========                 ==========                  ==========  =========== ==========

         4         1         -           -                          -                          782          276         1
         1         4         1          10                         12                        1,735        2,621     3,043
        (5)       (1)        -           -                         (2)                      (1,501)      (2,115)   (2,768)
------------ --------- ---------  ----------                 ----------                  ----------  ----------- ----------
         -         4         1          10                         10                        1,016          782       276
============ ========= =========  ==========                 ==========                  ==========  =========== ==========

*Variable fund accounts commenced operations May 1, 2001.
**See accompanying Notes to Financial Statements for information on May 1, 2001 fund substitution.
***USAA Life International reflects operations from 1/01/01 to 04/30/01.

                                      63 A

         LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
                      STATEMENTS OF CHANGES IN NET ASSETS
            Years or Periods Ended December 31, 2001, 2000, and 1999
                                 (In Thousands)

                          Fund Accounts Investing In:
-------------------------------------------------------------------------------

                                                                                                            *FVIP III Dynamic Cap
                                             *FVIP II Contrafund(R)            *FVIP Equity-Income      Appreciation Portfolio,
                                           Portfolio, Initial Class         Portfolio, Initial Class         Initial Class
                                     -------------------------------  ------------------------------ ---------------------------
                                         2001                             2001                          2001
                                     -------------                    ------------                   -----------
From operations:
  Net investment income (loss)       $          -                     $         -                    $        -
  Net realized gain (loss)                      -                               -                             -
   Change in net unrealized
    appreciation/depreciation                   1                               2                             -
                                     -------------                    ------------                   -----------

     Increase in net assets
      resulting from operations                 1                               2                             -
                                     -------------                    ------------                   -----------

From policy transactions:
   Purchases and transfers in                  54                              95                             7
   Monthly deduction charges                   (1)                             (1)                            -
   Other redemptions                          (12)                              -                             -
                                     -------------                    ------------                   -----------
     Increase in net assets
     from policy transactions                  41                              94                             7
                                     -------------                    ------------                   -----------

      Net increase
      in net assets                            42                              96                             7
Net assets:                                                                                                   -
   Beginning of period                          -                               -                             -
                                     -------------                    ------------                   -----------
   End of period                     $         42                     $        96                    $        7
                                     =============                    ============                   ===========

Units issued and redeemed:
   Beginning balance                            -                               -                             -
   Units issued                                 6                              10                             1
   Units redeemed                              (2)                              -                             -
                                     -------------                   -------------                  ------------
   Ending balance                               4                              10                             1
                                     =============                   =============                  ============

                                            SVS I Capital Growth                  Alger American
                                         Portfolio, Class A shares               Growth Portfolio
                                        ---------------------------        ----------------------------
                                          2001      2000     1999            2001      2000     1999
                                        ---------  -------  -------        --------  ---------  -------
From operations:
   Net investment income (loss)         $     (3)  $   (3)  $   (1)        $    (6)  $     (7)  $   (1)
   Net realized gain (loss)                  (30)      70        9              54        136        4
   Change in net unrealized
    appreciation/depreciation               (128)    (144)      38            (206)      (320)      53
                                        ---------  -------  -------        --------  ---------  -------

     Increase (decrease) in net assets
      resulting from operations             (161)     (77)      46            (158)      (191)      56
                                        ---------  -------  -------        --------  ---------  -------

From policy transactions:
   Purchases and transfers in                313      458      379             480        837      578
   Monthly deduction charges                 (31)     (21)      (5)            (55)       (37)      (6)
   Other redemptions                        (134)     (95)     (39)            (81)      (148)     (82)
                                        ---------  -------  -------        --------  ---------  -------

     Increase in net assets
     from policy transactions                148      342      335             344        652      490
                                        ---------  -------  -------        --------  ---------  -------
      Net increase (decrease)
      in net assets                          (13)     265      381             186        461      546
Net assets:
   Beginning of period                       649      384        3           1,007        546        -
                                        ---------  -------  -------        --------  ---------  -------
   End of period                        $    636   $  649   $  384         $ 1,193   $  1,007   $  546
                                        =========  =======  =======        ========  =========  =======

Units issued and redeemed:
  Beginning balance                           22       12        1              33         15        -
  Units issued                                13       16       13              19         26       18
  Units redeemed                              (8)      (6)      (2)             (7)        (8)      (3)
                                        ---------  -------  -------        --------  ---------  -------
  Ending balance                              27       22       12              45         33       15
                                        =========  =======  =======        ========  =========  =======

*Variable fund accounts commenced operations May 1, 2001.
See accompanying Notes to Financial Statements.

                                      64 A

                    LIFE INSURANCE SEPARATE ACCOUNT OF
                        USAA LIFE INSURANCE COMPANY
                       NOTES TO FINANCIAL STATEMENTS
                             December 31, 2001

1) Organization
The Life Insurance Separate Account of USAA Life Insurance Company (Life Insurance Separate Account) is registered under the Investment Company Act of 1940, as amended, as a segregated unit investment account of USAA Life Insurance Company (USAA Life), a wholly owned subsidiary of the United Services Automobile Association (USAA). Units of the Life Insurance Separate Account are sold only in connection with the Variable Universal Life Policy. Under applicable insurance law, the assets and liabilities of the Life Insurance Separate Account are clearly identified and distinguished from USAA Life. The Life Insurance Separate Account cannot be charged with liabilities arising out of any other business of USAA Life.

The Life Insurance Separate Account is divided into 18 variable fund accounts which are invested in shares of a designated portfolio of the USAA Life Investment Trust, Vanguard(R) Variable Insurance Fund (VVIF), Fidelity(R) Variable Insurance Products Fund (FVIP), Fidelity(R) Variable Insurance Products Fund II (FVIP II), Fidelity(R) Variable Insurance Products Fund III (FVIP III), Scudder Variable Series I (SVS I), or the Alger American Fund as follows:

Fund Account                                                      Mutual Fund Investment
----------------------------------------------------------------------------------------------------------------------------
USAA Life Growth and Income                                       USAA Life Growth and Income Fund
USAA Life Aggressive Growth                                       USAA Life Aggressive Growth Fund
USAA Life World Growth                                            USAA Life World Growth Fund
USAA Life Diversified Assets                                      USAA Life Diversified Assets Fund
USAA Life Income                                                  USAA Life Income Fund

Vanguard Diversified Value Portfolio                              VVIF Diversified Value Portfolio
Vanguard Equity Index Portfolio                                   VVIF Equity Index Portfolio
Vanguard Mid-Cap Index Portfolio                                  VVIF Mid-Cap Index Portfolio
Vanguard Small Company Growth Portfolio                           VVIF Small Company Growth Portfolio
Vanguard International Portfolio                                  VVIF International Portfolio
Vanguard REIT Index Portfolio                                     VVIF REIT Index Portfolio
Vanguard High Yield Bond Portfolio                                VVIF High Yield Bond Portfolio
Vanguard Money Market Portfolio                                   VVIF Money Market Portfolio

Fidelity VIP II Contrafund(R) Portfolio                           FVIP II Contrafund(R) Portfolio, Initial Class
Fidelity VIP Equity-Income Portfolio                              FVIP Equity-Income Portfolio, Initial Class
Fidelity VIP III Dynamic Cap Appreciation Portfolio               FVIP III Dynamic Cap Appreciation Portfolio, Initial Class

Scudder Capital Growth Portfolio                                  SVS I Capital Growth Portfolio, Class A shares

Alger American Growth Portfolio                                   Alger American Growth Portfolio

On May 1, 2001, USAA Life substituted shares of the VVIF Equity Index Portfolio for shares of the Deutsche VIT Equity 500 Index Fund, shares of the VVIF Small Company Growth Portfolio for shares of the Deutsche VIT Small Cap Index Fund, shares of the VVIF International Portfolio for shares of the Deutsche VIT EAFE(R) Equity Index Fund and the USAA Life International Fund, and shares of the VVIF Money Market Fund Portfolio for shares of the USAA Life Money Market Fund. The operations of the predecessor funds prior to May 1, 2001 are included in the accompanying financial statements.

Each fund substitution was a non-taxable event for policyholders and did not affect total assets. The policyholders' accumulated value did not change as a result of the substitution. For the Vanguard International Portfolio fund account, which replaced two fund accounts, the accumulation unit value (AUV) of the Deutsche EAFE(R) Equity Index fund account was used as the starting AUV. The AUVs remained the same immediately before and after the substitution for the other fund substitutions.

                                      65 A

2) Summary of Significant Accounting Policies
Security Valuation
Investments in mutual fund securities are carried in the Statements of Assets and Liabilities at net asset value as reported by the fund. Gains or losses on securities transactions are determined on the basis of the first-in first-out
(FIFO) cost method. Security transactions are recorded on the trade date. Dividend income, if any, is recorded on ex-dividend date.

Distributions
The net investment income (loss) and realized capital gains of the Life Insurance Separate Account are not distributed, but instead are retained and reinvested for the benefit of unit owners.

Federal Income Tax
Operations of the Life Insurance Separate Account are included in the federal income tax return of USAA Life, which is taxed as a "Life Insurance Company" under the Internal Revenue Code. Under current federal income tax law, no income taxes are payable with respect to operation of the Life Insurance Separate Account.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

3) Related Party Transactions
During the year ended December 31, 2001, advisory and administrative fees of approximately $861,000 were paid or payable to USAA Investment Management Company (USAA IMCO) by the funds of the USAA Life Investment Trust (the Trust). USAA IMCO is indirectly wholly owned by USAA. The funds' advisory fees are computed on an annualized rate of 0.20% of the monthly average net assets for each calendar month of each fund of the Trust except for the USAA Life Aggressive Growth Fund, which accrues at an annualized rate of 0.50%. The USAA Life International Fund accrued at an annualized rate of 0.65% through fund closure on May 1, 2001. The funds are an investment option for both the Variable Universal Life Policy and the Flexible Premium Deferred Combination Fixed and Variable Annuity Contract. Administrative fees are based on USAA IMCO's estimated time incurred to provide such services.

4) Expenses
A mortality and expense risk charge is deducted by USAA Life from the Life Insurance Separate Account on a daily basis which is equal, on an annual basis, to 0.75% of the daily net assets of each variable fund account. The mortality risk assumed is that insureds may live for a shorter period of time than estimated. Thus, a greater amount of death benefits than expected will be payable. The expense risk assumed by USAA Life is that the costs of administering the policies and the Life Insurance Separate Account may exceed the amount recovered from the policy maintenance and administration expense charges. The mortality and expense risk charge is guaranteed by USAA Life and cannot be increased.

The following expenses are charged to reimburse USAA Life for the expenses it incurs in the establishment and maintenance of the Policies and each variable fund account. On the policy's effective date, and each monthly anniversary thereafter, certain monthly charges will be deducted by USAA Life through a redemption of units from the cash value of the policy. The monthly deduction will include cost of insurance charges, which includes charges for any optional insurance benefits provided by rider, an administrative charge of $10 during the first twelve policy months, and a recurring maintenance charge of $5, which were approximately $228,000, $29,000 and $39,000, respectively, for the current year.

A transfer charge of $25 will be deducted for each value transfer between Variable Fund Accounts in excess of six per Policy Year. For each partial surrender of cash value, a charge equal to the lesser of $25 or 2% of the amount withdrawn will be deducted. This charge is also referred to as an "administrative processing fee." For full surrenders, the amount of the surrender charge will equal a percentage of the Annual Target Premium Payment specified in the policy. The number of years the policy has been in force at the time of surrender determines the applicable percentage.

A 3% premium charge is deducted from the policyholder's premium to compensate USAA Life for sales charges and taxes. The charge will be deducted from the policyholder's premium payments until the policyholder's gross amount of premium payments received exceeds the sum of the policyholder's Annual Target Premium payments payable over 10 years.

                                      66 A

        LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS - CONTINUED
                               DECEMBER 31, 2001

5)  Investments
The following table shows the number of shares owned, aggregate cost and net asset value per share of each fund at December 31, 2001:


                                                                                         Net Asset
                                                           Number of     Aggregate       Value Per
                                                             Shares        Cost            Share
                                                                           (000)
                                                         -------------  -------------  --------------
USAA Life Growth and Income Fund                                  34      $      625     $    17.09
USAA Life Aggressive Growth Fund                                  61           1,353           15.82
USAA Life World Growth Fund                                       21             279           10.98
USAA Life Diversified Assets Fund                                 41             528           12.96
USAA Life Income Fund                                             26             247           10.61
VVIF Diversified Value Portfolio                                   6              60           10.66
VVIF Equity Index Portfolio                                       43           1,358           29.91
VVIF Mid-Cap Index Portfolio                                       7              90           13.23
VVIF Small Company Growth Portfolio                               23             350           16.43
VVIF International Portfolio                                      16             207           12.37
VVIF REIT Index Portfolio                                          8             105           13.03
VVIF High Yield Bond Portfolio                                    12             101            8.59
VVIF Money Market Portfolio                                    1,360           1,360            1.00
FVIP II Contrafund(R) Portfolio, Initial Class                     2              41           20.13
FVIP Equity-Income Portfolio, Initial Class                        4              94           22.75
FVIP III Dynamic Cap Appreciation Portfolio, Intial Class          1               7            6.10
SVS I Capital Growth Portfolio, Class A shares                    39             869           16.36
Alger American Growth Portfolio                                   32           1,666           36.77

                                      67 A

        LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS - CONTINUED
                               DECEMBER 31, 2001

6) Financial Highlights
A summary of unit values and units outstanding for variable universal life policies and the expense ratios, excluding expenses of the underlying funds, and total returns for each period is as follows:

                                       USAA Life Growth and Income Fund Account
                          ------------------------------------------------------------
                                                Year Ended December 31,
                              2001           2000           1999           1998(a)
                          -------------  -------------  -------------  ---------------
At end of period:
  Accumulation units (000)          26             16             12              1
  Accumulation unit value $  22.397368   $  23.978970   $  23.296591   $  20.468785
  Net assets (000)        $        581   $        380   $        276   $          3
Ratio of expenses to
  average net assets (d)          0.75%          0.75%          0.75%          0.75% (e)
Total return (g)                 -6.96%          2.32%         12.52%             NA

                                     USAA Life Aggressive Growth Fund Account
                          -----------------------------------------------------------
                                              Year Ended December 31,
                             2001           2000           1999           1998(a)
                          ------------  -------------  -------------  ---------------
At end of period:
  Accumulation units (000)         56             38             17               -
  Accumulation unit value $ 17.214778    $ 22.654870    $ 26.991318    $  13.993064
  Net assets (000)        $       968    $       868    $       455    $          -
Ratio of expenses to
  average net assets (d)         0.75%          0.75%          0.75%           0.75% (e)
Total return (g)               -24.22%        -16.30%         91.33%              NA

                                           USAA Life Income Fund Account
                          ------------------------------------------------------------
                                                Year Ended December 31,
                              2001           2000           1999           1998(a)
                          -------------  -------------  -------------  ---------------
At end of period:
  Accumulation units (000)          17             15              9              -
  Accumulation unit value $  15.969161   $  15.007467   $  13.262741   $  14.089499
  Net assets (000)        $        277   $        223   $        119   $          -
Ratio of expenses to
  average net assets (d)          0.75%          0.75%          0.75%          0.75% (e)
Total return (g)                  5.92%         12.24%         -7.29%             NA

                               Vanguard Diversified Value Portfolio Fund Account
                          -----------------------------------------------------------
                                           Year Ended December 31,
                             2001 (b)
                          -------------
At end of period:
  Accumulation units (000)          6
  Accumulation unit value $  9.336800
  Net assets (000)        $        60
Ratio of expenses to
  average net assets (d)         0.75% (e)
Total return (g)                -6.98% (f)

                               Vanguard Small Company Growth Portfolio Fund Account
                          ------------------------------------------------------------
                                                Year Ended December 31,
                                2001(c)      2000           1999           1998(a)
                          -------------  -------------  -------------  ---------------
At end of period:
  Accumulation units (000)          35             18              7              -
  Accumulation unit value $  10.696387   $  10.043462   $  10.526480   $   8.825971
  Net assets (000)        $        379   $        178   $         78   $          -
Ratio of expenses to
  average net assets (d)          0.75%          0.75%          0.75%          0.75% (e)
Total return (g)                  6.11%         -5.09%         17.88%             NA

                                 Vanguard International Portfolio Fund Account
                          -----------------------------------------------------------
                                           Year Ended December 31,
                             2001(c)        2000           1999           1998 (a)
                          ------------  -------------  -------------  ---------------
At end of period:
  Accumulation units (000)         22              9              1               1
  Accumulation unit value $  8.670638    $ 10.881890    $ 13.154856    $  10.386978
  Net assets (000)        $       193    $        98    $        12    $          2
Ratio of expenses to
  average net assets (d)         0.75%          0.75%          0.75%           0.75% (e)
Total return (g)               -20.73%        -17.77%         25.12%             NA

(a) Variable fund accounts commenced operations August 31, 1998 with the following initial unit values per unit:
  USAA Life Growth and Income                    $ 16.937712
  USAA Life Aggressive Growth                    $  9.446371
  USAA Life World Growth                         $ 14.981795
  USAA Life Diversified Assets                   $ 16.007256
  USAA Life Income                               $ 13.766435
  Vanguard Equity Index Portfolio                $  8.561922
  Vanguard Small Company Growth Portfolio        $  7.048653
  Vanguard International Portfolio               $  8.920584
  Vanguard Money Market Fund Portfolio           $  1.162018
  Scudder Capital Growth Portfolio               $ 18.614844
  Alger American Growth Portfolio                $ 19.521151
(b) Variable fund accounts commenced operations May 1, 2001 with an initial accumulation unit value of $10.00 per unit.

(c) See accompanying Notes to Financial Statements for information on May 1, 2001 fund substitution.

(d) The information for 2001 is based on actual expenses to the policyowner for the period, excluding the expenses of the underlying fund, and charges made directly to policyowner accounts through the redemption of units. Prior years have been restated to exclude the expenses of the underlying fund, and charges made directly to the policyowner accounts through the redemption of units.

(e) Annualized. The ratio is not necessarily indicative of 12 months of operations.

(f)  Not annualized for periods less than one year.

(g) The AUV total return figures are computed in accordance with a formula prescribed by the Securities and Exchange Commission, which includes deduction of policy charges.

                                      68 A

        LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS - CONTINUED
                               DECEMBER 31, 2001


          USAA Life World Growth Fund Account                         USAA Life Diversified Assets Fund Account
-------------------------------------------------------      ---------------------------------------------------------
                Year Ended December 31,                                      Year Ended December 31,
    2001           2000           1999        1998(a)            2001           2000          1999          1998(a)
-------------  ------------- ------------  ------------      --------------  -------------  ------------  ------------
          13              7            2             -                  24              9            7              2
$  16.988356   $  20.654406  $ 23.209674   $ 17.860722        $  22.295041   $  19.815589  $ 19.192009    $ 17.974654
$        228   $        153  $        51   $         -        $        537   $        186  $       142    $        38

        0.75%          0.75%        0.75%         0.75% (e)           0.75%          0.75%        0.75%          0.75% (e)
      -18.11%        -11.48%       28.46%           NA               12.08%          2.55%        5.41%            NA

      Vanguard Equity Index Portfolio Fund Account                Vanguard Mid-Cap Index Portfolio Fund Account
--------------------------------------------------------     ---------------------------------------------------------
                Year Ended December 31,                                      Year Ended December 31,
    2001(c)        2000           1999        1998 (a)           2001(b)
-------------  ------------- ------------  -------------     --------------
         125             97           54             1                   9
$  10.341906   $  11.844646  $ 13.147788   $ 11.003536        $   9.912441
$      1,291   $      1,147  $       715   $         3        $         91

        0.75%          0.75%        0.75%         0.75% (e)           0.75%  (e)
      -13.05%        -10.40%       18.20%           NA               -1.25%  (f)

       Vanguard REIT Index Portfolio Fund Account                 Vanguard High Yield Bond Portfolio Fund Account
--------------------------------------------------------     ---------------------------------------------------------
                Year Ended December 31,                                      Year Ended December 31,
    2001 (b)                                                     2001 (b)
--------------                                               ---------------
          10                                                            10
$  10.950003                                                  $   9.869512
$        109                                                  $        103

        0.75%  (e)                                                    0.75%  (e)
        9.13%  (f)                                                   -1.67%  (f)

(a) Variable fund accounts commenced operations August 31, 1998 with the following initial unit values per unit:
  USAA Life Growth and Income               $  16.937712
  USAA Life Aggressive Growth               $   9.446371
  USAA Life World Growth                    $  14.981795
  USAA Life Diversified Assets              $  16.007256
  USAA Life Income                          $  13.766435
  Vanguard Equity Index Portfolio           $   8.561922
  Vanguard Small Company Growth Portfolio   $   7.048653
  Vanguard International Portfolio          $   8.920584
  Vanguard Money Market Fund Portfolio      $   1.162018
  Scudder Capital Growth Portfolio          $  18.614844
  Alger American Growth Portfolio           $  19.521151

(b) Variable fund accounts commenced operations May 1, 2001 with an initial accumulation unit value of $10.00 per unit.

(c) See accompanying Notes to Financial Statements for information on May 1, 2001 fund substitution.

(d) The information for 2001 is based on actual expenses to the policyowner for the period, excluding the expenses of the underlying fund, and charges made directly to policyowner accounts through the redemption of units. Prior years have been restated to exclude the expenses of the underlying fund, and charges made directly to the policyowner accounts through the redemption of units.

(e) Annualized. The ratio is not necessarily indicative of 12 months of operations.

(f)  Not annualized for periods less than one year.

(g) The AUV total return figures are computed in accordance with a formula prescribed by the Securities and Exchange Commission, which includes deduction of policy charges.

                                      69 A

        LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS - CONTINUED
                               DECEMBER 31, 2001

                              Vanguard Money Market Fund Portfolio Fund Account
                          ---------------------------------------------------------
                                          Year Ended December 31,
                             2001(c)         2000          1999         1998(a)
                          -------------  -------------  ------------  -------------
At end of period:
  Accumulation units (000)       1,016           782            276              1
  Accumulation unit value  $  1.338044    $ 1.293846    $  1.227534    $  1.178565
  Net assets (000)         $     1,360    $    1,013    $       339    $         1
Ratio of expenses to
  average net assets (d)          0.75%         0.75%          0.75%          0.75% (e)
Total return (g)                  2.94%         4.61%          2.65%             NA

                            Fidelity VIP II Contrafund(R) Portfolio Fund Account
                          --------------------------------------------------------
                                          Year Ended December 31,
                             2001 (b)
                          --------------
At end of period:
  Accumulation units (000)            4
  Accumulation unit value  $   9.515065
  Net assets (000)         $         42
Ratio of expenses to
  average net assets (d)           0.75% (e)
Total return (g)                  -5.21% (f)

                              Fidelity VIP Equity-Income Portfolio Fund Account
                          ---------------------------------------------------------
                                           Year Ended December 31,
                             2001 (b)
                          --------------
At end of period:
  Accumulation units (000)          10
  Accumulation unit value  $  9.427762
  Net assets (000)         $        96
Ratio of expenses to
  average net assets (d)          0.75% (e)
Total return (g)                 -6.09% (f)

                                 Fidelity VIP III Dynamic Cap Appreciation
                                          Portfolio Fund Account
                          --------------------------------------------------------
                                         Year Ended December 31,
                             2001 (b)
                          --------------
At end of period:
  Accumulation units (000)            1
  Accumulation unit value  $   8.464990
  Net assets (000)         $          7
Ratio of expenses to
  average net assets (d)           0.75% (e)
Total return (g)                 -15.71% (f)

                                Scudder Capital Growth Portfolio Fund Account
                          ---------------------------------------------------------
                                          Year Ended December 31,
                              2001           2000          1999         1998(a)
                          -------------  -------------  ------------  -------------
At end of period:
  Accumulation units (000)          27             22           12               1
  Accumulation unit value  $ 23.487941    $ 29.346175   $ 32.816021    $ 24.448446
  Net assets (000)         $       636    $       649   $       384    $         3
Ratio of expenses to
  average net assets (d)          0.75%          0.75%         0.75%          0.75% (e)
Total return (g)                -20.28%        -10.99%        32.82%             NA

                                Alger American Growth Portfolio Fund Account
                          ----------------------------------------------------------
                                          Year Ended December 31,
                              2001           2000          1999         1998(a)
                          --------------  -------------  ------------  -------------
At end of period:
  Accumulation units (000)           45             33            15              -
  Accumulation unit value  $  26.344044    $ 30.100055   $ 35.583778    $ 26.806157
  Net assets (000)         $      1,193    $     1,007   $       546    $         -
Ratio of expenses to
  average net assets (d)           0.75%          0.75%         0.75%          0.75% (e)
Total return (g)                 -12.81%        -15.78%        31.46%             NA

(a) Variable fund accounts commenced operations August 31, 1998 with the following initial unit values per unit:
  USAA Life Growth and Income                    $  16.937712
  USAA Life Aggressive Growth                    $   9.446371
  USAA Life World Growth                         $  14.981795
  USAA Life Diversified Assets                   $  16.007256
  USAA Life Income                               $  13.766435
  Vanguard Equity Index Portfolio                $   8.561922
  Vanguard Small Company Growth Portfolio        $   7.048653
  Vanguard International Portfolio               $   8.920584
  Vanguard Money Market Fund Portfolio           $   1.162018
  Scudder Capital Growth Portfolio               $  18.614844
  Alger American Growth Portfolio                $  19.521151

(b) Variable fund accounts commenced operations May 1, 2001 with an initial accumulation unit value of $10.00 per unit.

(c) See accompanying Notes to Financial Statements for information on May 1, 2001 fund substitution.

(d) The information for 2001 is based on actual expenses to the policyowner for the period, excluding the expenses of the underlying fund, and charges made directly to policyowner accounts through the redemption of units. Prior years have been restated to exclude the expenses of the underlying fund, and charges made directly to the policyowner accounts through the redemption of units.

(e) Annualized. The ratio is not necessarily indicative of 12 months of operations.

(f)  Not annualized for periods less than one year.

(g) The AUV total return figures are computed in accordance with a formula prescribed by the Securities and Exchange Commission, which includes deduction of policy charges.

                                      70 A

                          Independent Auditors' Report
                          ----------------------------

The Board of Directors
USAA LIFE INSURANCE COMPANY:

We have audited the accompanying consolidated balance sheets of USAA LIFE INSURANCE COMPANY and subsidiaries as of December 31, 2001 and 2000, and the related consolidated statements of income, stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 2001. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of USAA LIFE INSURANCE COMPANY and subsidiaries as of December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

                                   /s/KPMG LLP

March 8, 2002

                                      71 A

                     USAA LIFE INSURANCE COMPANY

                    Consolidated Balance Sheets

                     December 31, 2001 and 2000

              (Dollars in Thousands, Except Share Data)

Assets                                                                   2001          2000
-------                                                                 -----          ----
Investments:
   Debt securities, at fair value                                  $  6,587,295      6,087,772
   Equity securities, at fair value                                     226,797        240,685
   Mortgage loans                                                         2,379          3,087
   Policy loans                                                         139,997        138,336
                                                                     ----------     ----------
     Total investments                                                6,956,468      6,469,880

Cash and cash equivalents                                               116,927         95,588
Premium balances receivable                                               4,903          5,186
Accounts receivable - affiliates                                             37             99
Furniture and equipment                                                   2,840          6,361
Collateral for securities loaned at fair value                          506,409        718,677
Accrued investment income                                               114,890        105,406
Deferred policy acquisition costs                                       313,537        282,938
Deferred tax                                                             61,023         79,348
Reinsurance recoverable                                                 576,141        489,086
Other assets                                                             50,268         17,299
Separate account assets                                                 378,098        409,431
                                                                    -----------     ----------
     Total assets                                                  $  9,081,541      8,679,299
                                                                    ===========     ==========
Liabilities
-----------
Insurance reserves                                                 $  1,480,882      1,239,462
Funds on deposit                                                      5,779,484      5,466,912
Accounts payable and accrued expenses                                    86,151         83,219
Accounts payable - affiliates                                            19,815          7,973
Payable upon return of securities loaned                                506,409        718,677
Other liabilities                                                        57,007         53,356
Separate account liabilities                                            378,098        409,431
                                                                    -----------     ----------
     Total liabilities                                                8,307,846      7,979,030
                                                                    -----------     ----------
Stockholders' Equity
--------------------
Preferred capital stock, $100 par value; 1,200,000 shares
   authorized; 700,000 shares and 600,000 shares issued
   and outstanding at December 31, 2001 and 2000, respectively           70,000         60,000
Common capital stock, $100 par value; 30,000 shares
   authorized; 25,000 shares issued and outstanding                       2,500          2,500
Additional paid-in capital                                               61,408         51,408
Accumulated other changes in equity from nonowner sources                13,169        (15,618)
Retained earnings                                                       626,618        601,979
                                                                    -----------     ----------
     Total stockholders' equity                                         773,695        700,269
                                                                    -----------     ----------
     Total liabilities and stockholders' equity                    $  9,081,541      8,679,299
                                                                    ===========     ==========

                                      72 A

                     USAA LIFE INSURANCE COMPANY

                  Consolidated Statements of Income

            Years ended December 31, 2001, 2000, and 1999

                        (Dollars in Thousands)

                                                              2001        2000       1999
                                                              ----        ----       ----
Revenues
--------
Premiums                                                   $  478,265     428,191     398,792
Investment income, net                                        487,715     484,984     484,375
Fees, sales, and loan income                                   17,648      16,324      14,303
Net realized investment gains (losses)                        (34,299)    (65,989)        413
Other revenues                                                 15,406      14,955      13,125
                                                            ---------   ---------   ---------

     Total revenues                                           964,735     878,465     911,008
                                                            ---------   ---------   ---------
Benefits and expenses
---------------------
Losses, benefits, and settlement expenses                     655,869     582,999     560,060
Deferred policy acquisition costs                              22,857      24,508      17,463
Dividends to policyholders                                     56,081      55,012      54,981
Other operating expenses                                      128,068     127,707     139,269
                                                            ---------   ---------   ---------

     Total benefits and expenses                              862,875     790,226     771,773
                                                            ---------   ---------   ---------

     Income before income taxes                               101,860      88,239     139,235
                                                            ---------   ---------   ---------
Federal income tax expense (benefit):
   Current                                                     32,355      35,156      52,623
   Deferred                                                     2,863      (3,165)     (6,812)
                                                            ---------   ---------   ---------

     Total Federal income tax expense                          35,218      31,991      45,811
                                                            ---------   ---------   ---------

     Net income                                            $   66,642      56,248      93,424
                                                            =========   =========   =========

                                      73 A

                     USAA LIFE INSURANCE COMPANY

           Consolidated Statements of Stockholders' Equity

            Years Ended December 31, 2001, 2000, and 1999

                        (Dollars in Thousands)

                                                               2001        2000        1999
                                                               ----        ----        ----
Capital
-------
Preferred capital stock                                    $   70,000      60,000      60,000
Common capital stock                                            2,500       2,500       2,500
Additional paid-in capital                                     61,408      51,408      51,408
                                                            ---------   ---------   ---------

     End of year                                              133,908     113,908     113,908
                                                            ---------   ---------   ---------
Accumulated other changes in equity from nonowner
--------------------------------------------------
   sources, net of tax
   -------------------
Beginning of year                                             (15,618)    (77,137)     18,315
Unrealized gains (losses) on securities during year, net
   of income taxes and reclassification adjustments            28,787      61,519     (95,452)
                                                            ---------   ---------   ---------

     End of year                                               13,169     (15,618)    (77,137)
                                                            ---------   ---------   ---------
Retained earnings
-----------------
Beginning of year                                             601,979     563,260     557,829
Net income                                                     66,642      56,248      93,424
Dividends to stockholders                                     (42,003)    (17,529)    (87,993)
                                                            ---------   ---------   ---------

     End of year                                              626,618     601,979     563,260
                                                            ---------   ---------   ---------

     Total stockholders' equity                            $  773,695     700,269     600,031
                                                            =========   =========   =========

Summary of changes in equity from nonowner sources
--------------------------------------------------
Net income                                                 $   66,642      56,248      93,424
Other changes in equity from nonowner sources, net of tax      28,787      61,519     (95,452)
                                                            ---------   ---------   ---------
Total changes in equity from nonowner sources              $   95,429     117,767      (2,028)
                                                            =========   =========   =========

                                      74 A

                     USAA LIFE INSURANCE COMPANY

                Consolidated Statements of Cash Flows

            Years ended December 31, 2001, 2000, and 1999

                        (Dollars in Thousands)

                                                                  2001           2000           1999
                                                                  ----           ----           ----
Cash flows from operating activities:
   Net income                                                 $    66,642         56,248         93,424
   Adjustments to reconcile net income to net
   cash provided by operating activities:
     Net realized investment (gains) losses                        34,299         65,989           (413)
     Non-cash investment income                                         -              -         (5,147)
     Interest credited on policyholder deposits                   300,416        292,963        292,226
     Increase in deferred policy acquisition costs                (31,196)       (23,459)       (24,885)
     Depreciation and amortization                                 (4,558)        (8,473)        (9,536)
     Deferred income tax expense (benefit)                          2,863         (3,165)        (6,812)
     (Increase) decrease in premium balances receivable               283         (2,326)           109
     (Increase) decrease in accounts receivable-affiliate              62            (22)           587
     Increase in accrued investment income                         (9,484)        (8,976)       (14,388)
     Increase in reinsurance recoverable and
       other assets                                              (120,024)       (87,034)       (98,808)
     Increase in insurance reserves                               174,936        147,534        108,702
     Increase (decrease) in accounts payable and
       accrued expense                                              2,932         24,493         (1,020)
     Increase (decrease) in accounts payable-affiliates            11,842         (6,253)         3,633
     Increase (decrease) in other liabilities                       3,651            616         (1,326)
     Other                                                         (3,596)        (2,223)         2,400
                                                               ----------     ----------     ----------
       Net cash provided by operating activities                  429,068        445,912        338,746
                                                               ----------     ----------     ----------
Cash flows from investing activities:
   Proceeds from sales and maturities of
     available-for-sale securities                              1,594,188      1,137,153      1,227,752
   Proceeds from maturities of held-to-maturity securities              -         46,039        218,585
   Proceeds from principal collections on investments             397,397         95,891        319,027
   Other investments sold                                           1,213          1,186            688
   Securities purchased - available-for-sale                   (2,353,779)    (1,218,635)    (1,789,489)
   Other investments purchased                                       (730)        (5,774)        (2,636)
                                                               ----------     ----------     ----------
       Net cash provided by (used in) investing activities       (361,711)        55,860        (26,073)
                                                               ----------     ----------     ----------
Cash flows from financing activities:
   Deposits to funds on deposit                                   394,599        270,294        344,772
   Proceeds from short-term borrowings                              2,600              -              -
   Issuance of preferred stock                                     20,000              -              -
   Withdrawals from funds on deposit                             (421,240)      (714,873)      (575,731)
   Dividends to stockholders                                      (41,977)       (17,529)       (87,993)
                                                               ----------     ----------     ----------
       Net cash used in financing activities                      (46,018)      (462,108)      (318,952)
                                                               ----------     ----------     ----------
     Net increase (decrease) in cash and cash
       equivalents                                                 21,339         39,664         (6,279)
     Cash and cash equivalents at beginning of year                95,588         55,924         62,203
                                                               ----------     ----------     ----------
       Cash and cash equivalents at end of year               $   116,927         95,588         55,924
                                                               ==========     ==========     ==========

                                      75 A

                     USAA LIFE INSURANCE COMPANY

              Notes to Consolidated Financial Statements

                      December 31, 2001 and 2000

                        (Dollars in Thousands)

(1) Summary of significant accounting policies
    ------------------------------------------

    (a) Organization
        ------------

        USAA LIFE INSURANCE COMPANY (Life Company) is a wholly owned subsidiary of UNITED SERVICES AUTOMOBILE ASSOCIATION (USAA). Life Company markets individual life insurance policies, annuity contracts, group credit life and accident and health policies, and individual and group accident and health policies primarily to individuals eligible for membership in USAA. Life Company is licensed to do business in all states including the District of Columbia but excluding New York. Life Company has a subsidiary company, USAA Life Insurance Company of New York (Life of New York), licensed to sell life and annuity contracts in that state. Life Company's other subsidiary business, USAA Life General Agency (LGA), offers additional products of other insurance companies requested by USAA membership, which are not sold by Life Company. The consolidated financial statements include the accounts of Life Company and its subsidiaries, (collectively, the Company). All significant intercompany balances and transactions have been eliminated in consolidation.

    (b) Accounting standards adopted
        ----------------------------

        Effective January 1, 2001, the Company adopted the provisions of Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended by SFAS Nos. 137 and
        138. The standard requires, companies to record derivatives on their balance sheet at fair value. Changes in the fair value of those derivatives would be reported in income or other changes in equity from nonowner sources depending on the use of the derivative and whether it qualifies for hedge accounting. The key criterion for hedge accounting is that the hedging relationship must be highly effective in offsetting changes in fair value of assets or liabilities or cash flows from such transactions. The implementation of SFAS No. 133 did not have a material effect on the Company's financial position or results of operations.

        Effective April 1, 2001, the Company adopted Emerging Issues Task Force
        (EITF) Issue 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interest in Securitized Financial Assets". Under the consensus, investors in certain asset-backed securities are required to record changes in their estimated yield on a prospective basis and to evaluate these securities for an other than temporary decline in value. If the fair value of the asset-backed security has declined below its carrying amount and the decline is determined to be other than temporary, the security is written down to fair value. The adoption of EITF Issue 99-20 did not have an impact on the Company's financial position or results of operations.

        In September 2000, the FASB issued SFAS No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities". SFAS No. 140 replaces SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities", and rescinds SFAS No. 127, "Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125". This statement, which is required to be applied prospectively with certain exceptions, is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. Additionally, this statement is effective for recognition and reclassification of collateral and for disclosures relating to securitization transactions and collateral for fiscal years ending after December 15, 2000. The adoption of this statement did not have a material impact on the Company's consolidated financial statements.

                                                                    (Continued)
                                      76 A

                     USAA LIFE INSURANCE COMPANY

              Notes to Consolidated Financial Statements

                        (Dollars in Thousands)

    (c) Investments
        -----------

        On May 1, 2000, the Company reclassified all of the debt securities in its held-to-maturity portfolio to the available-for-sale portfolio. Securities with an amortized cost of $618,938 and a net unrealized loss of $24,915 were transferred from the held to maturity portfolio to the available-for-sale portfolio. This action was taken because the Company determined it no longer had the positive intent and ability to hold the securities to maturity due to changes in the Company's investment policy. Debt securities, including bonds, mortgage-backed securities, and redeemable preferred stocks are carried at fair value with unrealized gains or losses (net of related deferred income taxes, deferred policy acquisition costs, and insurance reserves) reflected in stockholders equity.

        Bonds, at amortized cost of approximately $171,940, and $171,131 were on deposit with various state governmental agencies at December 31, 2001, and 2000, respectively.

        Mortgage-backed securities held at December 31, 2001 and 2000 represent participating interests in pools of long term first mortgage loans originated and serviced by the issuers of the securities. Market interest rate fluctuations can affect the prepayment speed of principal and the yield on the securities.

        All equity securities, which include common and non-redeemable preferred stocks, have been classified as available-for-sale. Equity securities are carried at fair value with unrealized gains or losses (net of related deferred income taxes, deferred policy acquisition costs, and insurance reserves) reflected in stockholders' equity.

        Real estate mortgages and policy loans are carried at their unpaid principal balances with interest rates ranging from 4.80% to 9.75% at December 31, 2001.

        Short-term securities, included in cash and cash equivalents, are carried at amortized cost, which approximates fair value.

        Interest is not accrued on debt securities or mortgage loans for which principal or interest payments are determined to be uncollectible.

        Realized gains and losses are included in net income based upon specific identification of the investment sold. When impairment of the value of an investment is considered to be other than temporary, a provision for the write down to estimated net realizable value is recorded. Net realized capital gains of $25,943, $1,455, and $33,813 for 2001, 2000 and 1999 respectively, allocable to future policyholder dividends and interest, were deducted from net realized capital gains and an offsetting amount was reflected in insurance reserves.

    (d) Cash and cash equivalents
        -------------------------

        For purposes of the consolidated statement of cash flows, all highly liquid marketable securities that have a maturity date at purchase of three months or less and money market mutual funds are considered to be cash equivalents. At December 31, 2001 and 2000, cash and cash equivalents include $41 and $409, respectively, of separate account purchases awaiting reinvestment. These funds are restricted from the Company's use.

                                                                    (Continued)
                                      77 A

                     USAA LIFE INSURANCE COMPANY

              Notes to Consolidated Financial Statements

                        (Dollars in Thousands)

    (e) Federal income taxes
        --------------------

        Life Company and its subsidiaries are included in the consolidated Federal income tax return filed by USAA. Taxes are allocated to the separate companies of USAA based on a tax allocation agreement, whereby companies receive a current benefit to the extent their losses are utilized by the consolidated group. Separate company current taxes are the higher of taxes computed at a 35% rate on regular taxable income or taxes computed at a 20% rate on alternative minimum taxable income adjusted for any consolidated benefits allocated to the companies based on the use of separate company losses within the group.

        Deferred income taxes are recognized for the tax consequences of "temporary differences" by applying enacted statutory tax rates applicable to future years to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities. The effect on deferred income taxes from a change in tax rates is recognized in income in the period that includes the enactment date.

    (f) Fair value of financial instruments
        -----------------------------------

        The fair value estimates of the Company's financial instruments were made at a point in time, based on relevant market information and information about the related financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holding of a particular financial instrument. In addition, the tax ramifications related to the effect of fair market value estimates have not been considered in the estimates.

    (g) Use of estimates
        ----------------

        The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America (GAAP), requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    (h) Deferred policy acquisition costs
        ---------------------------------

        Policy acquisition costs, consisting primarily of certain underwriting and selling expenses, are deferred and amortized. Traditional individual life and health acquisition costs are amortized in proportion to anticipated premium income after allowing for lapses and terminations. The period for amortization is 20 years, but not to exceed the life of the policy. Acquisition costs for universal life and annuities are amortized in relation to the present value of estimated gross profits from surrender charges and investment, mortality and expense margins. The period for amortization for universal life is 20 years. The period for amortization for annuities is either 20 or 30 years.

        Deferred policy acquisition costs are reviewed by line of business to determine that the unamortized portion does not exceed the present value of anticipated gross profits or the sum of the present value of expected gross premiums and the reserves held, less the present value of expected future benefits.

                                                                    (Continued)
                                      78 A

                     USAA LIFE INSURANCE COMPANY

              Notes to Consolidated Financial Statements

                        (Dollars in Thousands)

    (i) Insurance reserves
        ------------------

        Included in insurance reserves are traditional life and health products and payout annuities with life contingencies. Traditional life and individual health reserves are computed using a net level premium method and are based on assumed or guaranteed investment yields and assumed rates of mortality, morbidity, withdrawals, expenses and anticipated future policyholder dividends. Payout annuity reserves are computed by discounting future payments at rates based on assumed or guaranteed investment yields and mortality. These assumptions vary by such characteristics as plan, year of issue, policy duration, date of receipt of funds and may include provisions for adverse deviation.

    (j) Funds on deposit
        ----------------

        Funds on deposit are liabilities for universal life, payout annuities without life contingencies and deferred annuities. These liabilities are determined following the "retrospective deposit" method and consist principally of policy account balances before applicable surrender charges.

    (k) Insurance revenues and expenses
        -------------------------------

        Premiums on traditional life insurance products and accident and health contracts are recognized as revenues as they become due. Benefits and expenses are matched with premiums in determining net income through the holding of reserves that provide for policy benefits and amortization of acquisition costs over the lives of the policies. For universal life and investment annuity contracts revenues consist of investment earnings and policy charges for the cost of insurance, policy administration, and surrender charges assessed during the period. Expenses for these policies include interest credited to policy account balances, benefit claims incurred in excess of policy account balances, and administrative expenses. The related deferred policy acquisition costs are amortized in relation to the present value of expected gross profits from surrender charges, investment, mortality, and expense margins.

    (l) Participating business
        ----------------------

        Certain life insurance policies contain dividend payment provisions, which enable the policyholder to participate in the earnings of the life insurance operations. The participating insurance in force accounted for 5% of the total life insurance in force at December 31, 2001, and 6% of the total life insurance in force at December 31, 2000. Participating policies accounted for 16% of the premium income in 2001 and 18% of the premium income in 2000. The provision for policyholders' dividends is based on benefit reserves and a future dividend liability based on the current dividend scales.

        The Company guarantees to pay dividends in aggregate, on all participating policies issued after December 31, 1983, in the total amount of $20,534 in 2002.

        Income attributable to participating policies in excess of policyholder dividends is restricted by several states for the benefit of participating policyholders of those states, otherwise income in excess of policyholder dividends is accounted for as belonging to the stockholders.

    (m) Reclassifications
        -----------------

        Certain reclassifications of prior period amounts have been made to conform with the current year's presentation.

                                                                    (Continued)
                                      79 A

                     USAA LIFE INSURANCE COMPANY

              Notes to Consolidated Financial Statements

                        (Dollars in Thousands)

(2) Basis of accounting
    -------------------

    The Company prepares separate statutory financial statements in accordance with accounting practices prescribed or permitted by the insurance departments of the states of Texas and New York. Prior to the adoption of Codification of Statutory Accounting Principles (SAP) by the insurance departments of the states of Texas and New York on January 1, 2001, prescribed statutory accounting practices included a variety of publications of the National Association of Insurance Commissioners (NAIC) as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The NAIC adopted SAP in March 1998. The Texas Department of Insurance and New York State Insurance Department adopted SAP in its entirety, except as provided in Title 28 Part 1 Chapter 7 Subchapter A Rule 7.18, "NAIC Accounting Practices and Procedures Manual" (Rule 7.18), of the Texas Administrative Code and in Regulation 172, "Financial Statement Filings and Accounting Practices and Procedures" (Reg. 172), respectively. The adoption of SAP resulted in an increase in statutory surplus of approximately $33,495.

    These consolidated financial statements have been prepared on the basis of GAAP, which differs from the statutory basis of accounting followed in reporting to insurance regulatory authorities. Reconciliation of statutory net income and capital and surplus, as determined using statutory accounting principles, to the amounts included in the accompanying consolidated financial statements, are as follows:

                                                             2001         2000        1999
                                                             ----         ----        ----
Statutory net income                                    $    47,809      72,901       83,918
Loss on sale of investments                                 (22,135)    (34,800)     (29,089)
Deferred policy acquisitions costs                           31,526      23,809       25,115
Tax adjustments                                              (2,863)      3,176       13,981
Participating policyholder earnings                             (73)     (2,032)        (696)
Insurance reserves and other                                 12,378      (6,806)         195
                                                           --------     -------     --------

        GAAP net income                                 $    66,642      56,248       93,424
                                                           ========     =======     ========

Statutory capital and surplus                           $   584,857     528,830      500,514
Increases (decreases):
   Deferred policy acquisition costs                        313,537     282,938      267,114
   Federal income taxes                                      34,787      79,348      108,214
   Asset valuation reserve                                   26,365      51,877       76,969
   Participating policyholder liability                      (7,223)     (7,111)      (3,985)
   Policyholder reserve and funds                           (99,166)    (95,792)     (97,434)
   Deferred and uncollected premiums                       (103,741)    (87,993)     (89,335)
   Investment unrealized gain (loss) adjustments:
     Investment valuation difference                        161,458      (6,579)    (193,266)
     Policyholder accounts and other assets                (110,618)    (29,437)      22,659
   Other adjustments                                        (26,561)    (15,812)       8,581
                                                           --------     -------     --------

        GAAP capital and surplus                        $   773,695     700,269      600,031
                                                           ========     =======     ========

                                                                    (Continued)
                                      80 A

                     USAA LIFE INSURANCE COMPANY

              Notes to Consolidated Financial Statements

                        (Dollars in Thousands)

(3) Investments
    -----------

    The amortized cost, estimated fair values, and carrying values of investments in debt and equity securities classified as available for sale as of December 31, 2001 were as follows:

                                                                              Available-for-Sale
                                                     -------------------------------------------------------------
                                                                       Gross      Gross      Estimated
                                                        Amortized   Unrealized  Unrealized     Fair      Carrying
                                                           Cost        Gains      Losses       Value      Value
                                                     ------------- ----------- ------------ ----------- ----------
Debt securities
---------------
U.S. Treasury securities and obligations of
     U.S. Government corporations and agencies       $      3,529         369           -        3,898       3,898
Obligations of states and political subdivisions           37,192         946           -       38,138      38,138
Debt securities issued by foreign
     governments and corporations                         309,153       9,494      (1,492)     317,155     317,155
Mortgage-backed securities                                991,016      26,139      (2,898)   1,014,257   1,014,257
Corporate securities                                    5,086,498     166,894     (39,545)   5,213,847   5,213,847
                                                        ---------     -------     -------    ---------   ---------
        Total debt securities                        $  6,427,388     203,842     (43,935)   6,587,295   6,587,295
                                                        =========     =======     =======    =========   =========

Equity securities
-----------------
Common stock                                         $    251,130           -     (30,149)     220,981     220,981
Non-redeemable preferred stock                              5,970           -        (154)       5,816       5,816
                                                        ---------     -------     -------    ---------   ---------
        Total equity securities                      $    257,100           -     (30,303)     226,797     226,797
                                                        =========     =======     =======    =========   =========

                                                                    (Continued)
                                      81 A

                     USAA LIFE INSURANCE COMPANY

              Notes to Consolidated Financial Statements

                        (Dollars in Thousands)

    The amortized cost, estimated fair values, and carrying values of investments in debt and equity securities classified as available for sale as of December 31, 2000 were as follows:

                                                                           Available-for-Sale
                                                   ------------------------------------------------------------------
                                                                     Gross         Gross       Estimated
                                                    Amortized      Unrealized    Unrealized      Fair       Carrying
                                                       Cost          Gains         Losses        Value       Value
                                                   -----------   ------------   ------------  ----------- -----------
Debt securities
---------------
U.S. Treasury securities and obligations of
   U.S. Government corporations and agencies      $     21,468          586           (31)        22,023       22,023
Obligations of states and political subdivisions        34,950          107           (22)        35,035       35,035
Debt securities issued by foreign
   governments and corporations                        465,297        5,888        (9,791)       461,394      461,394
Mortgage-backed securities                           1,077,318       20,119        (4,417)     1,093,020    1,093,020
Corporate securities                                 4,496,095       70,686       (90,481)     4,476,300    4,476,300
                                                     ---------      -------      --------      ---------    ---------
        Total debt securities                     $  6,095,128       97,386      (104,742)     6,087,772    6,087,772
                                                     =========      =======      ========      =========    =========

Equity securities
-----------------
Common stock                                      $    179,745       22,048       (11,180)       190,613      190,613
Non-redeemable preferred stock                          50,045        1,192        (1,165)        50,072       50,072
                                                     ---------      -------      --------      ---------    ---------
        Total equity securities                   $    229,790       23,240       (12,345)       240,685      240,685
                                                     =========      =======      ========      =========    =========

    The amortized cost and estimated fair values of debt securities classified as available-for-sale at December 31, 2001, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to prepay obligations.

                                                                 Available-for-Sale
                                                           -----------------------------
                                                                            Estimated
                                                               Amortized      Fair
                                                                 Cost         Value
                                                           ------------- ---------------
Due in one year or less                                   $     525,215        537,095
Due after one year through five years                         1,880,762      1,954,167
Due after five years through ten years                        1,907,887      1,950,634
Due after ten years                                           1,122,508      1,131,142
                                                            -----------     ----------

Mortgage-backed securities                                      991,016      1,014,257
                                                            -----------     ----------
                                                          $   6,427,388      6,587,295
                                                            ===========     ==========

    Proceeds from sales of available-for-sale debt securities during 2001, 2000, and 1999 were $1,381,444, $995,947, and $1,065,071, respectively. Gross gains and losses of $25,832 and $21,651, respectively, for 2001, $10,472 and $65,470, respectively, for 2000, and $12,010 and $4,911, respectively, for 1999, were realized on those sales.

    For 2000, net realized investment gains (losses) on the consolidated statement of income also included a realized loss of $10,033 due to an other than temporary write-down of a debt security. There were no such writedowns in 2001.

                                                                    (Continued)
                                      82 A

                     USAA LIFE INSURANCE COMPANY

              Notes to Consolidated Financial Statements

                        (Dollars in Thousands)

    Proceeds from sales of equity securities during 2001, 2000, and 1999 were $64,640, $573, and $96,857, respectively. Gross gains and losses of $11,068 and $0 respectively, for 2001, $67 and $70, respectively, for 2000 and $25,494, and $34, respectively, for 1999 were realized on those sales.

    Gross investment income during 2001, 2000, and 1999 was $494,179, $490,890, and $489,709, respectively, and consists primarily of interest income on fixed maturity securities. Investment expenses were $6,464, $5,906, and $5,334 for 2001, 2000, and 1999, respectively.

    Life Company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions for short periods of time. Initial cash collateral is required at a rate of 102% of the market value of a loaned security. The collateral is deposited by the borrower with a lending agent, and retained and invested by the lending agent according to the Company's guidelines to generate additional income or used for operations. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value of the loaned securities fluctuates. The estimated fair value of loaned securities is $484,382 at December 31, 2001.

    At December 31, 2001 and 2000, net unrealized gains of $110,618 and $29,437 were allocated to insurance reserves for participating life insurance policies and interest sensitive contracts. In addition net unrealized losses of $146 and $743 were allocated against deferred policy acquisition costs in 2001 and 2000, respectively.

(4) Federal income tax
    ------------------

    The expected statutory Federal income tax amounts for the years ended December 31, 2001, 2000, and 1999 differ from the effective tax amounts as follows:

                                                          2001        2000       1999
                                                          ----        ----       ----
Income before income taxes                            $  101,860     88,239     139,235
                                                         =======     ======     =======

Federal income tax expense at 35% statutory rate          35,651     30,884      48,732

Increase (decrease) in tax resulting from
   Dividends received deductions                            (540)      (189)       (391)
   Tax credits                                              (112)      (556)       (791)
   Other, net                                                219      1,852      (1,739)
                                                         -------     ------     -------

       Federal income tax expense                     $   35,218     31,991      45,811
                                                         =======     ======     =======

    Deferred income tax expense or benefit for the years ended December 31, 2001, 2000, and 1999 was primarily attributable to differences between the valuation of assets and insurance liabilities for financial reporting and tax purposes.

                                                                    (Continued)
                                      83 A

                           USAA LIFE INSURANCE COMPANY

                   Notes to Consolidated Financial Statements

                             (Dollars in Thousands)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31 are presented below:

                                                                                                   2001          2000
                                                                                                   ----          ----
Deferred tax assets
   Insurance reserves                                                                       $      124,969       118,511
   Accounts payable and accrued expenses                                                             8,924         3,337
   Policyholder dividends                                                                            4,909         5,866
   Other, net                                                                                        2,972         4,778
                                                                                                   -------       -------

         Total gross deferred tax assets                                                           141,774       132,492
                                                                                                   -------       -------

Deferred tax liabilities
   Investments                                                                                       7,276         3,295
   Depreciable assets                                                                                  729           714
   Deferred policy acquisition costs                                                                51,539        45,513
   Other, net                                                                                       14,510        12,426
                                                                                                   -------       -------

         Total gross deferred tax liabilities                                                       74,054        61,948
                                                                                                   -------       -------

Deferred tax asset (liability) on net unrealized gain (loss) on investments                         (6,697)        8,804
                                                                                                   -------       -------
         Net deferred tax asset                                                             $       61,023        79,348
                                                                                                   =======       =======

Management believes that the realization of the deferred tax asset is more likely than not based on the expectation that such benefits will be utilized in the future consolidated tax returns of the USAA group.

At December 31, 2001, and 2000, other assets included Federal income tax receivable of $7,523 and $3,320, respectively.

Aggregate cash payments to USAA for income taxes were $35,004, $32,988, and $51,993 for Life Company and $1,554, $956, and $2,780 for its subsidiaries during the years ended December 31, 2001, 2000, and 1999, respectively.

                                                                     (Continued)
                                      84 A

                           USAA LIFE INSURANCE COMPANY

                   Notes to Consolidated Financial Statements

                             (Dollars in Thousands)

Detailed tax amounts for items of total nonowner changes in equity are as follows:

                                                                                    Before-          Tax
                                                                                      Tax         (Expense)      Net-of-Tax
                                                                                     Amount       or Benefit       Amount
                                                                                  ------------    -----------    ------------
For the year ending December 31, 1999

Unrealized (losses) on securities:
   Unrealized holding (losses) arising during year                             $     (72,569)        25,399         (47,170)
   Less: reclassification adjustment for gains realized in income                    (74,280)        25,998         (48,282)
                                                                                     -------         ------          ------

       Net unrealized (losses) from securities                                      (146,849)        51,397         (95,452)
                                                                                     -------         ------          ------

          Other changes in equity from nonowner sources                        $    (146,849)        51,397         (95,452)
                                                                                     =======         ======          ======

For the year ending December 31, 2000

Unrealized gains on securities:
   Unrealized holding gains arising during year                                $      69,788        (24,426)         45,362
   Less: reclassification adjustment for losses realized in income                    24,857         (8,700)         16,157
                                                                                     -------         ------          ------

       Net unrealized gains from securities                                           94,645        (33,126)         61,519
                                                                                     -------         ------          ------

          Other changes in equity from non-owner sources                       $      94,645        (33,126)         61,519
                                                                                     =======         ======          ======

For the year ending December 31, 2001

Unrealized gains on securities:
   Unrealized holding gains arising during year                                $      28,759        (10,066)         18,693
   Less: reclassification adjustment for losses realized in income                    15,529         (5,435)         10,094
                                                                                     -------         ------          ------

       Net unrealized gains from securities                                           44,288        (15,501)         28,787
                                                                                     -------         ------          ------

          Other changes in equity from non-owner sources                       $      44,288        (15,501)         28,787
                                                                                     =======         ======          ======

                                                                     (Continued)
                                      85 A

                           USAA LIFE INSURANCE COMPANY

                   Notes to Consolidated Financial Statements

                             (Dollars in Thousands)

(5)  Fair value of financial instruments
     -----------------------------------

     The following tables present the carrying values and estimated fair values of the Company's financial instruments at December 31. SFAS No. 107, "Disclosures about Fair Value of Financial Instruments", defines the fair value of a financial instrument as the amount at which the instrument could be exchanged in a current transaction between willing parties.

                                                                                   2001                      2000
                                                                         ------------------------  -------------------------
                                                                           Carrying       Fair        Carrying       Fair
                                                                             Value        Value         Value        Value
                                                                         ------------------------  -------------------------
Financial assets:
    Cash and cash equivalents                                          $    116,927      116,927        95,588       95,588
    Debt securities                                                       6,587,295    6,587,295     6,087,772    6,087,772
    Equity securities                                                       226,797      226,797       240,685      240,685
    Mortgage loans                                                            2,379        2,226         3,087        2,962
    Policy loans                                                            139,997      139,997       138,336      138,336
    Premium balances receivable                                               4,903        4,903         5,186        5,186
    Accounts receivable -- affiliates                                            37           37            99           99
    Collateral for securities loaned                                        506,409      506,409       718,677      718,677
    Accrued investment income                                               114,890      114,890       105,406      105,406
    Separate account                                                        378,098      378,098       409,431      409,431
Financial liabilities:
    Deferred annuities and annuities without life contingencies           3,725,116    3,725,116     3,535,617    3,535,617
    Policyholder dividend accumulations                                      34,309       34,309        33,119       33,119
    Policy dividends declared but unpaid                                     30,993       30,993        32,494       32,494
    Accounts payable and accrued expenses                                    86,151       86,151        83,219       83,219
    Accounts payable -- affiliates                                           19,815       19,815         7,973        7,973
    Payable upon return of securities loaned                                506,409      506,409       718,677      718,677
    Separate account                                                        378,098      378,098       409,431      409,431

     All carrying values are included in the balance sheet under the indicated captions, except for deferred annuities and annuities without life contingencies, and policyholder dividend accumulations, both of which are included in funds on deposit, and policy dividends declared but unpaid which are included in other liabilities.

     The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

     Cash and cash equivalents: The carrying value of cash and cash equivalents approximates fair value because of the short maturity.

     Debt and equity securities: The fair market values for bonds and stocks are determined using quoted market prices from Merrill Lynch Pricing Services, Bloomberg Services or individual brokers.

     Mortgage loans: The fair value of mortgage loans are estimated by discounting the future cash flows using interest rates currently being offered for mortgage loans with similar characteristics and maturities.

                                                                    (Continued)
                                      86 A

                           USAA LIFE INSURANCE COMPANY

                   Notes to Consolidated Financial Statements

                             (Dollars in Thousands)

Policy loans: In the Company's opinion, the book value of the policy loans approximates their fair value. Policy loans are shown on the financial statements at the aggregate unpaid balance, and carry interest rates ranging from 4.8% to 7.4% in advance.

Premiums receivable: The recorded amount for premiums receivable approximates fair value because only a slight percentage of total policies issued by the Company lapse.

Accounts receivable and payable - affiliates: The carrying value of the accounts receivable and accounts payable for affiliates approximates its fair value because of the short-term nature of the obligations.

Collateral for securities loaned and payable upon return of securities loaned:
The carrying value of collateral for securities loaned and payable upon return of securities loaned approximates fair value because of the short maturity of the collateral.

Accrued investment income: The accrued amount of investment income approximates its fair value because of the quality of the Company's investment portfolio combined with the short-term nature of the collection period.

Deferred annuities and annuities without life contingencies: The fair value of the deferred annuities is equal to the current accumulated value without anticipation of any applicable surrender charges, which approximates the carrying value. The fair value of annuities without life contingencies is estimated as the commuted value of the annuity.

Policyholder dividend accumulations: The fair value of policy holder dividend accumulations is estimated using the book value less a percentage of accrued interest anticipated to be forfeited as a result of policy cancellations. Estimated annual interest to be forfeited is not material.

Policy dividends declared but unpaid: The carrying value of policy dividends declared but unpaid approximates the fair value because the carrying value reflects anticipated forfeitures as a result of policy cancellations. Estimated annual interest to be forfeited is not material.

Accounts payable and accrued expenses: The fair value of accounts payable and accrued expenses approximates its carrying value because of the short-term nature of the obligations.

Separate account assets and liabilities: The separate account assets reflect the net asset value of the underlying mutual funds, therefore, carrying value is considered fair value. The separate account liabilities are reflected at the underlying balances due to the contract holders, without consideration for applicable surrender charges, if any.

(6)  Borrowings
     ----------

The Company has no borrowing activity outside of the agreements described in
Note 7 "Transactions with affiliates."

                                                                    (Continued)
                                      87 A

                           USAA LIFE INSURANCE COMPANY

                   Notes to Consolidated Financial Statements

                             (Dollars in Thousands)

(7)  Transactions with affiliates
     ----------------------------

     Certain services have been contracted from USAA and its affiliates, such as rental of office space, utilities, mail processing, data processing, printing, and employee benefits. USAA allocates these and other expenses to affiliates for administrative services performed by them. The contracted services and allocations are based upon various formulas or agreements with the net amounts included in expenses. The aggregate amount of such contracted services for Life Company and its affiliates was $115,389, $164,572, and $173,082 for 2001, 2000, and 1999, respectively.

     The Company has an agreement with USAA Investment Management Company regarding the reimbursement of costs for investment services provided. The aggregate amount of the USAA Investment Management Company contracted services was $6,171, $5,639 and $4,895 for 2001, 2000, and 1999,
     respectively.

     Life Company also received premium and annuity considerations from USAA of $6,415, $5,780, and $4,945 in 2001, 2000, and 1999, respectively, representing amounts received for structured settlements issued to claimants of USAA and for group insurance on USAA employees.

     Life Company provides credit life and disability insurance to members of the USAA Federal Savings Bank (USAA FSB) through an insurance arrangement with USAA FSB. Total credit life and disability premiums were $6,468 and $5,732 in 2001 and 2000, respectively.

     Life Company has intercompany funding agreements with USAA Capital Corporation (CAPCO) and USAA Funding Company (FUNDCO) for unsecured borrowings up to $50,000 outstanding at any one time, for a short-term (less than 270 days) period for liquidity purposes, at an interest rate based upon CAPCO's or FUNDCO's cost of funding. As of December 31, 2001, 2000, and 1999, Life Company had $2,600, $0 and $0 liability for borrowed money. Life Company had short-term borrowings totaling $53,918, $0, and $274,619 in 2001, 2000, and 1999, respectively, through the use of these funding agreements. The interest associated with these intercompany funding agreements was $10, $0, and $50 in 2001, 2000, and 1999, respectively.

     The Company purchased securitized notes created by USAA FSB. The notes were purchased on the open market through a third-party broker. The Company had $68,618 and $37,200 of securitized notes created by USAA FSB at December 31, 2001 and 2000, respectively.

     Life of New York has an intercompany funding agreement with CAPCO that shall not exceed, in the aggregate, an amount equal to 5 percent of prior year admitted assets, outstanding at any one time. As of December 31, 2001, 2000, and 1999, Life of New York had no liability for borrowed money. Life of New York had short-term borrowings totaling $0, $0, and $5,122 in 2001, 2000, and 1999, respectively, through the use of these funding agreements. The interest associated with these intercompany funding agreements was $0, $0, and $50 in 2001, 2000, and 1999, respectively.

                                                                    (Continued)
                                      88 A

                           USAA LIFE INSURANCE COMPANY

                   Notes to Consolidated Financial Statements

                             (Dollars in Thousands)

(8)  Reinsurance
     -----------

     The Company is party to several reinsurance treaties. Life Company's general policy is to reinsure that portion of any risk in excess of $600 with a $100 corridor on the life of any one individual. However, in 1997 Life Company entered into certain reinsurance treaties that are based on a first dollar quota share pool. Life Company retains 10% of the risk on each life up to the normal $600 retention and the remaining 90% is ceded to a coinsurance pool that is placed with a number of reinsurers on a quota share basis. Once Life Company's retention has been reached, the quota share pool reinsures all of the risk above Life Company's retention. Life of New York's general policy is the same except that they reinsure that portion of any risk in excess of $200 on the life of any one individual.

     Life Company cedes Bank Owned Life Insurance (BOLI) business through two reinsurance treaties, one Yearly Renewable Term (YRT) and one Coinsurance treaty, both of which are with one reinsurer on a first dollar basis, with Life Company retaining 50% of the business under the coinsurance arrangement. Assets backing the coinsurance reserves held by the reinsurer are held in a trust by the reinsurer. This trust arrangement should reduce the credit risk associated with the high reserve liability held by the reinsurer for Life Company.

     Although the ceding of reinsurance does not discharge the Company from its primary legal liability to a policyholder, the reinsuring company assumes responsibility to reimburse the Company for the related liability.

     Life insurance in force in the amounts of $5,051,994, $5,161,519 and $5,447,155 is ceded on a yearly renewable term basis and $49,794,678, $37,080,679 and $23,535,919 is ceded on a coinsurance basis at December 31, 2001, 2000, and 1999, respectively.

     Reinsurance amounts recoverable related to insurance reserves, funds on deposit, and paid losses totaled $576,141 and $489,086 at December 31, 2001, and 2000, respectively. Premium revenues and interest credited to policyholders were reduced by $113,853, $104,622 and $106,323 for reinsurance premiums ceded during the years ended December 31, 2001, 2000, and 1999, respectively. Losses, benefits and settlement expenses were reduced by $99,914, $91,618 and $102,735 for reinsurance recoverables during the years ended December 31, 2001, 2000, and 1999, respectively.

     A ten year stop loss reinsurance agreement was signed in 1991. The reinsurance agreement terminated effective December 31, 2000.

     Life Company assumes business through various assumption agreements, with most of the business assumed on a yearly renewable term basis. Such premium amounts were not significant in 2001, 2000, and 1999.

                                                                    (Continued)
                                      89 A

                           USAA LIFE INSURANCE COMPANY

                   Notes to Consolidated Financial Statements

                             (Dollars in Thousands)

(9)  Deferred policy acquisition costs and future policy benefits
     -------------------------------------------------------------

     Deferred policy acquisitions costs and premiums are summarized below:

                                                                                     Accident
                                                             Life       Annuity     and Health      Total
                                                           ----------- ----------- -------------  ---------
Balance at
December 31, 1998                                        $   173,225      35,205        18,556     226,986
                                                             -------      ------      --------     -------

    Additions                                                 24,444      12,167         5,737      42,348
    Amortization                                             (13,721)     (2,149)       (1,593)    (17,463)
    Fair value adjustment                                      5,091      10,152             -      15,243
                                                             -------      ------      --------     -------

    Net changes                                               15,814      20,170         4,144      40,128
                                                             -------      ------      --------     -------

Balance at
December 31, 1999                                            189,039      55,375        22,700     267,114
                                                             -------      ------      --------     -------

    Additions                                                 31,925       9,279         6,763      47,967
    Amortization                                             (16,272)     (4,375)       (3,861)    (24,508)
    Fair value adjustment                                        652      (8,287)            -      (7,635)
                                                             -------      ------      --------     -------
    Net change                                                16,305      (3,383)        2,902      15,824
                                                             -------      ------      ---------    -------

Balance at
December 31, 2000                                        $   205,344      51,992        25,602     282,938
                                                             -------      ------      --------     -------

    Additions                                                 36,970      11,460         5,623      54,053
    Amortization                                             (13,721)     (2,466)       (6,670)    (22,857)
    Fair value adjustment                                       (607)         10             -        (597)
                                                             -------      ------      --------     -------
    Net change                                                22,642       9,004        (1,047)     30,599
                                                             -------      ------      --------     -------

Balance at
December 31, 2001                                        $   227,986      60,996        24,555     313,537
                                                             =======      ======       =======     =======

1999 Premiums                                            $   297,445      11,499        89,848     398,792
                                                             =======      ======       =======     =======
2000 Premiums                                            $   296,640      10,626       120,925     428,191
                                                             =======      ======       =======     =======
2001 Premiums                                            $   312,972      16,830       148,463     478,265
                                                             =======      ======       =======     =======

                                                                    (Continued)
                                      90 A

                           USAA LIFE INSURANCE COMPANY

                   Notes to Consolidated Financial Statements

                             (Dollars in Thousands)

The liabilities for future policy benefits and related insurance in force at December 31, 2001 and 2000 are summarized below:

                                                             Future Policy
                                                                Benefits
                                                        -------------------------
                                                            2001         2000
                                                            ----         ----
Life and annuity:
Individual                                            $   1,401,140    1,164,128
Group                                                         5,523        4,873
                                                          ---------    ---------
        Total life and annuity                        $   1,406,663    1,169,001
                                                          =========    =========

        Accident and health                           $      74,219       70,461
                                                          =========    =========

                                                           Insurance in Force
                                                        -------------------------
                                                            2001         2000
                                                            ----         ----
Life and annuity:
Individual                                            $  64,934,370   65,563,303
Credit life                                                 716,520      614,038
Group                                                     2,618,975    2,563,335
                                                         ----------   ----------
        Total life and annuity                        $  68,269,865   68,740,676
                                                         ==========   ==========

Life Insurance and Annuities:

Interest assumptions used in the calculation of future policy benefits for Traditional Life Policies are as follows:

  Participating term                                           9.28%
  Participating permanent                                      8.68% to 9.28%
  Non - Participating term                                     6.00% to 8.91%
  Non - Participating permanent                                6.09% to 7.09%

Future policy benefits for Payout Annuities use the original pricing interest rates.

Mortality and withdrawal assumptions are based on the Company's experience.

Health Insurance:

Interest assumptions used for future policy benefits on the health policies are calculated using a level interest rate of 6%.

Morbidity for Income Replacement policies for active lives is based on a modified 1985 CIDA and for disabled lives is based on the 1985 CIDA. Morbidity for In Hospital Cash policies is based on the 1966-67 Intercompany Experience table.

The Active Life Reserves for Issue Age Standardized Medicare Supplement Plans, Attained Age Standardized Medicare Supplement Plans, and TRICARE Supplement Plans are valued on a net level basis using 6% interest, and each uses different modifications of 1994 Tillinghast claim costs.

Termination assumptions are based on Life Company and industry experience.

                                                                     (Continued)
                                      91 A

                           USAA LIFE INSURANCE COMPANY

                   Notes to Consolidated Financial Statements

                             (Dollars in Thousands)

(10) Capital stock
     -------------

     The Company has outstanding 600,000 shares of Annually Adjustable Cumulative Perpetual Preferred Stock, 100,000 shares each of Series A, Series B, Series C, Series D, Series E, and Series F issued at $100 (not in thousands) par value. During 2001, the Company issued 100,000 shares of Series G Annually Adjustable Noncumulative Perpetual Preferred Stock at $100 (not in thousands) par value plus $10,000 of additional paid-in capital. All of the preferred stock is owned by FUNDCO. No other stock ranks Senior to the Series A-G preferred stock. The dividend rate for the series A-F preferred stock is equal to 65% of the cost of the funds for CAPCO on Commercial paper having a 180-day maturity on the first business day of each dividend period. The dividend rate for the series G preferred stock is 6.16% through December 15, 2006 when the rate will reset using the five-year treasury rate plus 1.75%. The preferred stock has a liquidation value of $100 (not in thousands) per share. The preferred stock shares are redeemable at the option of the Company for cash, in whole or in part, on the 15th day of each December for Series A and Series B and on the 15th day of each June for Series C, Series D, Series E, Series F, and Series G at par value plus accrued and unpaid dividends. Preferred stock dividends of $1,977, $2,529, and $1,993 were paid in 2001, 2000, and 1999, respectively and $114, $113, and $98 were accrued for each year after the last payments on December 15, 2001, 2000, and 1999, respectively.

     The Company has authorized 30,000 shares of common capital stock, $100 (not in thousands) par value, of which 25,000 shares were issued and outstanding at December 31, 2001, 2000, and 1999. Dividends of $40,000, $15,000, and $86,000 were paid in cash on the common stock during 2001, 2000, and 1999, respectively, as well as a $25 non-cash dividend during 2001.

(11) Unassigned surplus and dividend restrictions
     --------------------------------------------

     Texas law limits the payment of ordinary dividends to shareholders. The maximum ordinary dividend that may be paid without prior approval of the Insurance Commissioner is limited to the greater of net gain from operations of the preceding calendar year or 10% of capital and surplus as of the prior December 31, less any dividends made within the preceding 12 months. As a result, ordinary dividend payments to shareholders are limited to approximately $54,614 in 2002. Dividends are paid as determined by the Board of Directors and at its discretion. Extraordinary dividends approved by the Texas Department of Insurance, totaling $0, $0, and $87,993 and were paid in 2001, 2000, and 1999, respectively.

     The Texas Department of Insurance imposes minimum risk-based capital (RBC) requirements on insurance companies that were developed by the NAIC. The formulas for determining the amount of RBC specify various weighting factors that are applied to statutory financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of the company's regulatory total adjusted capital to its authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. Life Company's and its subsidiaries' current statutory capital and surplus are in excess of the threshold RBC requirements.

(12) Business segments
     -----------------

     The significant business segments of the Company are life insurance, annuity products, and health insurance that are marketed primarily to individuals eligible for membership in USAA. The life insurance segment offers universal life, whole life, term, and other individual coverages. The annuity segment offers both fixed and variable annuity products. The health segment offers individual and group supplement accident and health policies.

                                                                     (Continued)
                                      92 A

                           USAA LIFE INSURANCE COMPANY

                   Notes to Consolidated Financial Statements

                             (Dollars in Thousands)

The following table shows total revenues, income before income taxes, and total assets for these segments as of and for the years ended December 31, 2001, 2000, and 1999:

                                                                             2001         2000         1999
                                                                             ----         ----         ----
Revenues:
---------
Premiums
     Life                                                              $     312,972      296,640      297,445
     Annuity                                                                  16,830       10,626       11,499
     Health                                                                  148,463      120,925       89,848
                                                                           ---------    ---------    ---------
                                                                             478,265      428,191      398,792
                                                                           ---------    ---------    ---------

Investment income, net:
     Life                                                              $     201,270      198,093      191,850
     Annuity                                                                 282,037      282,882      288,574
     Health                                                                    4,408        4,009        3,951
                                                                           ---------    ---------    ---------
                                                                             487,715      484,984      484,375
                                                                           ---------    ---------    ---------

Realized capital gains (losses), net:
     Life                                                              $     (10,190)     (16,067)        (668)
     Annuity                                                                 (24,109)     (49,922)       1,081
     Health                                                                        -            -            -
                                                                           ---------    ---------    ---------
                                                                             (34,299)     (65,989)         413
                                                                           ---------    ---------    ---------

Fees, sales, loan income and other revenues:
     Life                                                              $         311       (2,490)      (1,092)
     Annuity                                                                  15,947       17,231       14,600
     Health                                                                   16,796       16,538       13,920
                                                                           ---------    ---------    ---------
                                                                              33,054       31,279       27,428
                                                                           ---------    ---------    ---------

     Total revenues:                                                   $     964,735      878,465      911,008
                                                                           =========    =========    =========

Income before income taxes:
---------------------------
     Life                                                              $      94,809      107,483      100,787
     Annuity                                                                  18,139       (1,664)      49,844
     Health                                                                  (11,088)     (17,580)     (11,396)
                                                                           ---------    ---------    ---------
                                                                       $     101,860       88,239      139,235
                                                                           =========    =========    =========

Income tax expense (benefit):
-----------------------------
     Life                                                              $      32,777       43,330       33,265
     Annuity                                                                   6,267       (4,414)      16,338
     Health                                                                   (3,826)      (6,925)      (3,792)
                                                                           ---------    ---------    ---------
                                                                       $      35,218       31,991       45,811
                                                                           =========    =========    =========
Total assets:
-------------
     Life                                                              $   3,909,310    3,663,174    3,572,155
     Annuity                                                               5,081,762    4,932,744    4,980,063
     Health                                                                   90,469       83,381       57,196
                                                                           ---------    ---------    ---------
                                                                       $   9,081,541    8,679,299    8,609,414
                                                                           =========    =========    =========

                                                                     (Continued)
                                      93 A

                           USAA LIFE INSURANCE COMPANY

                   Notes to Consolidated Financial Statements

                             (Dollars in Thousands)

     Effective March 6, 2002, the Company discontinued selling TRICARE supplement health insurance. The Company recognized the Department of Defense's reforms to the TRICARE program substantially improved health coverage for all military beneficiaries and reduced the Company's members' need for this supplemental health insurance. This event is not expected to have a material impact on the operations of the Company.

(13) Employee benefit plans
     ----------------------

     (a) Pension plan
         ------------

         Substantially all employees are covered under a pension plan administered by USAA which is accounted for on a group basis. The benefits are determined based on years of service and the employee's final average pay, as defined in the plan, at the date of retirement. The total net pension cost allocated to the Company on the basis of salary expense was $3,572, $3,922 and $3,877 in 2001, 2000, and 1999,
         respectively. At December 31, 2001 and 2000 a liability of $134 and $2,157, respectively, has been recorded which represents the excess of net periodic pension cost allocated to the Company over its allocated funding requirements.

     (b) Postretirement benefit plan
         ---------------------------

         Substantially all employees of the Company may become eligible for certain medical and life insurance benefits provided for retired employees under a plan administered by USAA if they meet minimum age and service requirements and retire while working for USAA. The postretirement benefit cost allocated to the Company based on the number of employees was $1,358, $1,555, and $1,052 in 2001, 2000, and
         1999, respectively. At December 31, 2001 and 2000, a liability of $6,500, and $5,142, respectively, has been recorded which represents the under-funding of the Company's allocated funding requirements under the net periodic postretirement benefit cost allocated to the Company.

     (c) Contributory retirement plan
         ----------------------------

         Substantially all employees of the Company are eligible to participate in USAA's contributory retirement plan. The Company matches participant contributions dollar for dollar to a maximum of 6% of a participant's compensation. The Company's contributions vest on a graduated basis up to 100% after five years of credited service. In 2001, 2000, and 1999, the Company's contributions to the plan totaled $3,080, $2,584 and $2,577, respectively.

(14) Separate accounts
     -----------------

     The Separate Account and the Life Insurance Separate Account (Separate Accounts) are segregated asset accounts established under Texas law through which Life Company invests the premium payments received from contract owners and policy owners, respectively. The assets of the Separate Accounts are the property of Life Company. However, only the assets of the Separate Accounts in excess of the reserves, and other contract liabilities with respect to the Separate Accounts, are chargeable with liabilities arising out of any other business Life Company may conduct. In accordance with the contracts and policies, income, gains and losses, whether or not realized, are credited to, or charged against the Separate Accounts and excluded from Life Company. Life Company's obligations arising under the contracts and policies are general corporate obligations.

                                                                     (Continued)
                                      94 A

                           USAA LIFE INSURANCE COMPANY

                   Notes to Consolidated Financial Statements

                             (Dollars in Thousands)

     Each Separate Account currently is divided into eighteen variable fund accounts, each of which invests in a corresponding fund. The funds that are available under this contract or policy include five funds of the USAA Life Investment Trust, the Capital Growth Portfolio of the Scudder Variable Life Investment Funds, the Growth Portfolio of the Alger American Funds, three funds of the Fidelity VIP portfolio, and eight funds of the Vanguard Variable Insurance Fund. The accumulated unit value of the contract or policy in a variable fund account will vary, primarily based on the investment experience of the Fund in whose shares the variable funds account invest. The value of the funds' securities is carried at market value.

     Life Company incurs mortality expenses on behalf of the Separate Accounts' contract holders and policy owners. Life Company also incurs administrative expenses on behalf of contract and policy owners. Life Company collects fees for these expenses from both contract holders and policy owners at set amounts. In addition, Life Company incurs various expenses related to conducting the business or operations of the USAA Life Investment Trust (Trust) as outlined by an underwriting and administrative services agreements. Life Company, out of its general account, has agreed to pay directly, or reimburse the Trust, for Trust expenses exceeding established limits. Such reimbursements were not significant in 2001, 2000, and 1999.

(15) Commitments and contingencies
     -----------------------------

     The Company is required by law to participate in the guaranty associations of the various states in which it does business. The state guaranty associations ensure payment of guaranteed benefits, with certain restrictions to policy holders of impaired or insolvent insurance companies, by assessing all other companies involved in similar lines of business.

     There are currently several insurance companies which have substantial amounts of life, annuity and health business in the process of liquidation or rehabilitation. The Company received net refunds of $336 and paid $62 and $323 to various state guaranty associations during the years ended December 31, 2001, 2000, and 1999, respectively. The Company accrues its best estimate for known insolvencies. At December 31, 2001 and 2000, other liabilities include $7,148 and $5,194 respectively, related to estimated assessments.

     The Company is party to various lawsuits and claims generally incidental to its business. The ultimate disposition of these matters is not expected to have a significant adverse effect on the Company's financial position or results of operations.

                                      95 A

We have not authorized anyone to give any information or make any representations other than those contained in this Prospectus (or any sales literature we approve) in connection with the offer of the Policies described herein. You may not rely on any such information or representations, if made. This Prospectus does not constitute an offer in any jurisdiction to any person to whom such offer would be unlawful. This Prospectus is valid only when accompanied or preceded by the current prospectuses for the Funds described herein.


                                      96 A

                      This page left blank intentionally

================================================================================
                          USAA LIFE INSURANCE COMPANY
                           9800 Fredericksburg Road
                           San Antonio, Texas 78288
--------------------------------------------------------------------------------

            To check policy details, view fund account summaries, or
       receive a prospectus, annual or semiannual report electronically, visit your online resource center
                                  usaa.com
                     -------------------------------------

                To discuss your Variable Universal Life Policy,
               call a USAA Life Account Representative toll free

                                1-800-531-2923
                          (282-3460 in San Antonio)
                     -------------------------------------

                If you wish to discuss your particular policy, transfer money from one fund account to another or select a payout option call a USAA Life Service Representative toll free

                                1-800-531-4265
                          (456-9061 in San Antonio)
                     -------------------------------------

               You may also call our toll-free Touchline(R)
                     24 hours a day, 7 days a week
              for information about the value of your policy

                                1-800-531-5433

================================================================================

                                 We know what it means to serve.(R)
            USAA [LOGO]   ---------------------------------------------------
                          INSURANCE o BANKING o INVESTMENTS o MEMBER SERVICES

Copyright (C) 2002, USAA. All rights reserved.                       31836-0502
                                                                     ----------

                                    PART II

             INFORMATION NOT REQUIRED TO BE FILED IN A PROSPECTUS

                          UNDERTAKING TO FILE REPORTS

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                    UNDERTAKING PURSUANT TO RULE 484(b)(1)
                       UNDER THE SECURITIES ACT OF 1933

         Rule 484(b)(1) under the Securities Act of 1933 requires a description of "[a]ny provision or arrangement . . . whereby the registrant may indemnify a director, officer or controlling person of the registrant against liabilities arising under the [Securities] Act." Registrant, the Life Insurance Separate Account of USAA Life Insurance Company, does not, as a technical matter, have any directors or officers. Nevertheless, Registrant, pursuant to Section 13 of the Amended and Restated Distribution and Administration Agreement, may indemnify, albeit indirectly, directors and/or officers of its depositor, USAA Life Insurance Company ("USAA Life"), as follows. Section 13 of such Agreement provides that Registrant shall indemnify the employees of USAA Investment Management Company ("IMCO"), Registrant's principal underwriter. To whatever extent any director or officer of USAA Life may be deemed to be an "employee" of IMCO, Registrant may be deemed to be permitted to indemnify such person pursuant to such Agreement, which is filed as Exhibit 1.(3)(a) to this Registration Statement and is herein incorporated by reference.

         Additionally, there are certain other provisions or arrangements whereby USAA Life, and/or certain of its affiliated persons, may be indemnified by parties or entities other than Registrant. Such provisions or arrangements are incorporated herein by reference, as follows: to Article IX of the By-Laws of USAA Life, filed as Exhibit 1.6(b) to this Registration Statement; to
Section 9 of the Amended and Restated Underwriting and Administrative Services Agreement, filed as Exhibit 1.(8)(a) to this Registration Statement; to Section 12 of the Transfer Agent Agreement, as amended, filed as Exhibit 1.(8)(c) to this Registration Statement; to Section 5(b) of the Amended Participation Agreement, filed as Exhibit 1.8(d)(i) of this Registration Statement; to
Section 6(b) of the Amended Reimbursement Agreement, filed as Exhibit 1.8(d)(iii) to this Registration Statement; to Section 12.2 of the Amended Participation Agreement, filed as Exhibit 1.8(e)(i) to this Registration Statement; to the Amended Expense Allocation Agreement, filed as Exhibit 1.8(e)(ii) to this Registration Statement; to Section 7 of the Participation Agreement, filed as Exhibit 1.8(f) to this Registration Statement; and to
Section 8 of the Participation Agreement filed as Exhibit 1.8(g) to this Registration Statement.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATION REGARDING THE REASONABLENESS OF AGGREGATE FEES AND CHARGES DEDUCTED UNDER THE POLICIES PURSUANT TO SECTION 26(e)(2)(A) OF THE INVESTMENT COMPANY ACT OF 1940

         USAA Life Insurance Company ("USAA Life") represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company under the Policies. USAA Life bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks; the need for USAA Life to earn a profit; the degree to which the Policies include innovative features; and the regulatory standards for exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice. This representation applies to all Policies sold pursuant to this Registration Statement, including those sold on the terms specifically described in the prospectus contained herein, or any variations therein, based on supplements, endorsements, or riders to any Policies or prospectus, or otherwise.

                      CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

The facing sheet.

Reconciliation and tie between items in Form N-8B-2 and the Prospectus.


Prospectus consisting of 96 pages.


Undertaking, pursuant to Section 15(d) of the Securities Exchange Act of 1934 to file reports.

Undertaking pursuant to Rule 484(b)(1) under the Securities Act of 1933, regarding indemnification.

Representation regarding the reasonableness of aggregate fees and charges.

The signatures.

Written consents of the following persons:

         Cynthia A. Toles, Esq., Vice President and Assistant Secretary, USAA Life Insurance Company (filed as Exhibit 2).(9)

         KPMG LLP, Independent Auditors (filed as Exhibit 6).

         James C. Hackard, ASA, MAAA, Associate Actuary, USAA Life Insurance Company (filed as Exhibit 9).(4)

The following exhibits:

         1.  Exhibits required by Article IX, paragraph A, of Form N-8B-2:

               (1) Resolution of Board of Directors of USAA Life Insurance Company establishing Life Insurance Separate Account of USAA Life Insurance Company. (The resolution is filed in lieu of a trust or indenture creating a unit investment trust.)(1)

               (2)         Not applicable.

               (3)(a) Amended and Restated Distribution and Administration Agreement by and between USAA Life Insurance
                           Company and USAA Investment Management Company, dated December 16, 1994, and amended and restated, to encompass variable universal life insurance, March 30, 1998.(4)

               (3)(b)      Not applicable.

               (3)(c)      Not applicable.

               (4)         Not applicable.

               (5) Revised Form of Variable Universal Life Insurance Policy (Policy Form No. VUL 31891TX), including riders.(4)

               (6)(a) Articles of Incorporation of USAA Life Insurance Company, as amended.(8)


               (6)(b) Bylaws of USAA Life Insurance Company, as amended, April 20, 2000.(11)

               (7)         Not applicable.

               (8)(a)(i) Amended and Restated Underwriting and Administrative Services Agreement by and between USAA Life Insurance Company, USAA Life Investment Trust and USAA Investment Management Company, dated December 16, 1994, amended February 7, 1997, amended and restated, to encompass variable universal life insurance, February 26, 1998, amended and restated, November 18, 1998, amended and restated, December 31, 1999.(7)

               (8)(a)(ii) First Amendment to the Amended and Restated Underwriting and Administrative Services Agreement, dated May 23, 2001.(10)

               (8)(b)(i) Investment Advisory Agreement by and between USAA Life Investment Trust and USAA Investment Management Company, dated December 16, 1994.(3)

               (8)(b)(ii) Amendment to Investment Advisory Agreement by and between USAA Life Investment Trust and USAA Investment Management Company, with respect to Funds added to Trust, dated February 7, 1997.(2)

               (8)(b)(iii) Second Amendment to Investment Advisory Agreement
                           by and between USAA Life Investment Trust and USAA Investment Management Company, to encompass variable life insurance, dated February 18, 1998.(3)

               (8)(c)(i) Transfer Agent Agreement by and between USAA Life Investment Trust and USAA Life Insurance Company, dated December 15, 1994.(3)

               (8)(c)(ii) Letter Agreement by and between USAA Life Investment Trust and USAA Life Insurance Company, appointing USAA Life as the Transfer Agent and Dividend Disbursing Agent for Funds added to Trust, dated February 7, 1997.(3)

               (8)(c)(iii) Amendment to Transfer Agent Agreement by and between
                           USAA Life Investment Trust and USAA Life Insurance Company, to encompass variable universal life insurance, dated February 18, 1998.(3)

               (8)(d)(i) Amended Participation Agreement by and between Scudder Variable Life Investment Fund and USAA Life Insurance Company, dated February 3, 1995, as amended May 21, 1998.(6)

               (8)(d)(ii) Amended Participating Contract and Policy Agreement by and between Scudder Investor Services, Inc. and USAA Investment Management Company, dated February 3, 1995, as amended April 29, 1998.(6)

               (8)(d)(iii) Amended Reimbursement Agreement by and between
                           Scudder Kemper Investments, Inc. and USAA life Insurance Company, dated February 3, 1995, as amended May 21, 1998.(6)

               (8)(d)(iv) Amended Letter Agreement by and between Scudder Kemper Investments, Inc., Scudder Investor Services, Inc., Scudder Variable Life Investment Fund, USAA Life Insurance Company and USAA Investment Management Company, dated February 3, 1995, as amended March 16, 1998.(6)

               (8)(e)(i) Amended Participation Agreement by and between The Alger American Fund, Fred Alger Management, Inc., Fred Alger & Company, Incorporated, and USAA Life Insurance Company, dated December 16, 1994, as amended March 16, 1998.(4)

               (8)(e)(ii) Amended Expense Allocation Agreement by and between Fred Alger Management, Inc., Fred Alger & Company, Incorporated, and USAA Life Insurance Company, dated December 16, 1994 as amended March 16, 1998.(4)

               8(f) Participation Agreement by and between Vanguard Variable Insurance Funds, The Vanguard Group, Inc., Vanguard Marketing Corporation, and USAA Life Insurance Company, dated March 12, 2001.(9)

               8(g) Participation Agreement by and between Variable Insurance Products Funds, Fidelity Distributors Corporation, and USAA Life Insurance Company, dated April 20, 2001.(9)

               (10)(a)(i) Revised Form of Application for the Variable Universal Life Insurance Policy filed as Exhibit 1.(5).(4)

               (10)(a)(ii) Form of Application for Variable Universal Life
                           Insurance Policy Change.(4)

               (10)(b)     Section 1035 Exchange Form.(4)

         Other Exhibits

               2. Opinion and Consent of Cynthia A. Toles, Esq., Vice President and Assistant Secretary, USAA Life Insurance Company, as to the legality of the Policy interests being registered.(9)

               3.          Not applicable.

               4.          Not applicable.

               5.          Financial Data Schedule. (See Exhibit 27 below.)


               6.          Consent of KPMG LLP, Independent Auditors.
                           (Filed herewith.)


               7.(a)       Power of Attorney for Robert G. Davis.(1)

                 (b)       Powers of Attorney for James M. Middleton, Bradford
                           W. Rich, and Josue Robles, Jr.(8)


                 (c)       Powers of Attorney for Russell A. Evenson and Larkin
                           W. Fields.(11)

                 (d) Power of Attorney for Edward R. Dinstel. (Filed herewith.)

               8. Revised form of illustration showing cash values, cash surrender values, and death benefits, based on annualized rates of return of 0%, 6%, and 12%, and based on current and guaranteed Policy charges. (Filed herewith.)

               9. Opinion and Consent of James C. Hackard, ASA, MAAA, Associate Actuary, USAA Life Insurance Company, as to the methodology for computing cash values, cash surrender values, and death benefits as described in the form of illustration filed as Exhibit 8.(4)

               27. Financial Data Schedule. (Inapplicable, because, notwithstanding Instruction 5 as to Exhibits, the Commission staff has advised that no such Schedule is required.)

------------------

(1) Previously filed on January 30, 1998, with the initial filing of this Registration Statement.

(2) Incorporated herein by reference to Post-Effective Amendment No. 3, filed on February 14, 1997, to Form N-1A Registration Statement (File No. 33-82270) of USAA Life Investment Trust.

(3) Incorporated herein by reference to Post-Effective Amendment No. 6, filed on March 2, 1998, to the Form N-1A Registration Statement (File No. 33-82270) of USAA Life Investment Trust.

(4) Previously filed on May 15, 1998, with the Pre-Effective Amendment to Registrant's Form S-6 Registration Statement.

(5) Incorporated herein by reference to Post-Effective Amendment No. 7, filed on February 26, 1999, to the Form N-1A Registration Statement (File No. 33-82270) of USAA Life Investment Trust.

(6) Previously filed on February 26, 1999, with the Post-Effective Amendment No. 1 to Registrant's Form S-6 Registration Statement.

(7) Incorporated herein by reference to Post-Effective Amendment No. 8, filed on April 28, 2000, to the Form N-1A Registration Statement (File No. 33-82270) of USAA Life Investment Trust.

(8) Previously filed on April 27, 2000, with the Post-Effective Amendment No. 3 to Registrant's Form S-6 Registration Statement.

(9) Previously filed on April 27, 2001, with the Post-Effective Amendment No. 4 to Registrant's Form S-6 Registration Statement.


(10) Incorporated herein by reference to Post-Effective Amendment No. 10, filed on April 30, 2002, to the Form N-1A Registration Statement (File No. 33-82270) of USAA Life Investment Trust.

(11) Previously filed on March 1, 2002, with the Post-Effective Amendment No. 5 to Registrant's Form S-6 Registration Statement.

                                  SIGNATURES



Pursuant to the requirements of the Securities Act of 1933, the Registrant, Life Insurance Separate Account of USAA Life Insurance Company, has duly caused this amended Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto fixed and attested, all in the City of San Antonio, and State of Texas, on this 25th day of April, 2002.


                              Signature:   Life Insurance Separate Account of
                                           USAA Life Insurance Company
                                           (Registrant)

                              By:          USAA Life Insurance Company
                                           (On behalf of Registrant and itself)

                              By:          /s/ James M. Middleton
                                           --------------------------
                                           James M. Middleton
                                           President and Chief Executive Officer

Attest:  /s/ Cynthia A. Toles
         ---------------------------------------
         Cynthia A. Toles
         Vice President and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


(NAME)                            (TITLE)                                      (DATE)
Robert G. Davis                   Chairman

James M. Middleton                Vice Chairman, President and                 April 25, 2002
                                  Chief Executive Officer

Edward R. Dinstel                 Director                                     April 25, 2002

Russell A. Evenson                Director                                     April 25, 2002

Larkin W. Fields                  Director                                     April 25, 2002

Larkin W. Fields                  Treasurer                                    April 25, 2002

Bradford W. Rich                  Director                                     April 22, 2002

*Josue Robles, Jr.                Director                                     April 23, 2002

                                 EXHIBIT INDEX


Exhibits                                                                                        Page No.
---------                                                                                       --------
6.         Consent of KPMG LLP, Independent Auditors.                                             115

7(d)       Power of Attorney for Edward R. Dinstel.                                               116

8.         Revised form of illustration showing cash values, cash surrender values,               117
           and death benefits 117based on an annualized rates of return of 0%, 6%, and 12%, and based on current and guaranteed Policy charges.